UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09223

Pioneer Series Trust XIV

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: September 30, 2023

Date of reporting period: October 1, 2022 through March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Strategic Income Fund
Semiannual Report  |  March 31, 2023

A: PSRAX	C: PSRCX	K: STRKX	R: STIRX	Y: STRYX

visit us: www.amundi.com/us

Pioneer Strategic Income Fund | Semiannual Report | 3/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
May 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/233

Portfolio Management Discussion  |  3/31/23
In the following interview, Andrew Feltus and Jonathan Scott discuss the factors that affected the performance of Pioneer Strategic Income Fund during the six-month period ended March 31, 2023. Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Scott, a senior vice president, Deputy Director of Multi-Sector Fixed Income, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund, along with Brad Komenda, Managing Director, Director of Investment Grade Corporates, and a portfolio manager at Amundi US, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi US.
Q	How did the Fund perform during the six-month period ended March 31, 2023?
A	Pioneer Strategic Income Fund’s Class A shares returned 4.48% at net asset value during the six-month period ended March 31, 2023, while the Fund’s benchmark, the Bloomberg US Universal Index (the Bloomberg Index), returned 5.24%. During the same period, the average return of the 352 mutual funds in Morningstar’s Multisector Bond Funds category was 5.01%.
Q	How would you describe the investment environment in the fixed-income market during the six-month period ended March 31, 2023?
A	The period opened last October in the wake of a series of aggressive Federal Reserve (Fed) interest-rate increases, as the US central bank sought to counter historically high inflation readouts, which had peaked at over 9% in June of 2022. The Fed’s determined stance with regard to tighter monetary policy had brought the target for its benchmark overnight lending rate (federal funds rate) from 0.00% ‒ 0.25% in March of 2022, to 3.00% ‒ 3.25% entering October. In addition, the US Treasury yield curve, which had moved notably higher in response to the Fed’s rate increases, had inverted, as the market anticipated recession. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. An inverted yield curve represents a situation where yields on longer-term debt instruments are lower than the yields on shorter-term debt instruments.)
Towards the end of 2022, with inflation beginning to show signs of modest easing, investors began to anticipate a pivot by the Fed to a more “dovish” stance on monetary policy, despite
4Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

another increase to the federal funds rate target range of 75 basis point (bps) in early November. (A basis point is equal to 1/100th of a percentage point.) The improved sentiment led to a brief rally among so-called riskier assets, such as stocks and corporate bonds. However, in December, the markets soon turned their attention to the potential recessionary effects of the higher-interest-rate regime put in place by the Fed, which led riskier assets to retrace some of the gains they had realized early in the fourth quarter. The Fed implemented a more modest 50 bps increase to the federal funds target range at its December meeting, leaving the target range at 4.25% ‒ 4.50% at the end of 2022, its highest level since the fall of 2007.
Entering the new calendar year, riskier assets rallied again, amid renewed investor optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. That, in turn, boosted performance for bonds in general. In addition, the reopening of China’s economy as the government unwound its “Zero-COVID” policy helped ease concerns about slowing global economic growth. Against that backdrop, areas of the market that had lagged during the 2022 sell-offs, such as growth stocks and corporate credit, outperformed. On February 1, 2023, the Fed once again raised the federal funds target range, this time by a less aggressive 25 bps, bringing the target to 4.50% ‒ 4.75%.
In March, however, the failure of several US banks and the collapse of European banking giant Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate interest-rate cuts by the Fed over the second half of the calendar year. The prospect of a more dovish stance on monetary policy and a “flight to safety” by investors in the wake of the banking-system issues drove Treasury yields sharply lower, which in turn lent support to bond-market returns. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed the latest rate increase as an indication that the Fed believed the financial system, overall, remained on solid footing and that any systemic
Pioneer Strategic Income Fund | Semiannual Report | 3/31/235

risk from the bank failures had been contained. As of March 31, 2023, the yield on 10-year Treasuries stood at 3.48%, versus 3.83% six months earlier.
The positive performance, overall, for fixed-income assets over the six-month period, as reflected in the solid 5.24% return for the Bloomberg Index (the Fund’s benchmark), owed largely to the decline in Treasury yields as well as some narrowing of credit spreads. All components of the benchmark finished the six-month period in solidly positive territory, with corporate credit leading the way. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q	What factors affected the Fund’s performance relative to the benchmark Bloomberg Index during the six-month period ended March 31, 2023?
A	As a multisector fixed-income portfolio, we have managed the Fund in a way that seeks to deliver strong returns, while working to keep portfolio volatility at a level similar to that typically experienced by the Fund’s benchmark, by investing across a diversified* range of investment-grade and non-investment-grade global fixed-income asset classes. We seek to add relative value to the Fund’s performance versus the benchmark through both sector allocation and security selection, focusing on “spread” sectors that trade at a yield advantage relative to US Treasuries. (Spread sectors are defined as non-governmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments.)
We believe investments such as corporate bonds, agency mortgage-backed securities (MBS), securitized-credit assets, and emerging markets bonds have typically offered higher risk-adjusted returns than Treasuries, and greater security selection opportunities. In taking a dynamic approach to sector allocation, we have often increased the Fund’s risk profile during times when the markets have offered suitable potential compensation for taking on risk, in our view, and have reduced the risk profile when we have felt the markets have offered less attractive values.
*	Diversification does not assure a profit nor protect against loss.
6Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

For the six-month period, overall sector allocation results weighed on the Fund’s benchmark-relative returns, while security selection results contributed positively to relative performance.
The biggest detractor from the Fund’s benchmark-relative returns during the six-month period was the portfolio’s allocation to investment-grade-rated securitized credit, as investment-grade securitized assets generally underperformed Treasuries. Overweight portfolio exposures to investment-grade securitized credit, including commercial MBS (CMBS) and collateralized mortgage obligations (CMOs), detracted from the Fund’s relative performance, as higher interest rates and slowing turnover in the housing market changed the expected maturity of those securities. Positive security selection results within the CMBS category partially offset the negative effects of the portfolio’s overweight, but not enough to counter the overall adverse results versus the benchmark. The Fund’s positioning along the yield curve also detracted from benchmark-relative performance, because the historically inverted yield curve had the effect of reducing the Fund’s carry. (Carry is defined as the cost, or benefit, of holding an asset.)
On the positive side, the Fund’s significant underweight to Treasuries aided benchmark-relative performance during the six-month period, as credit-oriented sectors were the best performers within the fixed-income markets. Within investment-grade corporates, a portfolio overweight to financials as well as security selection results within the sector contributed positively to the Fund’s relative returns, as holdings of European bank issues rallied in the first quarter of 2023. Non-US dollar (USD) exposures in the portfolio also supported the Fund’s relative performance, as the USD declined versus most other currencies over the six-month period, after an extended run of strength.
Corporate credit outperformed Treasuries over the six-month period, with high-yield corporate bonds outperforming investment-grade corporate bonds. The Fund’s net exposure to below-investment-grade debt – inclusive of an index-based credit-default-swap contract (CDX), which underperformed – was
Pioneer Strategic Income Fund | Semiannual Report | 3/31/237

larger than that of the benchmark, and the portfolio’s underlying holdings generally performed positively, with high-yield corporate bonds outperforming high-yield securitized credit.
Q	Did the Fund have any investments in derivative securities during the six-month period ended March 31, 2023?
A	Yes, the Fund did have investments in three types of derivatives: Treasury futures, CDX, and forward foreign currency contracts (“currency forwards”). The exposure to Treasury futures was part of our strategy to maintain a longer-than-benchmark duration in the portfolio, particularly over the second half of the six-month period, which had a positive effect on the Fund’s relative results. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
As mentioned previously, we used the CDX investments to manage the Fund’s exposure to credit-sensitive sectors; the CDX used for hedging purposes (short risk) detracted from relative returns. The Fund’s exposure to currency forwards was a technique used to manage the risks in the portfolio’s non-USD currencies. As noted earlier, the Fund’s exposure to non-USD currencies benefited relative performance for the six-month period.
Q	Did the Fund’s distributions** (or yield) to shareholders change during the six-month period ended March 31, 2023?
A	The Fund’s monthly distribution rate experienced a slight uptick over the six-month period as interest rates continued to move higher.
Q	What is your investment outlook?
A	We believe the recent banking-system stress has clearly softened the outlook for the US economy. The actions of the US Treasury, Federal Deposit Insurance Corporation (FDIC), and the Fed at the onset of the difficulties seemed designed, in our view, to serve as a firewall to help control additional deposit runs and prevent systemic contagion that could lead to a sudden credit crunch, as
**	Distributions are not guaranteed.
8Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

experienced in 2008. So far, we believe the measures appear to have been successful, as investors’ focus has shifted from “who is next?” to “what are the medium-term, systemic effects?”
With respect to the latter question, we believe, over the intermediate-term, bank lending and credit conditions are likely to tighten as regional banks strive to boost balance-sheet liquidity, absorb the higher costs of attracting deposits with the rise in short-term interest rates, and consider the stability of their funding sources. In the coming months, we expect bank regulators will be closely scrutinizing the susceptibility of banks to “deposit flight”; and, over the longer term, we believe it is likely that regional banks will face higher regulatory capital and liquidity requirements.
In our view, a slowdown in lending by regional banks will be negative for economic growth, and makes a recession likely in the second half of 2023, unless the Federal Open Market Committee (FOMC) significantly eases monetary policy, and relatively soon. Given the Fed’s emphasis on bringing down persistently sticky domestic inflation, which is usually a lagging indicator, we suspect that the Fed could be too slow to cut rates to prevent a recession.
Consequently, we have taken steps to reduce credit risk in the portfolio, and expect to maintain a relatively defensive posture as recession risk increases over the course of the calendar year.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/239

Please refer to the Schedule of Investments on pages 21-99 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
Investments in high-yield or lower rated securities are subject to greater-than average price volatility, illiquidity and possibility of default.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
10Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed income securities. Mortgage-backed securities are also subject to pre-payments.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2311

Portfolio Summary  |  3/31/23
Portfolio Diversification

(As a percentage of total investments)*
+ Amount rounds to less than 0.1%.
10 Largest Holdings

(As a percentage of total investments)*
1.	U.S. Treasury Bills, 4/4/23	2.92%
2.	U.S. Treasury Bonds, 2.875%, 5/15/52	2.68
3.	U.S. Treasury Bonds, 3.00%, 2/15/48	2.25
4.	Federal National Mortgage Association, 2.50%, 4/15/53 (TBA)	2.22
5.	U.S. Treasury Bonds, 2.25%, 2/15/52	2.07
6.	Federal National Mortgage Association, 6.00%, 4/15/53 (TBA)	1.81
7.	Federal National Mortgage Association, 5.50%, 4/1/53 (TBA)	1.54
8.	Wells Fargo & Co., 7.50%	1.08
9.	Mexican Bonos, Series M 20, 8.50%, 5/31/29	0.99
10.	Federal National Mortgage Association, 1.50%, 11/1/41	0.78

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Prices and Distributions  |  3/31/23
Net Asset Value per Share
Class	3/31/23	9/30/22
A	$9.30	$9.05
C	$9.09	$8.85
K	$9.32	$9.07
R	$9.47	$9.21
Y	$9.30	$9.05

Distributions per Share: 10/1/22 - 3/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.1520	$—	$—
C	$0.1198	$—	$—
K	$0.1737	$—	$—
R	$0.1377	$—	$—
Y	$0.1686	$—	$—
Index Definitions
The Bloomberg U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14 - 18.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2313

Performance Update | 3/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price  during the periods shown, compared to that of the Bloomberg U.S. Universal Index.
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg U.S. Universal Index
10 Years	2.15%	1.68%	1.62%
5 Years	1.46	0.53	1.05
1 Year	-5.54	-9.81	-4.61
Expense Ratio (Per prospectus dated February 1, 2023)
Gross
1.03%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Performance Update | 3/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund  during the periods shown, compared to that of the Bloomberg U.S. Universal Index.
Average Annual Total Returns (As of March 31, 2023)
Period	If Held	If Redeemed	Bloomberg U.S. Universal Index
10 Years	1.47%	1.47%	1.62%
5 Years	0.79	0.79	1.05
1 Year	-6.24	-7.16	-4.61
Expense Ratio (Per prospectus dated February 1, 2023)
Gross
1.68%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2315

Performance Update | 3/31/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg U.S. Universal Index
10 Years	2.60%	1.62%
5 Years	1.90	1.05
1 Year	-5.09	-4.61
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
0.61%	0.59%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2025 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Performance Update | 3/31/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg U.S. Universal Index
10 Years	1.82%	1.62%
5 Years	1.16	1.05
1 Year	-5.83	-4.61
Expense Ratio (Per prospectus dated February 1, 2023)
Gross
1.36%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please see the financial highlights a more current expense ratio.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2317

Performance Update | 3/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Universal Index.
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	Bloomberg U.S. Universal Index
10 Years	2.48%	1.62%
5 Years	1.80	1.05
1 Year	-5.21	-4.61
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
0.71%	0.69%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers currently in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through February 1, 2025 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
18Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund
Based on actual returns from October 1, 2022 through March 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,044.80	$1,040.90	$1,047.10	$1,043.50	$1,046.70
Expenses Paid During Period*	$5.45	$8.75	$3.01	$6.98	$3.52

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07%, 1.72%, 0.59%, 1.37%, and 0.69% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the one-half year period).
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2319

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2022 through March 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,019.60	$1,016.36	$1,021.99	$1,018.10	$1,021.49
Expenses Paid During Period*	$5.39	$8.65	$2.97	$6.89	$3.48

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07%, 1.72%, 0.59%, 1.37%, and 0.69% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the one-half year period).
20Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Schedule of Investments  |  3/31/23
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 104.9%
	Senior Secured Floating Rate Loan Interests — 0.9% of Net Assets*(a)
	Chemicals-Diversified — 0.1%
1,900,800	LSF11 A5 HoldCo LLC, Term Loan, 8.422% (Term SOFR + 350 bps), 10/15/28	$ 1,845,202
	Total Chemicals-Diversified	$1,845,202

	Electronic Composition — 0.0%†
1,355,184	Energy Acquisition LP, First Lien Initial Term Loan, 9.09% (LIBOR + 425 bps), 6/26/25	$ 1,243,381
	Total Electronic Composition	$1,243,381

	Finance-Special Purpose Banks — 0.1%
3,774,088	Bank of Industry, Ltd., Facility, 11.138% (Term SOFR + 600 bps), 12/11/23	$ 3,774,718
	Total Finance-Special Purpose Banks	$3,774,718

	Medical-Wholesale Drug Distribution — 0.1%
3,416,400	Owens & Minor, Inc., Term B-1 Loan, 8.715% (Term SOFR + 375 bps), 3/29/29	$ 3,403,588
	Total Medical-Wholesale Drug Distribution	$3,403,588

	Metal Processors & Fabrication — 0.2%
4,398,025	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 8.701% (Term SOFR + 400 bps), 10/12/28	$ 4,156,134
1,060,594	WireCo WorldGroup, Inc., Initial Term Loan, 9.063% (LIBOR + 425 bps), 11/13/28	1,051,977
	Total Metal Processors & Fabrication	$5,208,111

	Oil-Field Services — 0.3%
12,240,625	ProFrac Holdings II LLC, Term Loan, 12.099% (Term SOFR + 725 bps), 3/4/25	$ 12,148,820
	Total Oil-Field Services	$12,148,820

	Recreational Centers — 0.1%
2,711,800	Fitness International LLC, Term B Loan, 8.076% (Term SOFR + 325 bps), 4/18/25	$ 2,598,244
	Total Recreational Centers	$2,598,244

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2321

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Rental Auto & Equipment — 0.0%†
1,764,663	PECF USS Intermediate Holding III Corp., Initial Term Loan, 9.09% (LIBOR + 425 bps), 12/15/28	$ 1,493,346
	Total Rental Auto & Equipment	$1,493,346

	Retail — 0.0%†
902,825	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 9.314% (LIBOR + 450 bps), 9/12/24	$ 899,439
	Total Retail	$899,439

	Schools — 0.0%†
436,534	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan, 8.909% (LIBOR + 375 bps), 2/21/25	$ 429,804
	Total Schools	$429,804

	Total Senior Secured Floating Rate Loan Interests (Cost $33,702,259)	$33,044,653

Shares
	Common Stocks — 0.1% of Net Assets
	Household Durables — 0.0%†
1,018,282(b)	Desarrolladora Homex SAB de CV	$ 1,130
	Total Household Durables	$1,130

	Oil, Gas & Consumable Fuels — 0.1%
9,565,478(b)	Ascent CNR Corp., Class A	$ 1,434,822
336(b)	Frontera Energy Corp.	2,901
	Total Oil, Gas & Consumable Fuels	$1,437,723

	Paper & Forest Products — 0.0%†
162,828	Emerald Plantation Holdings, Ltd.	$ —
	Total Paper & Forest Products	$—

	Passenger Airlines — 0.0%†
128,171(b) +	Grupo Aeromexico SAB de CV	$ 1,422,542
	Total Passenger Airlines	$1,422,542

	Total Common Stocks (Cost $2,712,800)	$2,861,395

The accompanying notes are an integral part of these financial statements.
22Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — 7.0% of Net Assets
500,000	321 Henderson Receivables III LLC, Series 2008-1A, Class C, 9.36%, 1/15/48 (144A)	$ 511,514
500,000	321 Henderson Receivables III LLC, Series 2008-1A, Class D, 10.81%, 1/15/50 (144A)	523,548
4,000,000(a)	522 Funding CLO, Ltd., Series 2019-4A, Class E, 11.808% (3 Month USD LIBOR + 700 bps), 4/20/30 (144A)	3,433,948
4,750,000(a)	522 Funding CLO, Ltd., Series 2019-5A, Class ER, 11.418% (3 Month Term SOFR + 676 bps), 4/15/35 (144A)	4,012,995
3,500,000	A10 Bridge Asset Financing LLC, Series 2019-B, Class D, 4.523%, 8/15/40 (144A)	3,354,832
640,085	Accelerated Assets LLC, Series 2018-1, Class B, 4.51%, 12/2/33 (144A)	614,002
904,847	Accelerated Assets LLC, Series 2018-1, Class C, 6.65%, 12/2/33 (144A)	880,071
1,000,000	Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class E, 5.02%, 12/20/28 (144A)	884,180
1,413,000	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class E, 9.32%, 10/22/29 (144A)	1,411,536
3,975,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class D, 6.884% (1 Month USD LIBOR + 220 bps), 8/15/34 (144A)	3,643,445
5,400,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class E, 8.084% (1 Month USD LIBOR + 340 bps), 11/15/36 (144A)	4,707,401
2,000,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-1A, Class D, 7.38%, 9/17/29 (144A)	1,864,133
1,054,000(c)	B2R Mortgage Trust, Series 2015-1, Class D, 4.831%, 5/15/48 (144A)	1,022,874
3,295,000(a)	Battalion CLO IX, Ltd., Series 2015-9A, Class ER, 11.042% (3 Month USD LIBOR + 625 bps), 7/15/31 (144A)	2,514,263
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2323

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
1,500,000(a)	BDS, Ltd., Series 2020-FL5, Class C, 6.856% (1 Month Term SOFR + 216 bps), 2/16/37 (144A)	$ 1,456,015
1,600,000(a)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class D, 8.592% (3 Month USD LIBOR + 380 bps), 1/15/33 (144A)	1,488,078
4,176,690	Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.446%, 7/15/46 (144A)	3,264,864
3,000,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class CR, 7.858% (3 Month Term SOFR + 320 bps), 4/15/35 (144A)	2,669,622
4,250,000(a)	Catskill Park CLO, Ltd., Series 2017-1A, Class D, 10.808% (3 Month USD LIBOR + 600 bps), 4/20/29 (144A)	3,540,305
7,465,000	Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, 4.94%, 1/25/52 (144A)	5,106,800
2,500,000	Commercial Equipment Finance LLC, Series 2021-A, Class D, 6.49%, 12/17/29 (144A)	2,349,990
70,511	Commonbond Student Loan Trust, Series 2017-BGS, Class C, 4.44%, 9/25/42 (144A)	61,504
4,155,000	Continental Credit Card ABS LLC, Series 2019-1A, Class C, 6.16%, 8/15/26 (144A)	4,052,979
6,550,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class C, 9.33%, 10/15/30 (144A)	6,239,053
3,000,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class D, 12.42%, 10/15/30 (144A)	2,900,462
1,000,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%, 1/20/28 (144A)	951,767
2,300,000	DataBank Issuer, Series 2021-1A, Class C, 4.43%, 2/27/51 (144A)	2,007,426
1,113,794	Diamond Resorts Owner Trust, Series 2019-1A, Class C, 4.02%, 2/20/32 (144A)	1,061,604
6,000,000	ExteNet LLC, Series 2019-1A, Class C, 5.219%, 7/26/49 (144A)	5,630,860
9,460,000(c)	Finance of America HECM Buyout, Series 2022-HB1, Class M6, 9.317%, 2/25/32 (144A)	7,667,586
The accompanying notes are an integral part of these financial statements.
24Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
7,766,784	Finance of America Structured Securities Trust, Series 2021-S2, Class A2, 1.75%, 9/25/51	$ 7,209,634
14,512,935	Finance of America Structured Securities Trust, Series 2021-S3, Class A2, 2.25%, 12/25/51	12,833,865
1,000,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C, 9.158% (3 Month USD LIBOR + 435 bps), 1/20/33 (144A)	897,425
3,000,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D, 12.508% (3 Month USD LIBOR + 770 bps), 1/20/33 (144A)	2,588,910
5,500,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%, 8/28/27 (144A)	4,852,129
28,302(c)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%, 3/17/31 (144A)	27,938
5,022,000(a)	Goldentree Loan Management US CLO 2, Ltd., Series 2017-2A, Class E, 9.508% (3 Month USD LIBOR + 470 bps), 11/28/30 (144A)	4,323,872
4,250,000(a)	Goldentree Loan Management US CLO 6, Ltd., Series 2019-6A, Class DR, 7.739% (3 Month Term SOFR + 310 bps), 4/20/35 (144A)	3,811,608
1,250,000(a)	Gulf Stream Meridian 3, Ltd., Series 2021-IIIA, Class D, 11.542% (3 Month USD LIBOR + 675 bps), 4/15/34 (144A)	1,108,316
10,000,000	Hertz Vehicle Financing III LP, Series 2021-2A, Class D, 4.34%, 12/27/27 (144A)	8,558,838
10,047,000	HOA Funding LLC - HOA, Series 2021-1A, Class A2, 4.723%, 8/20/51 (144A)	8,317,238
603,505	Home Partners of America Trust, Series 2019-1, Class F, 4.101%, 9/17/39 (144A)	535,476
3,175,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 12.242% (3 Month USD LIBOR + 744 bps), 4/29/34 (144A)	2,387,527
2,250,000(a)	ICG US CLO, Ltd., Series 2021-1A, Class E, 11.122% (3 Month USD LIBOR + 633 bps), 4/17/34 (144A)	1,931,211
3,680,285	Icon Brand Holdings LLC, Series 2012-1A, Class A, 4.229%, 1/25/43 (144A)	1,110,534
422,573	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (144A)	414,143
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2325

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
3,070,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2, Class F, 4.393%, 12/26/28 (144A)	$ 2,777,827
4,025,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 7.311% (1 Month USD LIBOR + 255 bps), 10/16/36 (144A)	3,665,785
7,500,000(a)	MF1, Ltd., Series 2021-FL7, Class E, 7.561% (1 Month USD LIBOR + 280 bps), 10/16/36 (144A)	7,026,443
2,332,618	Mosaic Solar Loan Trust, Series 2019-2A, Class D, 6.18%, 9/20/40 (144A)	2,241,901
3,523,201	Mosaic Solar Loan Trust, Series 2021-1A, Class D, 3.71%, 12/20/46 (144A)	3,079,293
5,000,000(a)	Neuberger Berman CLO XVII, Ltd., Series 2014-17A, Class ER2, 12.015% (3 Month USD LIBOR + 720 bps), 4/22/29 (144A)	4,409,930
4,500,000(a)	Newark BSL CLO 1, Ltd., Series 2016-1A, Class DR, 11.181% (3 Month Term SOFR + 651 bps), 12/21/29 (144A)	4,151,664
5,950,000	NMEF Funding LLC, Series 2022-B, Class C, 8.54%, 6/15/29 (144A)	6,059,260
1,119,000	Octane Receivables Trust, Series 2020-1A, Class D, 5.45%, 3/20/28 (144A)	1,068,399
1,791,712	Orange Lake Timeshare Trust, Series 2019-A, Class D, 4.93%, 4/9/38 (144A)	1,670,702
5,600,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A, Class D, 9.525% (3 Month USD LIBOR + 485 bps), 2/20/28 (144A)	5,204,651
1,900,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A, Class C, 7.232% (3 Month Term SOFR + 260 bps), 4/15/30 (144A)	1,815,469
6,400,000	PEAR LLC, Series 2021-1, Class B, 0.000%, 1/15/34 (144A)	4,380,160
4,300,000	PG Receivables Finance, Series 2020-1, Class C, 5.44%, 7/20/25 (144A)	4,180,581
745,000	Post Road Equipment Finance, Series 2021-1A, Class E, 4.36%, 3/15/29 (144A)	712,579
5,000,000(a)	Race Point VIII CLO, Ltd., Series 2013-8A, Class DR2, 8.415% (3 Month USD LIBOR + 350 bps), 2/20/30 (144A)	4,648,845
The accompanying notes are an integral part of these financial statements.
26Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
9,600,000	Republic Finance Issuance Trust, Series 2021-A, Class D, 5.23%, 12/22/31 (144A)	$ 7,900,316
1,500,000	Rosy Blue Carat S.A., Series 2018-1, Class A1R, 8.481%, 3/15/30 (144A)	1,500,000
9,550,000	Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class F, 11.91%, 8/16/32 (144A)	9,206,915
1,205,812	Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class D, 4.75%, 1/20/36 (144A)	1,147,383
1,062,591	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class D, 6.59%, 7/20/37 (144A)	1,021,314
3,500,000(a)	Signal Peak CLO 2 LLC, Series 2015-1A, Class DR2, 7.658% (3 Month USD LIBOR + 285 bps), 4/20/29 (144A)	3,255,784
4,750,000(a)	Sound Point CLO XXI, Ltd., Series 2018-3A, Class C, 8.122% (3 Month USD LIBOR + 330 bps), 10/26/31 (144A)	3,908,143
3,000,000(a)	Sound Point CLO XXVIII, Ltd., Series 2020-3A, Class E, 11.718% (3 Month USD LIBOR + 690 bps), 1/25/32 (144A)	2,462,991
5,000,000(c)	Towd Point HE Trust, Series 2021-HE1, Class M2, 2.50%, 2/25/63 (144A)	4,391,130
2,750,000	Tricolor Auto Securitization Trust, Series 2021-1A, Class F, 5.08%, 5/15/28 (144A)	2,568,253
4,250,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.73%, 11/17/39 (144A)	3,554,558
1,000,000	Upstart Securitization Trust, Series 2021-1, Class C, 4.06%, 3/20/31 (144A)	934,101
1,294,000	VFI ABS LLC, Series 2022-1A, Class D, 6.68%, 11/26/29 (144A)	1,230,530
1,134,569	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%, 3/20/34 (144A)	1,121,244
3,256,607	Westgate Resorts LLC, Series 2022-1A, Class C, 2.488%, 8/20/36 (144A)	3,070,674
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2327

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
2,056,804	Westgate Resorts LLC, Series 2022-1A, Class D, 3.838%, 8/20/36 (144A)	$ 1,917,191
4,000,000(a)	Whitebox CLO II, Ltd., Series 2020-2A, Class ER, 11.916% (3 Month USD LIBOR + 710 bps), 10/24/34 (144A)	3,520,568
	Total Asset Backed Securities (Cost $281,629,980)	$250,540,905

	Collateralized Mortgage Obligations—13.3% of Net Assets
5,970,020(c)	Bayview MSR Opportunity Master Fund Trust, Series 2021-2, Class A8, 2.50%, 6/25/51 (144A)	$ 3,997,973
2,120,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class B1, 8.845% (1 Month USD LIBOR + 400 bps), 3/25/29 (144A)	2,117,503
3,330,291(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 7.545% (1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	3,337,510
840,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class B1, 11.195% (1 Month USD LIBOR + 635 bps), 10/25/30 (144A)	852,069
1,450,000(a)	Bellemeade Re, Ltd., Series 2020-4A, Class B1, 9.845% (1 Month USD LIBOR + 500 bps), 6/25/30 (144A)	1,478,223
8,062,000(c)	BINOM Securitization Trust, Series 2022-RPL1, Class M3, 3.00%, 2/25/61 (144A)	5,444,844
3,179,333(c)	Brean Asset Backed Securities Trust, Series 2021-RM1, Class A, 1.40%, 10/25/63 (144A)	2,725,634
2,565,947	Brean Asset Backed Securities Trust, Series 2021-RM2, Class M1, 1.75%, 10/25/61 (144A)	2,086,348
3,309,302(c)	Cascade Funding Mortgage Trust, Series 2019-RM3, Class C, 4.00%, 6/25/69 (144A)	2,915,265
2,150,000	Cascade MH Asset Trust, Series 2021-MH1, Class B1, 4.573%, 2/25/46 (144A)	1,702,265
4,000,000(c)	Cascade MH Asset Trust, Series 2021-MH1, Class B3, 7.579%, 2/25/46 (144A)	3,142,915
1,250,000(c)	CFMT LLC, Series 2021-HB5, Class M4, 5.683%, 2/25/31 (144A)	1,160,549
12,000,000(c)	CFMT LLC, Series 2021-HB7, Class M4, 5.072%, 10/27/31 (144A)	10,863,908
The accompanying notes are an integral part of these financial statements.
28Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
2,616,599(c)	CIM Trust, Series 2021-J2, Class B2, 2.673%, 4/25/51 (144A)	$ 1,898,542
3,102,995(c)	CIM Trust, Series 2021-J2, Class B3, 2.673%, 4/25/51 (144A)	2,124,158
5,264,850(c)	Citigroup Mortgage Loan Trust, Series 2018-RP3, Class B2, 3.25%, 3/25/61 (144A)	3,257,678
8,742,754(c)	Citigroup Mortgage Loan Trust, Series 2021-INV2, Class B1W, 2.989%, 5/25/51 (144A)	6,852,656
2,029,190(c)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1, Class B2, 3.202%, 9/25/64 (144A)	1,438,647
3,920,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 8.495% (1 Month USD LIBOR + 365 bps), 2/25/40 (144A)	3,909,281
4,940,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 8.495% (1 Month USD LIBOR + 365 bps), 2/25/40 (144A)	4,962,415
16,450,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02, Class 2B1, 9.06% (SOFR30A + 450 bps), 1/25/42 (144A)	15,635,182
566,174(c)	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-17, Class B1, 5.50%, 6/25/33	6
2,638,958(c)	CSMC, Series 2021-RPL2, Class M3, 3.545%, 1/25/60 (144A)	1,809,525
11,200,000(a)	Eagle Re, Ltd., Series 2019-1, Class B1, 9.345% (1 Month USD LIBOR + 450 bps), 4/25/29 (144A)	11,323,114
1,170,000(a)	Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2B2, 10.76% (SOFR30A + 620 bps), 11/25/41 (144A)	1,043,306
9,053,030(a)(d)	Federal Home Loan Mortgage Corp. REMICs, Series 4087, Class SB, 1.346% (1 Month USD LIBOR + 603 bps), 7/15/42	918,706
4,865,132(a)(d)	Federal Home Loan Mortgage Corp. REMICs, Series 4091, Class SH, 1.866% (1 Month USD LIBOR + 655 bps), 8/15/42	616,732
2,333,875(d)	Federal Home Loan Mortgage Corp. REMICs, Series 4999, Class QI, 4.00%, 5/25/50	429,652
2,859,846(d)	Federal Home Loan Mortgage Corp. REMICs, Series 5067, Class GI, 4.00%, 12/25/50	547,682
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2329

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
179,945	Federal National Mortgage Association REMICs, Series 2009-36, Class HX, 4.50%, 6/25/29	$ 177,168
2,678,497(a)(d)	Federal National Mortgage Association REMICs, Series 2012-14, Class SP, 1.705% (1 Month USD LIBOR + 655 bps), 8/25/41	203,118
1,951,052(a)(d)	Federal National Mortgage Association REMICs, Series 2018-43, Class SM, 1.355% (1 Month USD LIBOR + 620 bps), 6/25/48	196,354
2,332,795(a)(d)	Federal National Mortgage Association REMICs, Series 2019-33, Class S, 1.205% (1 Month USD LIBOR + 605 bps), 7/25/49	152,552
1,862,909(a)(d)	Federal National Mortgage Association REMICs, Series 2019-41, Class PS, 1.205% (1 Month USD LIBOR + 605 bps), 8/25/49	221,445
1,797,115(a)(d)	Federal National Mortgage Association REMICs, Series 2019-41, Class SM, 1.205% (1 Month USD LIBOR + 605 bps), 8/25/49	210,147
2,074,530(d)	Federal National Mortgage Association REMICs, Series 2020-83, Class EI, 4.00%, 11/25/50	417,039
222,911,920(c)(d)	Flagstar Mortgage Trust, Series 2021-4, Class AX1, 0.206%, 6/1/51 (144A)	2,193,743
5,728,531(c)	Flagstar Mortgage Trust, Series 2021-7, Class B3, 2.934%, 8/25/51 (144A)	3,796,310
2,257,560(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA3, Class B1, 9.945% (1 Month USD LIBOR + 510 bps), 6/25/50 (144A)	2,393,223
6,242,252(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA4, Class B1, 10.845% (1 Month USD LIBOR + 600 bps), 8/25/50 (144A)	6,741,063
4,120,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA4, Class B2, 14.845% (1 Month USD LIBOR + 1,000 bps), 8/25/50 (144A)	4,687,097
3,585,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA5, Class B1, 9.36% (SOFR30A + 480 bps), 10/25/50 (144A)	3,777,282
2,910,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B1, 7.56% (SOFR30A + 300 bps), 12/25/50 (144A)	2,771,332
The accompanying notes are an integral part of these financial statements.
30Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
2,630,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B2, 10.21% (SOFR30A + 565 bps), 12/25/50 (144A)	$ 2,367,318
1,212,315(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA2, Class M2, 7.945% (1 Month USD LIBOR + 310 bps), 3/25/50 (144A)	1,242,264
2,670,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA3, Class B2, 14.845% (1 Month USD LIBOR + 1,000 bps), 7/25/50 (144A)	2,970,330
3,122,182(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA4, Class B1, 10.095% (1 Month USD LIBOR + 525 bps), 9/25/50 (144A)	3,270,564
2,650,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA4, Class B2, 14.245% (1 Month USD LIBOR + 940 bps), 9/25/50 (144A)	2,846,617
9,920,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA1, Class B1, 7.21% (SOFR30A + 265 bps), 1/25/51 (144A)	9,054,303
4,325,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA1, Class B2, 9.31% (SOFR30A + 475 bps), 1/25/51 (144A)	3,578,937
3,480,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA1, Class B2, 9.56% (SOFR30A + 500 bps), 8/25/33 (144A)	2,779,460
8,890,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA4, Class B1, 8.31% (SOFR30A + 375 bps), 12/25/41 (144A)	7,972,542
14,040,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class B1, 9.31% (SOFR30A + 475 bps), 2/25/42 (144A)	13,344,520
2,670,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA1, Class M2, 9.81% (SOFR30A + 525 bps), 3/25/42 (144A)	2,631,275
5,510,000(a)	Freddie Mac STACR Trust, Series 2019-HRP1, Class B1, 8.895% (1 Month USD LIBOR + 405 bps), 2/25/49 (144A)	5,399,859
3,630,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-HRP1, Class B1D, 7.345% (1 Month USD LIBOR + 250 bps), 12/25/42	3,464,981
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2331

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
4,110,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1, 8.56% (SOFR30A + 400 bps), 11/25/50 (144A)	$ 4,095,871
6,250,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B2, 11.96% (SOFR30A + 740 bps), 11/25/50 (144A)	5,848,134
171,915	Global Mortgage Securitization, Ltd., Series 2004-A, Class B2, 5.25%, 11/25/32 (144A)	2
1,167,916	Government National Mortgage Association, Series 2009-83, Class EB, 4.50%, 9/20/39	1,166,131
130,839	Government National Mortgage Association, Series 2012-130, Class PA, 3.00%, 4/20/41	129,366
2,104,687(a)(d)	Government National Mortgage Association, Series 2019-103, Class SB, 1.289% (1 Month USD LIBOR + 605 bps), 8/20/49	194,492
10,516,971(d)	Government National Mortgage Association, Series 2019-110, Class PI, 3.50%, 9/20/49	1,292,765
17,277,236(a)(d)	Government National Mortgage Association, Series 2019-117, Class SB, 0.000% (1 Month USD LIBOR + 342 bps), 9/20/49	302,006
24,918,965(d)	Government National Mortgage Association, Series 2019-128, Class IB, 3.50%, 10/20/49	4,014,059
25,058,698(d)	Government National Mortgage Association, Series 2019-128, Class ID, 3.50%, 10/20/49	3,130,718
11,420,247(d)	Government National Mortgage Association, Series 2019-159, Class CI, 3.50%, 12/20/49	1,951,329
2,028,216(d)	Government National Mortgage Association, Series 2020-15, Class IM, 3.50%, 2/20/50	381,888
4,817,762(d)	Government National Mortgage Association, Series 2020-7, Class CI, 3.50%, 1/20/50	986,206
14,514,251(a)(d)	Government National Mortgage Association, Series 2020-9, Class SA, 0.000% (1 Month USD LIBOR + 335 bps), 1/20/50	358,514
2,474,839(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ3, Class B4, 3.982%, 3/25/50 (144A)	1,860,245
1,490,000(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ3, Class B5, 3.982%, 3/25/50 (144A)	772,349
The accompanying notes are an integral part of these financial statements.
32Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
4,900,000(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class B1, 2.75%, 12/25/60 (144A)	$ 3,649,146
9,640,000(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ4, Class A33, 3.00%, 9/25/52 (144A)	6,772,783
2,552,542(c)	GS Mortgage-Backed Securities Trust, Series 2021-PJ9, Class B3, 2.936%, 2/26/52 (144A)	1,760,157
2,911,819(c)	GS Mortgage-Backed Securities Trust, Series 2022-MM1, Class B3, 2.819%, 7/25/52 (144A)	2,033,584
4,653,425(c)	GS Mortgage-Backed Securities Trust, Series 2022-PJ1, Class B3, 2.834%, 5/28/52 (144A)	3,137,298
1,220,000(a)	Home Re, Ltd., Series 2020-1, Class B1, 11.845% (1 Month USD LIBOR + 700 bps), 10/25/30 (144A)	1,242,820
2,870,000(a)	Home Re, Ltd., Series 2020-1, Class M2, 10.095% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	2,923,247
78,029,168(c)(d)	Hundred Acre Wood Trust, Series 2021-INV1, Class AX1, 0.226%, 7/25/51 (144A)	790,997
2,601,915(c)	Hundred Acre Wood Trust, Series 2021-INV1, Class B2, 3.226%, 7/25/51 (144A)	2,073,143
4,350,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class B2, 4.298%, 9/25/56 (144A)	2,618,540
931,000(c)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class B5, 5.795%, 4/25/46 (144A)	699,201
143,577,148(c)(d)	JP Morgan Mortgage Trust, Series 2021-10, Class AX1, 0.122%, 12/25/51 (144A)	851,484
2,000,000(c)	JP Morgan Mortgage Trust, Series 2021-3, Class A5, 2.50%, 7/25/51 (144A)	1,383,240
6,496,542(c)	JP Morgan Mortgage Trust, Series 2021-7, Class B3, 2.803%, 11/25/51 (144A)	4,264,996
126,887,237(c)(d)	JP Morgan Mortgage Trust, Series 2021-8, Class AX1, 0.123%, 12/25/51 (144A)	754,827
8,333,445(c)	JP Morgan Mortgage Trust, Series 2021-8, Class B3, 2.848%, 12/25/51 (144A)	5,483,168
2,004,146(c)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B3, 2.983%, 10/25/51 (144A)	1,380,564
1,704,863(c)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B4, 2.983%, 10/25/51 (144A)	885,931
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2333

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
4,049,221(c)	JP Morgan Mortgage Trust, Series 2021-INV4, Class B2, 3.223%, 1/25/52 (144A)	$ 3,057,973
4,266,143(c)	JP Morgan Mortgage Trust, Series 2021-INV4, Class B3, 3.223%, 1/25/52 (144A)	3,014,563
4,646,083(c)	JP Morgan Mortgage Trust, Series 2022-3, Class B3, 3.115%, 8/25/52 (144A)	3,365,653
5,650,000(c)	JP Morgan Mortgage Trust, Series 2022-4, Class A5, 3.00%, 10/25/52 (144A)	3,964,978
5,534,198(c)	JP Morgan Mortgage Trust, Series 2022-4, Class B3, 3.26%, 10/25/52 (144A)	3,723,383
5,917,725(c)	JP Morgan Mortgage Trust, Series 2022-5, Class B3, 2.959%, 9/25/52 (144A)	3,838,043
8,579,120(c)	JP Morgan Mortgage Trust, Series 2022-INV1, Class B3, 3.297%, 3/25/52 (144A)	5,893,039
5,779,901(a)	JPMorgan Chase Bank N.A. - CHASE, Series 2020-CL1, Class M3, 8.195% (1 Month USD LIBOR + 335 bps), 10/25/57 (144A)	5,623,511
2,318,765(a)	JPMorgan Chase Bank N.A. - JPMWM, Series 2021-CL1, Class M3, 6.36% (SOFR30A + 180 bps), 3/25/51 (144A)	2,027,492
2,057,495(a)	JPMorgan Chase Bank N.A. - JPMWM, Series 2021-CL1, Class M4, 7.31% (SOFR30A + 275 bps), 3/25/51 (144A)	1,806,537
1,076,894	La Hipotecaria El Salvadorian Mortgage Trust, Series 2016-1A, Class A, 3.358%, 1/15/46 (144A)	988,050
2,047,066	La Hipotecaria Mortgage Trust, Series 2019-2A, Class BBB, 4.75%, 9/29/46 (144A)	1,888,419
311,520(a)	La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 2.75% (Panamanian Mortgage Reference Rate - 300 bps), 9/8/39 (144A)	296,917
6,612,319	La Hipotecaria Panamanian Mortgage Trust, Series 2021-1, Class GA, 4.35%, 7/13/52 (144A)	6,033,741
3,092,660(c)	Mello Mortgage Capital Acceptance, Series 2021-MTG1, Class B2, 2.652%, 4/25/51 (144A)	2,175,441
4,008,819(c)	Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B2, 2.673%, 6/25/51 (144A)	2,826,296
The accompanying notes are an integral part of these financial statements.
34Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
8,080,753(c)	Mello Mortgage Capital Acceptance, Series 2022-INV2, Class B3, 3.532%, 4/25/52 (144A)	$ 5,781,760
4,302,462(c)	MFA Trust, Series 2021-AEI2, Class B3, 3.287%, 10/25/51 (144A)	3,052,951
7,172,000(c)	MFA Trust, Series 2021-RPL1, Class M2, 2.855%, 7/25/60 (144A)	5,555,934
2,950,174(c)	Mill City Mortgage Loan Trust, Series 2017-3, Class B2, 3.25%, 1/25/61 (144A)	2,291,509
6,145,000(c)	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M3, 3.25%, 7/25/59 (144A)	4,500,782
1,342,369(c)	Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B3, 2.951%, 3/25/51 (144A)	932,089
6,216,187(c)	Morgan Stanley Residential Mortgage Loan Trust, Series 2021-2, Class B2, 2.899%, 5/25/51 (144A)	4,511,454
8,447,817(a)	New Residential Mortgage Loan Trust, Series 2020-2A, Class B4A, 5.977% (1 Month USD LIBOR + 250 bps), 10/25/46 (144A)	7,944,128
13,903,950(c)	New Residential Mortgage Loan Trust, Series 2020-RPL1, Class B1, 3.882%, 11/25/59 (144A)	10,892,874
3,500,000	NYMT Loan Trust, Series 2022-CP1, Class M2, 3.514%, 7/25/61 (144A)	2,818,356
2,477,817(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 10.095% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	2,518,837
2,721,995(c)	Oceanview Mortgage Trust, Series 2021-1, Class B2, 2.724%, 5/25/51 (144A)	2,018,108
3,107,729(c)	Oceanview Mortgage Trust, Series 2021-1, Class B3A, 3.243%, 6/25/51 (144A)	2,205,166
2,515,422(c)	Oceanview Mortgage Trust, Series 2021-3, Class B3, 2.715%, 6/25/51 (144A)	1,274,439
1,901,884(c)	PRMI Securitization Trust, Series 2021-1, Class B2, 2.479%, 4/25/51 (144A)	1,322,026
3,626,893(c)	PRMI Securitization Trust, Series 2021-1, Class B3, 2.479%, 4/25/51 (144A)	2,308,615
2,841,339(c)	Provident Funding Mortgage Trust, Series 2021-1, Class B1, 2.384%, 4/25/51 (144A)	2,162,145
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2335

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
2,757,916(c)	Provident Funding Mortgage Trust, Series 2021-2, Class B2, 2.353%, 4/25/51 (144A)	$ 1,941,588
2,818,940(c)	Provident Funding Mortgage Trust, Series 2021-INV1, Class B3, 2.782%, 8/25/51 (144A)	1,974,625
2,341,611(c)	Provident Funding Mortgage Trust, Series 2021-J1, Class B2, 2.638%, 10/25/51 (144A)	1,739,842
3,434,044(c)	Provident Funding Mortgage Trust, Series 2021-J1, Class B3, 2.638%, 10/25/51 (144A)	2,361,122
1,460,000(a)	Radnor Re, Ltd., Series 2021-2, Class M2, 9.56% (SOFR30A + 500 bps), 11/25/31 (144A)	1,409,974
3,388,951(c)	Rate Mortgage Trust, Series 2021-HB1, Class B2, 2.707%, 12/25/51 (144A)	2,420,859
1,853,272(c)	Rate Mortgage Trust, Series 2021-HB1, Class B3, 2.707%, 12/25/51 (144A)	1,190,354
4,298,697(c)	Rate Mortgage Trust, Series 2021-J1, Class B2, 2.709%, 7/25/51 (144A)	3,180,172
1,757,605(c)	Rate Mortgage Trust, Series 2021-J1, Class B3, 2.709%, 7/25/51 (144A)	1,075,538
2,261,080(c)	Rate Mortgage Trust, Series 2021-J3, Class B3, 2.715%, 10/25/51 (144A)	1,530,604
1,723,000(c)	Rate Mortgage Trust, Series 2021-J4, Class B4, 2.632%, 11/25/51 (144A)	606,284
3,989,875(c)	Rate Mortgage Trust, Series 2022-J1, Class B3, 2.75%, 1/25/52 (144A)	2,747,983
1,998,985(c)	RCKT Mortgage Trust, Series 2021-2, Class B3, 2.564%, 6/25/51 (144A)	1,431,514
10,150,000(c)	RCKT Mortgage Trust, Series 2022-3, Class A17, 3.00%, 5/25/52 (144A)	7,097,219
2,441,141(c)	RCKT Mortgage Trust, Series 2022-3, Class B3, 3.19%, 5/25/52 (144A)	1,673,713
3,000,000(c)	RMF Buyout Issuance Trust, Series 2021-HB1, Class M4, 4.704%, 11/25/31 (144A)	2,292,162
6,000,000(c)	RMF Buyout Issuance Trust, Series 2021-HB1, Class M5, 6.00%, 11/25/31 (144A)	3,981,294
3,750,000(c)	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5, 4.50%, 4/25/32 (144A)	417,188
3,079,848(c)	Sequoia Mortgage Trust, Series 2021-1, Class B3, 2.661%, 3/25/51 (144A)	2,056,301
The accompanying notes are an integral part of these financial statements.
36Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
1,157,834(c)	Sequoia Mortgage Trust, Series 2021-2, Class B4, 2.55%, 4/25/51 (144A)	$ 503,104
1,187,508(c)	Sequoia Mortgage Trust, Series 2021-3, Class B4, 2.651%, 5/25/51 (144A)	525,280
2,414,615(c)	Sequoia Mortgage Trust, Series 2021-4, Class B4, 2.668%, 6/25/51 (144A)	1,071,292
1,513,555(c)	Sequoia Mortgage Trust, Series 2021-5, Class B4, 3.05%, 7/25/51 (144A)	715,369
1,783,000(c)	Sequoia Mortgage Trust, Series 2021-9, Class B4, 2.863%, 1/25/52 (144A)	618,542
4,100,000(c)	Sequoia Mortgage Trust, Series 2022-1, Class A7, 2.50%, 2/25/52 (144A)	2,713,260
2,743,712(c)	Sequoia Mortgage Trust, Series 2022-1, Class B4, 2.947%, 2/25/52 (144A)	978,909
3,405,000(a)	STACR Trust, Series 2018-DNA3, Class B1, 8.745% (1 Month USD LIBOR + 390 bps), 9/25/48 (144A)	3,533,687
4,550,000(a)	STACR Trust, Series 2018-HRP2, Class B1, 9.045% (1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	4,677,567
5,000,000(c)	Towd Point Mortgage Trust, Series 2017-1, Class B3, 3.80%, 10/25/56 (144A)	3,939,696
6,374,998(c)	Towd Point Mortgage Trust, Series 2017-3, Class B3, 3.847%, 7/25/57 (144A)	5,221,965
9,407,466(c)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918%, 11/30/60 (144A)	7,618,712
830,000(a)	Triangle Re, Ltd., Series 2020-1, Class B1, 12.595% (1 Month USD LIBOR + 775 bps), 10/25/30 (144A)	840,561
887,675(a)	Triangle Re, Ltd., Series 2020-1, Class M2, 10.445% (1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	893,340
1,830,000(a)	Triangle Re, Ltd., Series 2021-1, Class B1, 9.345% (1 Month USD LIBOR + 450 bps), 8/25/33 (144A)	1,844,243
10,475,135(a)	Triangle Re, Ltd., Series 2021-1, Class M2, 8.745% (1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	10,530,737
3,478,221(c)	UWM Mortgage Trust, Series 2021-INV4, Class B2, 3.228%, 12/25/51 (144A)	2,681,449
800,000(c)	Visio Trust, Series 2019-2, Class B1, 3.91%, 11/25/54 (144A)	568,137
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2337

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
2,250,000(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A5, 3.00%, 12/25/51 (144A)	$ 1,582,608
8,970,000(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A6, 2.50%, 12/25/51 (144A)	5,984,814
8,456,986(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-INV1, Class B3, 3.439%, 3/25/52 (144A)	5,787,795
	Total Collateralized Mortgage Obligations (Cost $597,658,460)	$473,216,944

	Commercial Mortgage-Backed Securities—6.5% of Net Assets
5,800,000(a)	Alen Mortgage Trust, Series 2021-ACEN, Class E, 8.684% (1 Month USD LIBOR + 400 bps), 4/15/34 (144A)	$ 4,161,331
3,600,000(a)	AREIT Trust, Series 2022-CRE6, Class D, 7.409% (SOFR30A + 285 bps), 1/16/37 (144A)	3,244,493
5,500,160(d)(e)	Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.000%, 7/25/37 (144A)	1
2,025,000(c)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.29%, 9/15/48 (144A)	1,619,963
2,000,000(a)	BSREP Commercial Mortgage Trust, Series 2021-DC, Class G, 8.535% (1 Month USD LIBOR + 385 bps), 8/15/38 (144A)	1,568,017
9,000,000(a)	BX Trust, Series 2021-ARIA, Class E, 6.929% (1 Month USD LIBOR + 224 bps), 10/15/36 (144A)	8,097,452
4,500,000(a)	Capital Funding Mortgage Trust, Series 2021-19, Class B, 19.87% (1 Month USD LIBOR + 1,521 bps), 11/6/23 (144A)	4,365,121
1,500,000(a)	CGDB Commercial Mortgage Trust, Series 2019-MOB, Class F, 7.234% (1 Month USD LIBOR + 255 bps), 11/15/36 (144A)	1,337,982
9,577,678(a)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, 7.034% (1 Month USD LIBOR + 235 bps), 6/15/34 (144A)	8,228,601
2,000,000	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A3, 3.744%, 3/10/51	1,865,240
The accompanying notes are an integral part of these financial statements.
38Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
2,470,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 7.662% (1 Month Term SOFR + 284 bps), 11/15/38 (144A)	$ 2,225,207
2,485,000(c)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48	2,166,370
7,650,000(c)	COMM Mortgage Trust, Series 2020-CBM, Class E, 3.633%, 2/10/37 (144A)	6,721,996
3,912,000(c)	COMM Mortgage Trust, Series 2020-CBM, Class F, 3.633%, 2/10/37 (144A)	3,370,943
3,750,000	COMM Mortgage Trust, Series 2020-CX, Class A, 2.173%, 11/10/46 (144A)	2,919,408
4,083,017(c)	CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.256%, 4/15/50	3,065,429
2,680,000(c)	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.558%, 11/15/48	2,202,389
4,106,000	DBGS Mortgage Trust, Series 2018-C1, Class 7EB, 5.237%, 9/15/31 (144A)	3,750,136
1,455,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class B1, 12.234% (SOFR30A + 775 bps), 1/25/51 (144A)	1,371,721
2,750,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class M2, 8.234% (SOFR30A + 375 bps), 1/25/51 (144A)	2,388,068
6,000,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 8.56% (SOFR30A + 400 bps), 11/25/51 (144A)	5,171,876
4,500,000(c)	FREMF Mortgage Trust, Series 2017-KW02, Class B, 3.794%, 12/25/26 (144A)	4,155,722
2,800,000(c)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.076%, 7/25/27 (144A)	2,599,498
2,300,000(c)	FREMF Mortgage Trust, Series 2018-K154, Class B, 4.025%, 11/25/32 (144A)	2,012,566
1,875,000(c)	FREMF Mortgage Trust, Series 2018-K157, Class B, 4.30%, 8/25/33 (144A)	1,663,514
3,534,000(c)	FREMF Mortgage Trust, Series 2018-KBX1, Class B, 3.576%, 1/25/26 (144A)	3,289,358
6,364,000(c)	FREMF Mortgage Trust, Series 2018-KHG1, Class B, 3.817%, 12/25/27 (144A)	5,766,452
1,420,480(a)	FREMF Mortgage Trust, Series 2018-KSW4, Class C, 9.669% (1 Month USD LIBOR + 500 bps), 10/25/28	1,261,171
975,000(c)	FREMF Mortgage Trust, Series 2018-KW07, Class B, 4.084%, 10/25/31 (144A)	816,529
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2339

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
5,797,200(c)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60%, 10/25/27 (144A)	$ 5,326,957
8,500,000(a)	FREMF Mortgage Trust, Series 2019-KS12, Class C, 11.569% (1 Month USD LIBOR + 690 bps), 8/25/29	8,035,195
1,188,442(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 10.919% (1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	1,132,723
2,599,474(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 13.669% (1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	2,520,682
5,000,000(f)	FREMF Mortgage Trust, Series 2021-K131, Class D, 0.000%, 9/25/54 (144A)	2,261,497
81,504,754	FREMF Mortgage Trust, Series 2021-K131, Class X2A, 0.10%, 9/25/54 (144A)	512,689
18,374,996	FREMF Mortgage Trust, Series 2021-K131, Class X2B, 0.10%, 9/25/54 (144A)	100,392
10,000,000(f)	FREMF Mortgage Trust, Series 2021-KG05, Class C, 0.000%, 1/25/31 (144A)	5,004,457
123,332,856	FREMF Mortgage Trust, Series 2021-KG05, Class X2A, 0.10%, 1/25/31 (144A)	696,288
10,000,000	FREMF Mortgage Trust, Series 2021-KG05, Class X2B, 0.10%, 1/25/31 (144A)	52,200
22,736,922(c)	FRESB Mortgage Trust, Series 2020-SB79, Class X1, 1.088%, 7/25/40	887,786
6,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class E, 7.184% (1 Month USD LIBOR + 250 bps), 12/15/36 (144A)	5,664,001
2,200,000(a)	GS Mortgage Securities Corp. Trust, Series 2021-IP, Class E, 8.234% (1 Month USD LIBOR + 355 bps), 10/15/36 (144A)	2,019,224
3,590,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class D, 6.344% (1 Month USD LIBOR + 166 bps), 7/15/36 (144A)	3,461,432
1,500,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class E, 6.844% (1 Month USD LIBOR + 216 bps), 7/15/36 (144A)	1,405,587
11,650,000(c)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP, Class F, 3.861%, 12/5/38 (144A)	6,808,161
The accompanying notes are an integral part of these financial statements.
40Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
5,600,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	$ 5,087,076
3,100,000(a)	KNDL Mortgage Trust, Series 2019-KNSQ, Class F, 6.684% (1 Month USD LIBOR + 200 bps), 5/15/36 (144A)	2,966,908
9,412,038(a)	Med Trust, Series 2021-MDLN, Class F, 8.685% (1 Month USD LIBOR + 400 bps), 11/15/38 (144A)	8,711,562
1,250,000(c)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class C, 4.328%, 5/15/48	1,138,722
3,530,000(c)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class D, 3.237%, 12/15/47 (144A)	2,704,533
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class D, 3.356%, 5/15/50 (144A)	1,376,834
3,350,000	Morgan Stanley Capital I Trust, Series 2014-150E, Class AS, 4.012%, 9/9/32 (144A)	2,803,174
1,550,000	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.00%, 3/15/49 (144A)	1,093,256
11,215,267(a)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 8.095% (1 Month USD LIBOR + 325 bps), 10/25/49 (144A)	10,284,512
1,030,000(c)	Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class D, 4.398%, 8/15/36 (144A)	836,406
3,190,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	1,914,000
7,050,000(c)	RBS Commercial Funding, Inc. Trust, Series 2013-SMV, Class E, 3.584%, 3/11/31 (144A)	6,255,638
6,450,000(a)	Ready Capital Mortgage Financing LLC, Series 2019-FL3, Class D, 7.745% (1 Month USD LIBOR + 290 bps), 3/25/34 (144A)	6,350,930
5,600,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 7.795% (1 Month USD LIBOR + 295 bps), 11/25/36 (144A)	5,198,080
2,500,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8, Class E, 8.818% (SOFR30A + 425 bps), 1/25/37 (144A)	2,392,952
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2341

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
2,659,000(c)	Ready Capital Mortgage Trust, Series 2019-5, Class C, 5.054%, 2/25/52 (144A)	$ 2,438,053
5,400,000(c)	Ready Capital Mortgage Trust, Series 2019-5, Class E, 5.407%, 2/25/52 (144A)	3,929,913
2,443,000(c)	ReadyCap Commercial Mortgage Trust, Series 2019-6, Class C, 4.127%, 10/25/52 (144A)	2,049,545
8,350,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%, 7/15/41 (144A)	6,031,010
8,000,000	SLG Office Trust, Series 2021-OVA, Class F, 2.851%, 7/15/41 (144A)	5,301,354
1,500,000(c)	Soho Trust, Series 2021-SOHO, Class A, 2.697%, 8/10/38 (144A)	1,097,815
8,045,000(a)	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class B, 7.759% (1 Month Term SOFR + 293 bps), 5/15/37 (144A)	7,676,829
67,584,000(c)	UBS Commercial Mortgage Trust, Series 2018-C9, Class XB, 0.376%, 3/15/51	1,134,762
3,912,000(c)	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class B, 3.875%, 4/10/46 (144A)	3,896,547
2,400,000(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 7.988% (1 Month Term SOFR + 337 bps), 10/15/23 (144A)	2,383,122
	Total Commercial Mortgage-Backed Securities (Cost $271,037,941)	$232,349,358

	Convertible Corporate Bonds — 0.7% of Net Assets
	Airlines — 0.1%
5,156,000	Spirit Airlines, Inc., 1.00%, 5/15/26	$ 4,153,158
	Total Airlines	$4,153,158

	Banks — 0.0%†
IDR 15,039,758,000	PT Bakrie & Brothers Tbk, 4/28/23	$ 112,338
	Total Banks	$112,338

The accompanying notes are an integral part of these financial statements.
42Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Biotechnology — 0.1%
3,493,000	Insmed, Inc., 1.75%, 1/15/25	$ 3,154,179
	Total Biotechnology	$3,154,179

	Entertainment — 0.3%
12,093,000(f)	DraftKings Holdings, Inc., 3/15/28	$ 8,368,356
1,892,000	IMAX Corp., 0.50%, 4/1/26	1,770,551
	Total Entertainment	$10,138,907

	Pharmaceuticals — 0.0%†
7,025,000(g)	Tricida, Inc., 3.50%, 5/15/27	$ 667,375
	Total Pharmaceuticals	$667,375

	Software — 0.2%
2,231,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 1,882,964
4,819,000	Verint Systems, Inc., 0.25%, 4/15/26	4,261,803
	Total Software	$6,144,767

	Total Convertible Corporate Bonds (Cost $36,378,030)	$24,370,724

	Corporate Bonds — 28.9% of Net Assets
	Aerospace & Defense — 1.3%
25,979,000	Boeing Co., 3.75%, 2/1/50	$ 19,661,529
18,950,000	Boeing Co., 5.805%, 5/1/50	19,076,340
1,800,000	Bombardier, Inc., 7.50%, 2/1/29 (144A)	1,838,808
3,285,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	3,584,756
2,200,000	Triumph Group, Inc., 9.00%, 3/15/28 (144A)	2,202,310
	Total Aerospace & Defense	$46,363,743

	Agriculture — 0.2%
7,305,000	Amaggi Luxembourg International S.a.r.l., 5.25%, 1/28/28 (144A)	$ 6,504,737
	Total Agriculture	$6,504,737

	Airlines — 0.7%
15,336,625(h)	ABRA Global Finance, 11.50% (5.50% PIK or 6.00% Cash), 3/2/28 (144A)	$ 11,970,236
1,556,650	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	1,365,979
11,390,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	10,013,487
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2343

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Airlines — (continued)
1,990,000	Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, 9/20/25 (144A)	$ 2,002,816
1,020,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	922,591
	Total Airlines	$26,275,109

	Auto Manufacturers — 1.4%
4,312,000	Ford Motor Co., 5.291%, 12/8/46	$ 3,535,840
4,430,000	Ford Motor Co., 6.10%, 8/19/32	4,292,918
7,600,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	6,262,630
15,325,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	13,735,031
3,700,000	Ford Motor Credit Co. LLC, 7.35%, 3/6/30	3,801,750
18,000,000	General Motors Financial Co., Inc., 6.40%, 1/9/33	18,557,702
	Total Auto Manufacturers	$50,185,871

	Auto Parts & Equipment — 0.1%
3,500,000	Adient Global Holdings, Ltd., 7.00%, 4/15/28 (144A)	$ 3,597,615
	Total Auto Parts & Equipment	$3,597,615

	Banks — 7.6%
20,800,000(c)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index + 190 bps), 3/13/37 (144A)	$ 15,947,451
5,180,000	Access Bank Plc, 6.125%, 9/21/26 (144A)	4,111,884
3,214,000(c)	ANZ Bank New Zealand, Ltd., 5.548% (5 Year CMT Index + 270 bps), 8/11/32 (144A)	3,167,458
3,460,000(c)(i)	Banco Mercantil del Norte SA, 8.375% (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 776 bps) (144A)	3,212,610
8,400,000(c)	Banco Santander SA, 3.225% (1 Year CMT Index + 160 bps), 11/22/32	6,539,446
14,170,000(c)	Barclays Plc, 5.746% (1 Year CMT Index + 300 bps), 8/9/33	13,881,539
5,400,000(c)	Barclays Plc, 7.437% (1 Year CMT Index + 350 bps), 11/2/33	5,968,663
14,450,000(c)	BPCE SA, 3.116% (SOFR + 173 bps), 10/19/32 (144A)	10,825,683
7,445,000(c)	BPCE SA, 3.648% (5 Year CMT Index + 190 bps), 1/14/37 (144A)	5,842,492
KZT 1,923,750,000	Development Bank of Kazakhstan JSC, 10.75%, 2/12/25	3,634,820
KZT 1,210,000,000	Development Bank of Kazakhstan JSC, 10.95%, 5/6/26	2,179,481
The accompanying notes are an integral part of these financial statements.
44Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Banks — (continued)
INR 512,000,000	European Bank For Reconstruction & Development, 6.25%, 4/11/28	$ 6,076,155
14,690,000(c)	HSBC Holdings Plc, 5.402% (SOFR + 287 bps), 8/11/33	14,519,674
1,600,000(c)	ING Groep NV, 4.252% (SOFR + 207 bps), 3/28/33	1,461,231
19,337,000(c)(i)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	12,781,177
1,245,000(c)	Intesa Sanpaolo S.p.A., 4.198% (1 Year CMT Index + 260 bps), 6/1/32 (144A)	905,637
4,539,000(c)	Intesa Sanpaolo S.p.A., 4.95% (1 Year CMT Index + 275 bps), 6/1/42 (144A)	3,008,829
11,104,000(c)	Intesa Sanpaolo S.p.A., 8.248% (1 Year CMT Index + 440 bps), 11/21/33 (144A)	11,763,918
10,350,000(c)	Lloyds Banking Group Plc, 4.976% (1 Year CMT Index + 230 bps), 8/11/33	9,908,401
8,231,000(c)	Lloyds Banking Group Plc, 7.953% (1 Year CMT Index + 375 bps), 11/15/33	9,104,488
5,105,000(c)(i)	Lloyds Banking Group Plc, 8.00% (5 Year CMT Index + 391 bps)	4,702,981
11,185,000(c)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps), 1/14/33 (144A)	9,059,164
5,220,000(c)	Mizuho Financial Group, Inc., 5.669% (1 Year CMT Index + 240 bps), 9/13/33	5,296,841
11,355,000(c)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	10,704,357
1,930,000(c)	Morgan Stanley, 5.948% (5 Year CMT Index + 243 bps), 1/19/38	1,919,224
8,280,000	National Australia Bank, Ltd., 6.429%, 1/12/33 (144A)	8,527,992
9,814,000(c)(i)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260 bps) (144A)	7,619,884
8,000,000(c)	Societe Generale SA, 4.027% (1 Year CMT Index + 190 bps), 1/21/43 (144A)	5,337,983
4,635,000(c)(i)	Societe Generale SA, 5.375% (5 Year CMT Index + 451 bps) (144A)	3,336,899
10,355,000(c)	Societe Generale SA, 6.221% (1 Year CMT Index + 320 bps), 6/15/33 (144A)	9,620,361
800,000(c)	Societe Generale SA, 6.691% (1 Year CMT Index + 295 bps), 1/10/34 (144A)	817,720
5,010,000(c)(g)(i)	Sovcombank Via SovCom Capital DAC, 7.60% (5 Year CMT Index + 636 bps) (144A)	155,936
21,130,000(c)	Standard Chartered Plc, 3.603% (1 Year CMT Index + 190 bps), 1/12/33 (144A)	17,080,868
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2345

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
EUR 3,578,350(e)(i)	Stichting AK Rabobank Certificaten, 6.50%	$ 3,735,193
9,276,000(c)	UBS Group AG, 4.988% (1 Year CMT Index + 240 bps), 8/5/33 (144A)	8,849,289
23,889,000(c)	UniCredit S.p.A., 5.459% (5 Year CMT Index + 475 bps), 6/30/35 (144A)	19,678,901
9,395,000(c)	UniCredit S.p.A., 7.296% (5 Year USD ICE Swap Rate + 491 bps), 4/2/34 (144A)	8,667,816
	Total Banks	$269,952,446

	Biotechnology — 0.1%
2,733,000	Bio-Rad Laboratories, Inc., 3.70%, 3/15/32	$ 2,471,858
EUR 2,405,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	2,295,345
	Total Biotechnology	$4,767,203

	Building Materials — 0.1%
5,550,000	Fortune Brands Innovations, Inc., 4.50%, 3/25/52	$ 4,237,627
	Total Building Materials	$4,237,627

	Chemicals — 0.8%
2,700,000	Braskem Idesa SAPI, 6.99%, 2/20/32 (144A)	$ 2,037,788
8,578,000	Celanese US Holdings LLC, 6.379%, 7/15/32	8,695,422
13,500,000	OCI NV, 6.70%, 3/16/33 (144A)	13,466,490
5,055,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (144A)	3,106,804
	Total Chemicals	$27,306,504

	Commercial Services — 1.1%
5,196,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 4,993,382
EUR 2,470,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 3.625%, 6/1/28 (144A)	2,201,904
1,670,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	1,413,238
1,025,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	860,337
5,400,000	Ashtead Capital, Inc., 5.50%, 8/11/32 (144A)	5,304,737
5,270,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	3,998,612
The accompanying notes are an integral part of these financial statements.
46Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Commercial Services — (continued)
5,375,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	$ 4,824,877
3,830,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	3,044,850
437,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	414,602
10,716,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	10,019,460
MXN 65,625,000	Red de Carreteras de Occidente SAB de CV, 9.00%, 6/10/28 (144A)	3,358,333
	Total Commercial Services	$40,434,332

	Computers — 0.1%
2,415,000	NCR Corp., 5.00%, 10/1/28 (144A)	$ 2,122,701
1,215,000	NCR Corp., 5.25%, 10/1/30 (144A)	991,901
	Total Computers	$3,114,602

	Diversified Financial Services — 2.7%
8,250,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$ 6,834,528
16,065,000	Air Lease Corp., 2.875%, 1/15/32	13,269,949
7,310,000	Air Lease Corp., 3.125%, 12/1/30	6,201,706
9,950,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	8,228,807
8,607,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	7,610,909
5,911,000(c)	Capital One Financial Corp., 5.817% (SOFR + 260 bps), 2/1/34	5,711,922
6,660,000(g)	Credito Real SAB de CV SOFOM ER, 8.00%, 1/21/28 (144A)	482,850
1,520,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	1,169,184
3,005,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	2,775,869
17,870,600(h)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	16,125,357
5,575,000	OneMain Finance Corp., 3.50%, 1/15/27	4,678,883
EUR 3,215,000	Sherwood Financing Plc, 4.50%, 11/15/26	2,981,101
GBP 5,170,000	Sherwood Financing Plc, 6.00%, 11/15/26 (144A)	5,303,769
8,705,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	7,268,675
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2347

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Diversified Financial Services — (continued)
8,185,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 6.375%, 2/1/30 (144A)	$ 7,294,767
1,840,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 7.875%, 5/1/27 (144A)	1,779,170
	Total Diversified Financial Services	$97,717,446

	Electric — 1.0%
7,670,000(c)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT Index + 325 bps), 1/18/82	$ 6,136,000
EUR 3,240,000	ContourGlobal Power Holdings SA, 2.75%, 1/1/26 (144A)	3,146,625
EUR 1,635,000	ContourGlobal Power Holdings SA, 3.125%, 1/1/28 (144A)	1,409,004
896,000	Enel Finance International NV, 7.75%, 10/14/52 (144A)	1,048,936
9,225,000	Light Servicos de Eletricidade SA/Light Energia SA, 4.375%, 6/18/26 (144A)	2,746,928
2,285,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	1,832,043
8,980,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	7,184,000
13,199,000	NRG Energy, Inc., 4.45%, 6/15/29 (144A)	11,967,526
	Total Electric	$35,471,062

	Electrical Components & Equipments — 0.5%
EUR 7,865,000	Belden, Inc., 3.375%, 7/15/27 (144A)	$ 7,824,946
EUR 4,585,000	Belden, Inc., 3.375%, 7/15/31 (144A)	4,176,843
EUR 6,020,000	Energizer Gamma Acquisition BV, 3.50%, 6/30/29 (144A)	5,222,952
	Total Electrical Components & Equipments	$17,224,741

	Energy-Alternate Sources — 0.1%
3,849,975	Adani Renewable Energy RJ, Ltd./Kodangal Solar Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%, 10/15/39 (144A)	$ 2,683,874
582,554	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	560,854
	Total Energy-Alternate Sources	$3,244,728

	Engineering & Construction — 0.2%
6,449,411	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 5,547,493
The accompanying notes are an integral part of these financial statements.
48Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Engineering & Construction — (continued)
1,615,000	IHS Holding, Ltd., 5.625%, 11/29/26 (144A)	$ 1,353,532
1,425,000	IHS Holding, Ltd., 6.25%, 11/29/28 (144A)	1,141,425
	Total Engineering & Construction	$8,042,450

	Entertainment — 0.4%
11,100,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%, 4/16/29 (144A)	$ 8,569,392
3,400,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%, 4/6/31 (144A)	2,497,468
2,910,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 3/1/30 (144A)	2,571,506
	Total Entertainment	$13,638,366

	Food — 0.8%
5,785,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 6.50%, 2/15/28 (144A)	$ 5,799,463
1,458,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, 5/15/32 (144A)	1,141,920
11,860,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 4/1/33 (144A)	11,326,300
4,610,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 12/1/52 (144A)	4,375,820
5,735,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	4,708,770
	Total Food	$27,352,273

	Forest Products & Paper — 0.1%
EUR 1,950,000	Ahlstrom-Munksjo Holding 3 Oy, 3.625%, 2/4/28 (144A)	$ 1,777,997
2,260,000	Inversiones CMPC SA, 3.85%, 1/13/30 (144A)	2,047,311
	Total Forest Products & Paper	$3,825,308

	Gas — 0.4%
13,550,000	KeySpan Gas East Corp., 5.994%, 3/6/33 (144A)	$ 13,969,642
	Total Gas	$13,969,642

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2349

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Hand & Machine Tools — 0.3%
EUR 3,950,000	IMA Industria Macchine Automatiche S.p.A., 3.75%, 1/15/28 (144A)	$ 3,753,418
5,410,000	Regal Rexnord Corp., 6.30%, 2/15/30 (144A)	5,447,355
	Total Hand & Machine Tools	$9,200,773

	Healthcare-Services — 0.2%
4,195,000	Auna SAA, 6.50%, 11/20/25 (144A)	$ 3,434,656
EUR 3,860,000	CAB SELAS, 3.375%, 2/1/28 (144A)	3,423,408
3,421,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	895,196
	Total Healthcare-Services	$7,753,260

	Insurance — 1.1%
13,080,000(c)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	$ 10,243,397
EUR 2,650,000(c)	Liberty Mutual Group, Inc., 3.625% (5 yr. EUR Swap + 370 bps), 5/23/59 (144A)	2,629,641
22,651,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	26,348,327
	Total Insurance	$39,221,365

	Internet — 0.1%
EUR 4,985,000	United Group BV, 5.25%, 2/1/30 (144A)	$ 3,825,450
	Total Internet	$3,825,450

	Iron & Steel — 0.2%
3,250,000	Commercial Metals Co., 4.375%, 3/15/32	$ 2,795,733
2,675,000	Metinvest BV, 7.65%, 10/1/27 (144A)	1,506,263
590,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	606,797
4,375,000	TMS International Corp., 6.25%, 4/15/29 (144A)	3,372,672
	Total Iron & Steel	$8,281,465

	Leisure Time — 0.1%
1,130,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	$ 915,571
1,330,000	Royal Caribbean Cruises, Ltd., 7.25%, 1/15/30 (144A)	1,338,312
300,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	257,498
	Total Leisure Time	$2,511,381

The accompanying notes are an integral part of these financial statements.
50Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Lodging — 0.1%
3,125,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	$ 2,775,579
1,800,000	Sands China, Ltd., 4.875%, 6/18/30	1,593,217
	Total Lodging	$4,368,796

	Media — 0.5%
3,910,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 3,147,746
6,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	5,198,370
1,785,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31 (144A)	1,757,109
6,200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	3,057,220
2,305,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	1,167,217
2,034,000(g)	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	25,425
4,205,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	3,430,082
	Total Media	$17,783,169

	Metal Fabricate/Hardware — 0.1%
5,988,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 4,635,210
	Total Metal Fabricate/Hardware	$4,635,210

	Mining — 0.7%
4,776,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	$ 4,177,676
11,678,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	9,897,105
11,990,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	9,262,275
	Total Mining	$23,337,056

	Multi-National — 0.2%
8,430,000	Banque Ouest Africaine de Developpement, 4.70%, 10/22/31 (144A)	$ 6,878,206
	Total Multi-National	$6,878,206

	Oil & Gas — 1.5%
7,175,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	$ 6,278,125
4,737,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	4,405,410
7,787,988	MC Brazil Downstream Trading S.a.r.l, 7.25%, 6/30/31 (144A)	6,121,358
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2351

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Oil & Gas — (continued)
8,985,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	$ 8,708,806
4,435,000	Petroleos Mexicanos, 6.70%, 2/16/32	3,530,315
2,217,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	2,198,847
3,225,000	Transocean, Inc., 8.75%, 2/15/30 (144A)	3,289,500
5,825,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	4,491,075
5,050,000	Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	4,598,994
12,895,000	YPF SA, 6.95%, 7/21/27 (144A)	9,579,051
	Total Oil & Gas	$53,201,481

	Oil & Gas Services — 0.2%
5,595,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 5,441,138
	Total Oil & Gas Services	$5,441,138

	Pharmaceuticals — 0.3%
2,424,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	$ 1,803,344
EUR 1,625,000	Teva Pharmaceutical Finance Netherlands II BV, 3.75%, 5/9/27	1,594,893
EUR 2,725,000	Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/9/30	2,493,503
1,039,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	940,295
1,478,000	Teva Pharmaceutical Finance Netherlands III BV, 4.75%, 5/9/27	1,379,606
1,328,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/9/29	1,202,785
	Total Pharmaceuticals	$9,414,426

	Pipelines — 1.0%
5,435,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.375%, 2/1/31 (144A)	$ 5,435,000
1,694,000(c)(i)	Energy Transfer LP, 6.625% (3 Month USD LIBOR + 416 bps)	1,261,731
15,058,000(c)(i)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	12,663,778
The accompanying notes are an integral part of these financial statements.
52Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Pipelines — (continued)
15,145,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	$ 12,070,262
3,862,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	3,152,048
	Total Pipelines	$34,582,819

	Real Estate — 0.1%
EUR 5,800,000	ADLER Real Estate AG, 3.00%, 4/27/26	$ 4,569,758
	Total Real Estate	$4,569,758

	REITs — 0.3%
2,359,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	$ 1,913,998
6,566,000	HAT Holdings I LLC/HAT Holdings II LLC , 3.375%, 6/15/26 (144A)	5,696,005
2,975,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	1,814,780
2,465,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	2,391,050
	Total REITs	$11,815,833

	Retail — 0.2%
EUR 4,500,000	Food Service Project SA, 5.50%, 1/21/27 (144A)	$ 4,431,511
3,805,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	3,183,263
	Total Retail	$7,614,774

	Semiconductors — 0.4%
6,940,000	Broadcom, Inc., 4.15%, 4/15/32 (144A)	$ 6,323,625
7,120,000	Micron Technology, Inc., 5.875%, 2/9/33	7,198,693
	Total Semiconductors	$13,522,318

	Software — 0.1%
6,525,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 5,290,858
	Total Software	$5,290,858

	Telecommunications — 1.1%
475,000	Altice France SA, 5.125%, 1/15/29 (144A)	$ 361,964
1,835,000	Altice France SA, 5.125%, 7/15/29 (144A)	1,380,838
9,874,000	Altice France SA, 5.50%, 1/15/28 (144A)	8,111,985
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2353

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Telecommunications — (continued)
4,600,000	CommScope Technologies LLC, 5.00%, 3/15/27 (144A)	$ 3,363,382
4,120,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	3,434,102
1,976,217	Digicel International Finance Ltd/Digicel international Holdings, Ltd., 8.00%, 12/31/26 (144A)	405,124
2,048,000	GoTo Group, Inc., 5.50%, 9/1/27 (144A)	1,048,012
1,240,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	661,118
4,351,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	2,616,039
2,337,500	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	2,232,313
EUR 6,915,000	Lorca Telecom Bondco SA, 4.00%, 9/18/27 (144A)	6,872,750
6,900,000	Total Play Telecomunicaciones SA de CV, 6.375%, 9/20/28 (144A)	3,383,062
4,270,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	3,497,002
	Total Telecommunications	$37,367,691

	Transportation — 0.4%
4,910,000	Hidrovias International Finance SARL, 4.95%, 2/8/31 (144A)	$ 3,463,268
3,172,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	2,473,601
2,785,000	Simpar Europe SA, 5.20%, 1/26/31 (144A)	2,035,612
6,290,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	2,564,999
4,870,000	XPO Escrow Sub LLC, 7.50%, 11/15/27 (144A)	5,064,800
	Total Transportation	$15,602,280

	Total Corporate Bonds (Cost $1,201,949,359)	$1,029,445,312

The accompanying notes are an integral part of these financial statements.
54Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Shares		Value
	Convertible Preferred Stock — 1.1% of Net Assets
	Banks — 1.1%
31,306(i)	Wells Fargo & Co., 7.50%	$ 36,823,682
	Total Banks	$36,823,682

	Total Convertible Preferred Stock (Cost $38,724,099)	$36,823,682

	Preferred Stock — 0.0%† of Net Assets
	Capital Markets — 0.0%†
3,505	B Riley Financial, Inc., 6.75%, 5/31/24	$ 83,244
	Total Capital Markets	$83,244

	Total Preferred Stock (Cost $86,107)	$83,244

	Right/Warrant — 0.0%† of Net Assets
	Metals & Mining — 0.0%†
1,880,020(j)	ANR, Inc., 3/31/23	$ —
	Total Metals & Mining	$—

	Total Right/Warrant (Cost $—)	$—

Principal Amount USD ($)
	Insurance-Linked Securities — 3.8% of Net Assets#
	Event Linked Bonds — 1.3%
	Earthquakes – California — 0.1%
750,000(a)	Phoenician Re, 7.591%, (3 Month U.S. Treasury Bill + 290 bps), 12/14/24 (144A)	$ 709,050
750,000(a)	Sutter Re, 9.693%, (3 Month U.S. Treasury Bill + 500 bps), 5/23/23 (144A)	749,400
3,000,000(a)	Ursa Re II, 8.633%, (3 Month U.S. Treasury Bill + 394 bps), 12/7/23 (144A)	2,944,200
		$ 4,402,650

	Earthquakes – Mexico — 0.0%†
250,000(a)	International Bank for Reconstruction & Development, 8.574%, (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 248,775
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2355

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Earthquakes - U.S. — 0.0%†
500,000(c)	Veraison Re, 11.193%, (1 Month U.S. Treasury Bill + 650 bps), 3/9/26 (144A)	$ 500,550
	Flood - U.S. — 0.1%
1,500,000(a)	FloodSmart Re, 15.943%, (3 Month U.S. Treasury Bill + 1,125 bps), 2/25/25 (144A)	$ 1,395,000
1,000,000(a)	FloodSmart Re, 18.273%, (3 Month U.S. Treasury Bill + 1,358 bps), 3/1/24 (144A)	932,500
75,000(a)	FloodSmart Re, 19.773%, (3 Month U.S. Treasury Bill + 1,508 bps), 2/27/26 (144A)	60,000
		$ 2,387,500

	Health – U.S. — 0.1%
2,000,000(a)	Vitality Re XIII, 6.693%, (3 Month U.S. Treasury Bill + 200 bps), 1/6/26 (144A)	$ 1,923,600
2,500,000(a)	Vitality Re XIV, 8.193%, (3 Month U.S. Treasury Bill + 350 bps), 1/5/27 (144A)	2,497,000
400,000(a)	Vitality Re XIV, 9.193%, (3 Month U.S. Treasury Bill + 450 bps), 1/5/27 (144A)	399,520
		$ 4,820,120

	Multiperil – Florida — 0.0%†
250,000(a)	Sanders Re II, 10.483%, (3 Month U.S. Treasury Bill + 579 bps), 6/7/23 (144A)	$ 246,250
	Multiperil – U.S. — 0.5%
900,000(a)	Easton Re Pte, 9.223%, (3 Month U.S. Treasury Bill + 453 bps), 1/8/24 (144A)	$ 873,450
500,000(a)	Four Lakes Re, 8.963%, (3 Month U.S. Treasury Bill + 427 bps), 1/7/25 (144A)	462,250
1,500,000(a)	Four Lakes Re, 11.993%, (3 Month U.S. Treasury Bill + 730 bps), 1/5/24 (144A)	1,399,500
1,500,000(a)	Four Lakes Re, 14.853%, (3 Month U.S. Treasury Bill + 1,016 bps), 1/5/24 (144A)	1,301,700
500,000(a)	Herbie Re, 14.413%, (3 Month U.S. Treasury Bill + 972 bps), 1/8/25 (144A)	464,900
1,750,000(a)	Matterhorn Re, 10.099%, (SOFR + 525 bps), 3/24/25 (144A)	1,538,775
750,000(a)	Matterhorn Re, 12.599%, (SOFR + 775 bps), 3/24/25 (144A)	654,150
2,900,000(a)	Mystic Re IV, 13.943%, (3 Month U.S. Treasury Bill + 925 bps), 1/8/26 (144A)	2,940,600
The accompanying notes are an integral part of these financial statements.
56Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
1,500,000(a)	Residential Re, 10.873%, (3 Month U.S. Treasury Bill + 618 bps), 12/6/24 (144A)	$ 1,429,200
1,500,000(a)	Residential Re, 11.693%, (3 Month U.S. Treasury Bill + 700 bps), 12/6/26 (144A)	1,494,300
1,250,000(a)	Residential Re, 12.673%, (3 Month U.S. Treasury Bill + 798 bps), 12/6/24 (144A)	1,182,250
500,000(a)	Sakura Re, 18.193%, (3 Month U.S. Treasury Bill + 1,350 bps), 1/5/26 (144A)	499,050
2,250,000(a)	Sanders Re II, 7.783%, (3 Month U.S. Treasury Bill + 309 bps), 4/7/25 (144A)	2,152,125
250,000(a)	Sanders Re III, 10.443%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/27 (144A)	249,975
750,000(a)	Sanders Re III, 10.943%, (3 Month U.S. Treasury Bill + 625 bps), 4/7/27 (144A)	768,525
750,000(a)	Sussex Re, 13.073%, (3 Month U.S. Treasury Bill + 838 bps), 1/8/25 (144A)	685,350
		$ 18,096,100

	Multiperil – U.S. & Canada — 0.1%
1,000,000(a)	Hypatia, 14.968%, (3 Month U.S. Treasury Bill + 1,028 bps), 6/7/23 (144A)	$ 978,100
250,000(a)	Matterhorn Re, 10.549%, (SOFR + 575 bps), 12/8/25 (144A)	208,375
800,000(a)	Mona Lisa Re, 17.193%, (3 Month U.S. Treasury Bill + 1,250 bps), 1/8/26 (144A)	796,240
500,000(a)	Northshore Re II, 12.693%, (3 Month U.S. Treasury Bill + 800 bps), 7/8/25 (144A)	481,000
		$ 2,463,715

	Multiperil – U.S. Regional — 0.1%
1,000,000(a)	Kilimanjaro III Re, 5.25%, (3 Month U.S. Treasury Bill + 525 bps), 6/25/25 (144A)	$ 945,600
1,000,000(a)	Locke Tavern Re, 4.75%, (3 Month U.S. Treasury Bill + 475 bps), 4/9/26 (144A)	999,683
2,500,000(a)	Long Point Re IV, 8.943%, (3 Month U.S. Treasury Bill + 425 bps), 6/1/26 (144A)	2,454,500
		$ 4,399,783

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2357

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
Multiperil – Worldwide — 0.0%†
500,000(a)	Northshore Re II, 10.443%, (3 Month U.S. Treasury Bill + 575 bps), 1/8/24 (144A)	$ 479,950
Pandemic – U.S — 0.0%†
500,000(a)	Vitality Re XI, 6.493%, (3 Month U.S. Treasury Bill + 180 bps), 1/9/24 (144A)	$ 489,850
Windstorm – Florida — 0.0%†
500,000(a)	Integrity Re, 11.693%, (3 Month U.S. Treasury Bill + 700 bps), 6/6/25 (144A)	$ 450,000
Windstorm - Texas — 0.1%
3,250,000(a)	Alamo Re II, 10.213%, (1 Month U.S. Treasury Bill + 552 bps), 6/8/23 (144A)	$ 3,270,150
Windstorm – U.S. — 0.1%
750,000(a)	Bonanza Re, 9.563%, (3 Month U.S. Treasury Bill + 487 bps), 12/23/24 (144A)	$ 641,250
250,000(a)	Bonanza Re, 10.443%, (3 Month U.S. Treasury Bill + 575 bps), 3/16/25 (144A)	205,950
250,000(a)	Bonanza Re, 12.943%, (3 Month U.S. Treasury Bill + 825 bps), 1/8/26 (144A)	249,700
500,000(a)	Gateway Re, 17.693%, (1 Month U.S. Treasury Bill + 1,300 bps), 2/24/26 (144A)	500,300
$ 1,597,200

Windstorm – U.S. Regional — 0.0%†
750,000(a)	Commonwealth Re, 8.193%, (3 Month U.S. Treasury Bill + 350 bps), 7/8/25 (144A)	$ 720,750
Winterstorm – Florida — 0.1%†
1,250,000(a)	Integrity Re, 16.693%, (1 Month U.S. Treasury Bill + 1,200 bps), 6/6/25 (144A)	$ 1,253,255
1,000,000(a)	Lightning Re, 15.693%, (3 Month U.S. Treasury Bill + 1,100 bps), 3/31/26 (144A)	999,500
$ 2,252,755

	Total Event Linked Bonds	$ 46,826,098

The accompanying notes are an integral part of these financial statements.
58Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Face Amount USD ($)		Value
	Collateralized Reinsurance — 0.9%
	Earthquakes – California — 0.0%†
1,800,000(k) +	Adare Re 2022-2, 9/30/28	$ 1,853,455
	Multiperil – Massachusetts — 0.1%
1,250,000(b)(k) +	Ailsa Re 2022, 5/31/28	$ 1,255,424
1,500,000(b)(k) +	Denning Re 2022, 6/30/28	1,496,187
400,000(b)(k) +	Portsalon Re 2022, 5/31/28	366,768
		$ 3,118,379

	Multiperil – U.S. — 0.3%
6,000,000(b)(k) +	Ballybunion Re 2020, 2/29/24	$ 677,844
3,406,059(b)(k) +	Ballybunion Re 2021-3, 7/31/25	152,314
1,506,560(b)(k) +	Ballybunion Re 2022, 12/31/27	28,550
3,000,000(b)(k) +	Ballybunion Re 2022-2, 5/31/28	3,046,530
3,500,000(b)(k) +	Ballybunion Re 2022-3, 6/30/28	3,595,919
3,000,000(b)(k) +	Ballybunion Re 2023, 12/31/28	3,015,333
250,000(b)(k) +	Port Royal Re 2022, 4/30/28	249,440
		$ 10,765,930

	Multiperil – Worldwide — 0.3%
1,683,333(b)(k) +	Celadon Re 2022, 3/31/28	$ 1,684,175
1,000,000(b)(k) +	Clarendon Re 2023, 12/31/28	937,330
4,500,000(b)(k) +	Gamboge Re 2022, 3/31/28	4,584,150
140,000(b)(k) +	Limestone Re 2019-2B, 10/1/23 (144A)	4,676
1,020,000(b)(k) +	Limestone Re 2020-1, 3/1/24 (144A)	15,606
480,000(b)(k) +	Limestone Re 2020-1, 3/1/24 (144A)	7,344
500,000(k) +	Merion Re 2023-1, 12/31/28	460,437
250,000(b)(k) +	Old Head Re 2022, 12/31/27	125,000
250,000(b)(k) +	Old Head Re 2023, 12/31/28	188,996
500,000(k) +	Pine Valley Re 2023, 12/31/28	465,250
250,000(b)(k) +	Porthcawl Re 2023, 12/31/28	210,711
300,000(b)(k) +	Walton Health Re 2019, 6/30/23	162,800
2,000,000(b)(k) +	Walton Health Re 2022, 12/15/27	1,945,181
		$ 10,791,656

	Windstorm – Florida — 0.1%
1,750,000(b)(k) +	Formby Re 2018, 2/29/24	$ 56,041
1,750,000(b)(k) +	Isosceles Re 2022, 5/31/28	1,747,900
2,200,000(b)(k) +	Portrush Re 2017, 6/15/23	467,940
		$ 2,271,881

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2359

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Face Amount USD ($)		Value
	Windstorm - North Carolina — 0.0%†
1,250,000(k) +	Isosceles Re 2022-A, 4/30/28	$ 12,625
1,000,000(k) +	Isosceles Re 2022-A, 4/30/28	10,100
		$ 22,725

	Windstorm – U.S. Regional — 0.1%
1,500,000(a)(b)(k) +	Isosceles Insurance 2021, 7/10/23	$ 1,477,500
5,804,192(k) +	Oakmont Re 2020, 4/30/24	—
3,500,000(b)(k) +	Oakmont Re 2022, 4/1/28	1,100,769
		$ 2,578,269

	Total Collateralized Reinsurance	$31,402,295

	Reinsurance Sidecars — 1.6%
	Multiperil – U.S. — 0.0%†
1,750,000(b)(k) +	Carnoustie Re 2020, 12/31/23	$ 201,824
3,000,000(b)(l) +	Harambee Re 2018, 12/31/24	—
5,000,000(l) +	Harambee Re 2019, 12/31/24	7,500
3,000,000(b)(l) +	Harambee Re 2020, 12/31/23	42,300
2,845(a)(k) +	Sector Re V, 3/1/26 (144A)	37,678
		$ 289,302

	Multiperil – Worldwide — 1.6%
2,201(b)(k) +	Alturas Re 2019-1, 3/10/24 (144A)	$ 10,065
33,410(l) +	Alturas Re 2019-2, 3/10/24	11,366
357,085(k) +	Alturas Re 2020-1B, 3/10/24 (144A)	—
360,465(l) +	Alturas Re 2020-2, 3/10/24	7,101
250,000(l) +	Alturas Re 2020-3, 9/30/24	—
2,639,535(b)(l) +	Alturas Re 2021-2, 12/31/24	—
236,951(b)(l) +	Alturas Re 2021-3, 7/31/25	38,268
2,106,552(b)(l) +	Alturas Re 2022-2, 12/31/27	792,696
4,000,000(k) +	Bantry Re 2019, 12/31/24	68,073
3,932,000(b)(k) +	Bantry Re 2021, 12/31/24	351,492
3,280,525(b)(k) +	Bantry Re 2022, 12/31/27	383,365
3,037,180(b)(k) +	Bantry Re 2023, 12/31/28	3,134,673
9,947,951(b)(k) +	Berwick Re 2019-1, 12/31/24	1,586,698
2,000,000(b)(k) +	Berwick Re 2020-1, 12/31/23	200
3,500,000(b)(k) +	Berwick Re 2022, 12/31/27	223,155
3,500,000(b)(k) +	Berwick Re 2023, 12/31/28	3,588,550
73,625(k) +	Eden Re II, 3/22/23 (144A)	64,120
700,000(b)(k) +	Eden Re II, 3/22/24 (144A)	178,500
524,241(b)(k) +	Eden Re II, 3/21/25 (144A)	264,217
880,000(b)(k) +	Eden Re II, 3/20/26 (144A)	643,192
3,000,000(b)(k) +	Eden Re II, 3/19/27 (144A)	3,053,700
The accompanying notes are an integral part of these financial statements.
60Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
1,250,000(b)(k) +	Gleneagles Re 2021, 12/31/24	$ 125
1,250,000(b)(k) +	Gleneagles Re 2022, 12/31/27	650,980
2,737,878(k) +	Gullane Re 2018, 12/31/24	129,294
5,318,293(k) +	Gullane Re 2023, 12/31/28	5,510,237
500,000(b)(l) +	Lion Rock Re 2019, 1/31/24	—
500,000(b)(l) +	Lion Rock Re 2020, 1/31/24	—
500,000(b)(l) +	Lion Rock Re 2021, 12/31/24	104,650
2,545,246(b)(l) +	Lorenz Re 2019, 6/30/23	27,743
8,500,000(k) +	Merion Re 2018-2, 12/31/24	645,050
9,000,000(b)(k) +	Merion Re 2021-2, 12/31/24	1,768,500
6,551,154(b)(k) +	Merion Re 2022-2, 12/31/27	6,211,224
5,220,725(b)(k) +	Pangaea Re 2019-3, 7/1/23	187,794
4,254,521(k) +	Pangaea Re 2022-1, 12/31/27	141,352
2,500,000(b)(k) +	Pangaea Re 2022-3, 5/31/28	2,587,500
4,250,000(b)(k) +	Pangaea Re 2023-1, 12/31/28	4,390,922
1,000,000(b)(l) +	Phoenix 3 Re 2023-3, 1/4/29	1,040,800
1,515,000(b)(k) +	RosaPenna Re 2022, 6/30/28	1,606,658
360,000(k) +	Sector Re V, 3/1/24 (144A)	175,676
3,608(k) +	Sector Re V, 3/1/24 (144A)	86,333
155,997(k) +	Sector Re V, 12/1/24 (144A)	261,197
150,000(k) +	Sector Re V, 12/1/24 (144A)	251,156
2,472(a)(k) +	Sector Re V, 3/1/26 (144A)	173,149
55,079(a)(b)(k) +	Sector Re V, 12/1/26 (144A)	257,902
2,253,960(b)(k) +	Sector Re V, 3/1/27 (144A)	2,555,959
692,491(b)(k) +	Sector Re V, 3/1/27 (144A)	728,290
2,698,893(b)(k) +	Sector Re V, 12/1/27 (144A)	2,865,779
3,609,700(k) +	Sussex Re 2020-1, 12/31/24	5,054
1,000,000(b)(k) +	Sussex Re 2021-1, 12/31/24	34,700
3,000,000(l) +	Thopas Re 2019, 12/31/24	9,900
4,000,000(l) +	Thopas Re 2020, 12/31/23	—
5,000,000(l) +	Thopas Re 2021, 12/31/24	80,500
3,000,000(l) +	Thopas Re 2022, 12/31/27	49,800
3,192,294(b)(l) +	Thopas Re 2023, 12/31/28	3,330,840
2,818,951(l) +	Torricelli Re 2021, 7/31/25	116,995
3,000,000(b)(l) +	Torricelli Re 2022, 6/30/28	3,219,600
3,000,000(k) +	Versutus Re 2018, 12/31/24	7,800
2,647,642(k) +	Versutus Re 2019-A, 12/31/24	—
852,358(k) +	Versutus Re 2019-B, 12/31/24	—
1,250,000(b)(l) +	Viribus Re 2018, 12/31/24	—
3,650,000(l) +	Viribus Re 2019, 12/31/24	25,915
4,139,570(b)(l) +	Viribus Re 2020, 12/31/23	182,141
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2361

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
2,500,000(l) +	Viribus Re 2022, 12/31/27	$ —
1,500,000(b)(l) +	Viribus Re 2023, 12/31/28	1,601,400
1,826,168(b)(k) +	Woburn Re 2018, 12/31/24	40,315
3,539,362(b)(k) +	Woburn Re 2019, 12/31/24	612,596
		$ 56,075,257

	Total Reinsurance Sidecars	$56,364,559

	Industry Loss Warranties — 0.0%†
	Windstorm – U.S. — 0.0%†
1,750,000(b)(k) +	Ballylifin Re 2022, 5/31/28	$ 8,050
	Total Industry Loss Warranties	$8,050

	Total Insurance-Linked Securities (Cost $135,904,445)	$134,601,002

Principal Amount USD ($)
	Foreign Government Bonds — 3.2% of Net Assets
	Angola — 0.1%
6,420,000	Angolan Government International Bond, 8.750%, 4/14/32 (144A)	$ 5,416,875
	Total Angola	$5,416,875

	Argentina — 0.3%
351,880	Argentine Republic Government International Bond, 1.000%, 7/9/29	$ 98,452
5,955,800(e)	Argentine Republic Government International Bond, 1.500%, 7/9/35	1,548,096
8,500,000	Ciudad Autonoma De Buenos Aires, 7.500%, 6/1/27 (144A)	7,589,735
	Total Argentina	$9,236,283

	Bahamas — 0.1%
5,815,000	Bahamas Government International Bond, 8.950%, 10/15/32 (144A)	$ 4,655,566
	Total Bahamas	$4,655,566

	Colombia — 0.1%
4,800,000	Colombia Government International Bond, 3.125%, 4/15/31	$ 3,656,659
	Total Colombia	$3,656,659

The accompanying notes are an integral part of these financial statements.
62Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	Egypt — 0.2%
2,520,000	Egypt Government International Bond, 5.875%, 2/16/31 (144A)	$ 1,524,600
5,560,000	Egypt Government International Bond, 7.053%, 1/15/32 (144A)	3,461,100
2,000,000	Egypt Government International Bond, 8.875%, 5/29/50 (144A)	1,172,400
	Total Egypt	$6,158,100

	Ghana — 0.1%
7,018,000(g)	Ghana Government International Bond, 7.875%, 2/11/35 (144A)	$ 2,421,210
	Total Ghana	$2,421,210

	Indonesia — 0.4%
IDR 219,632,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 14,436,580
	Total Indonesia	$14,436,580

	Ivory Coast — 0.3%
EUR 8,965,000	Ivory Coast Government International Bond, 4.875%, 1/30/32 (144A)	$ 7,388,160
EUR 3,270,000	Ivory Coast Government International Bond, 5.875%, 10/17/31 (144A)	2,906,205
2,500,000	Ivory Coast Government International Bond, 6.125%, 6/15/33 (144A)	2,159,570
	Total Ivory Coast	$12,453,935

	Mexico — 0.9%
MXN 620,140,000	Mexican Bonos, 8.500%, 5/31/29	$ 33,858,887
	Total Mexico	$33,858,887

	Rwanda — 0.1%
5,525,000	Rwanda International Government Bond, 5.500%, 8/9/31 (144A)	$ 3,958,773
	Total Rwanda	$3,958,773

	Serbia — 0.1%
EUR 6,600,000	Serbia International Bond, 2.050%, 9/23/36 (144A)	$ 4,309,437
	Total Serbia	$4,309,437

	Supranational — 0.1%
KZT 1,169,000,000	International Bank for Reconstruction & Development, 12.500%, 2/21/25	$ 2,519,275
	Total Supranational	$2,519,275

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2363

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Ukraine — 0.1%
EUR 4,490,000(g)	Ukraine Government International Bond, 4.375%, 1/27/32 (144A)	$ 821,712
9,575,000(g)	Ukraine Government International Bond, 7.375%, 9/25/34 (144A)	1,641,523
	Total Ukraine	$2,463,235

	Uzbekistan — 0.3%
UZS 76,270,000,000	Republic of Uzbekistan International Bond, 14.000%, 7/19/24 (144A)	$ 6,529,098
UZS 33,340,000,000	Republic of Uzbekistan International Bond, 14.500%, 11/25/23 (144A)	2,902,043
	Total Uzbekistan	$9,431,141

	Total Foreign Government Bonds (Cost $153,092,128)	$114,975,956

	U.S. Government and Agency Obligations — 30.5% of Net Assets
6,443,725	Federal Home Loan Mortgage Corp., 1.500%, 12/1/41	$ 5,286,982
938,768	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	770,239
949,070	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	778,690
7,417,442	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	6,085,857
2,779,890	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	2,280,841
4,638,928	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	3,806,127
945,747	Federal Home Loan Mortgage Corp., 1.500%, 3/1/42	775,960
184,530	Federal Home Loan Mortgage Corp., 2.000%, 2/1/42	157,582
1,357,030	Federal Home Loan Mortgage Corp., 2.000%, 3/1/52	1,123,634
21,931,033	Federal Home Loan Mortgage Corp., 2.500%, 5/1/51	18,931,370
4,372,080	Federal Home Loan Mortgage Corp., 2.500%, 8/1/51	3,772,018
27,806,217	Federal Home Loan Mortgage Corp., 2.500%, 6/1/52	23,979,298
114,505	Federal Home Loan Mortgage Corp., 3.000%, 11/1/47	105,207
The accompanying notes are an integral part of these financial statements.
64Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
16,310,919	Federal Home Loan Mortgage Corp., 3.000%, 4/1/52	$ 14,644,669
33,129	Federal Home Loan Mortgage Corp., 3.500%, 1/1/52	30,842
2,655,514	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	2,482,336
3,176	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	2,955
169,475	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	157,551
648	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	604
1,652,200	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	1,545,837
1,968,452	Federal Home Loan Mortgage Corp., 4.000%, 10/1/42	1,928,544
643,755	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	627,575
197,795	Federal Home Loan Mortgage Corp., 4.000%, 6/1/50	190,472
184,996	Federal Home Loan Mortgage Corp., 4.000%, 2/1/51	177,883
103,040	Federal Home Loan Mortgage Corp., 4.000%, 4/1/51	98,825
92,045	Federal Home Loan Mortgage Corp., 4.000%, 9/1/51	88,092
544,094	Federal Home Loan Mortgage Corp., 4.000%, 9/1/51	520,965
19,433	Federal Home Loan Mortgage Corp., 4.000%, 6/1/52	18,598
160,859	Federal Home Loan Mortgage Corp., 4.000%, 6/1/52	153,945
93,605	Federal Home Loan Mortgage Corp., 4.500%, 10/1/35	94,026
283,215	Federal Home Loan Mortgage Corp., 4.500%, 7/1/40	285,134
173,853	Federal Home Loan Mortgage Corp., 4.500%, 11/1/40	174,580
6,236	Federal Home Loan Mortgage Corp., 4.500%, 9/1/43	6,190
104,983	Federal Home Loan Mortgage Corp., 4.500%, 10/1/43	105,045
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2365

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
408,425	Federal Home Loan Mortgage Corp., 4.500%, 11/1/43	$ 408,669
5,265	Federal Home Loan Mortgage Corp., 4.500%, 3/1/44	5,268
14,988	Federal Home Loan Mortgage Corp., 4.500%, 5/1/44	14,997
5	Federal Home Loan Mortgage Corp., 5.000%, 4/1/23	5
7,448	Federal Home Loan Mortgage Corp., 5.000%, 5/1/34	7,597
9,670	Federal Home Loan Mortgage Corp., 5.000%, 11/1/34	9,886
43,601	Federal Home Loan Mortgage Corp., 5.000%, 12/1/34	44,576
32,342	Federal Home Loan Mortgage Corp., 5.000%, 7/1/35	33,065
76,111	Federal Home Loan Mortgage Corp., 5.000%, 9/1/38	77,815
111,144	Federal Home Loan Mortgage Corp., 5.000%, 9/1/38	113,633
3,883	Federal Home Loan Mortgage Corp., 5.000%, 10/1/38	3,970
540	Federal Home Loan Mortgage Corp., 5.000%, 5/1/39	550
1,628,390	Federal Home Loan Mortgage Corp., 5.000%, 11/1/39	1,660,987
982	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	999
421,935	Federal Home Loan Mortgage Corp., 5.000%, 8/1/50	425,067
1,823,095	Federal Home Loan Mortgage Corp., 5.000%, 12/1/50	1,834,287
1,200,418	Federal Home Loan Mortgage Corp., 5.000%, 9/1/52	1,229,706
1,397,007	Federal Home Loan Mortgage Corp., 5.000%, 10/1/52	1,431,091
4,000,000	Federal Home Loan Mortgage Corp., 5.000%, 4/1/53	3,988,981
6,800,000	Federal Home Loan Mortgage Corp., 5.000%, 4/1/53	6,781,617
768,550	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	798,752
The accompanying notes are an integral part of these financial statements.
66Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
2,248,765	Federal Home Loan Mortgage Corp., 5.500%, 7/1/49	$ 2,304,437
318,989	Federal Home Loan Mortgage Corp., 5.500%, 3/1/53	325,677
15,750	Federal Home Loan Mortgage Corp., 6.000%, 1/1/33	16,104
1,834	Federal Home Loan Mortgage Corp., 6.000%, 3/1/33	1,874
10,733	Federal Home Loan Mortgage Corp., 6.000%, 3/1/33	10,966
18,907	Federal Home Loan Mortgage Corp., 6.000%, 1/1/34	19,679
46,826	Federal Home Loan Mortgage Corp., 6.000%, 6/1/35	47,846
17,935	Federal Home Loan Mortgage Corp., 6.000%, 12/1/36	18,445
1,579	Federal Home Loan Mortgage Corp., 6.000%, 10/1/37	1,626
44,379	Federal Home Loan Mortgage Corp., 6.000%, 12/1/37	46,376
696,409	Federal Home Loan Mortgage Corp., 6.000%, 10/1/52	721,532
355,000	Federal Home Loan Mortgage Corp., 6.000%, 3/1/53	370,313
256,000	Federal Home Loan Mortgage Corp., 6.000%, 3/1/53	264,183
1,605	Federal Home Loan Mortgage Corp., 6.500%, 9/1/32	1,658
905,774	Federal Home Loan Mortgage Corp., 6.500%, 1/1/53	939,278
5,789,426	Federal Home Loan Mortgage Corp., 6.500%, 2/1/53	6,151,141
32,583,806	Federal National Mortgage Association, 1.500%, 11/1/41	26,734,554
8,305,057	Federal National Mortgage Association, 1.500%, 1/1/42	6,814,120
5,549,361	Federal National Mortgage Association, 1.500%, 1/1/42	4,553,130
7,539,145	Federal National Mortgage Association, 1.500%, 2/1/42	6,185,673
2,814,735	Federal National Mortgage Association, 1.500%, 3/1/42	2,309,404
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2367

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
10,986,285	Federal National Mortgage Association, 2.000%, 12/1/41	$ 9,401,657
566,820	Federal National Mortgage Association, 2.000%, 2/1/42	484,038
200,127	Federal National Mortgage Association, 2.000%, 2/1/42	170,897
681,905	Federal National Mortgage Association, 2.000%, 11/1/50	572,488
335,395	Federal National Mortgage Association, 2.000%, 1/1/51	283,215
4,400,128	Federal National Mortgage Association, 2.000%, 10/1/51	3,639,212
5,725,978	Federal National Mortgage Association, 2.000%, 11/1/51	4,787,080
3,821	Federal National Mortgage Association, 2.000%, 2/1/52	3,164
3,889,026	Federal National Mortgage Association, 2.000%, 3/1/52	3,217,091
11,600,000	Federal National Mortgage Association, 2.000%, 4/15/53 (TBA)	9,589,165
638,520	Federal National Mortgage Association, 2.500%, 9/1/50	560,219
2,016,180	Federal National Mortgage Association, 2.500%, 9/1/50	1,765,678
279,821	Federal National Mortgage Association, 2.500%, 9/1/50	246,720
199,457	Federal National Mortgage Association, 2.500%, 10/1/50	175,865
24,067,186	Federal National Mortgage Association, 2.500%, 5/1/51	21,100,699
8,739,704	Federal National Mortgage Association, 2.500%, 10/1/51	7,541,992
6,345,121	Federal National Mortgage Association, 2.500%, 11/1/51	5,555,439
6,404,607	Federal National Mortgage Association, 2.500%, 12/1/51	5,560,870
12,952,142	Federal National Mortgage Association, 2.500%, 1/1/52	11,240,143
1,458,143	Federal National Mortgage Association, 2.500%, 2/1/52	1,274,678
371,840	Federal National Mortgage Association, 2.500%, 4/1/52	323,496
The accompanying notes are an integral part of these financial statements.
68Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
88,000,000	Federal National Mortgage Association, 2.500%, 4/15/53 (TBA)	$ 75,845,000
58,508	Federal National Mortgage Association, 3.000%, 5/1/46	53,538
68,626	Federal National Mortgage Association, 3.000%, 10/1/46	62,797
188,192	Federal National Mortgage Association, 3.000%, 11/1/46	172,853
96,832	Federal National Mortgage Association, 3.000%, 11/1/46	87,652
39,753	Federal National Mortgage Association, 3.000%, 1/1/47	36,377
40,226	Federal National Mortgage Association, 3.000%, 3/1/47	36,944
434,138	Federal National Mortgage Association, 3.000%, 3/1/47	392,973
1,732,880	Federal National Mortgage Association, 3.000%, 3/1/47	1,593,503
1,092,983	Federal National Mortgage Association, 3.000%, 4/1/47	1,003,521
1,902,745	Federal National Mortgage Association, 3.000%, 5/1/48	1,726,581
11,402,266	Federal National Mortgage Association, 3.000%, 1/1/52	10,338,869
15,294,747	Federal National Mortgage Association, 3.000%, 3/1/52	13,908,209
2,835,433	Federal National Mortgage Association, 3.000%, 3/1/52	2,546,044
4,500,000	Federal National Mortgage Association, 3.000%, 4/1/53 (TBA)	4,037,668
3,214,789	Federal National Mortgage Association, 3.000%, 2/1/57	2,856,807
65,868	Federal National Mortgage Association, 3.500%, 9/1/45	62,187
735,335	Federal National Mortgage Association, 3.500%, 9/1/45	696,452
677,375	Federal National Mortgage Association, 3.500%, 6/1/46	639,727
528,960	Federal National Mortgage Association, 3.500%, 9/1/46	500,987
648,446	Federal National Mortgage Association, 3.500%, 8/1/51	603,214
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2369

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
138,410	Federal National Mortgage Association, 3.500%, 12/1/51	$ 128,735
1,717,002	Federal National Mortgage Association, 3.500%, 2/1/52	1,613,961
174,955	Federal National Mortgage Association, 3.500%, 3/1/52	162,669
3,056,775	Federal National Mortgage Association, 3.500%, 3/1/52	2,868,362
6,013,730	Federal National Mortgage Association, 3.500%, 3/1/52	5,594,539
703,838	Federal National Mortgage Association, 3.500%, 4/1/52	654,321
2,409,058	Federal National Mortgage Association, 3.500%, 4/1/52	2,238,731
1,164,914	Federal National Mortgage Association, 3.500%, 4/1/52	1,089,918
4,277,861	Federal National Mortgage Association, 3.500%, 5/1/52	3,998,879
500,205	Federal National Mortgage Association, 3.500%, 5/1/52	473,480
3,930,653	Federal National Mortgage Association, 3.500%, 6/1/52	3,674,319
1,410,510	Federal National Mortgage Association, 3.500%, 9/1/55	1,335,172
7,624,008	Federal National Mortgage Association, 3.500%, 8/1/58	7,150,246
2,000,000	Federal National Mortgage Association, 4.000%, 4/1/24 (TBA)	1,968,281
3,245	Federal National Mortgage Association, 4.000%, 12/1/30	3,168
364,425	Federal National Mortgage Association, 4.000%, 9/1/37	357,876
3,928,041	Federal National Mortgage Association, 4.000%, 10/1/40	3,898,428
1,542,484	Federal National Mortgage Association, 4.000%, 12/1/40	1,529,823
2,256	Federal National Mortgage Association, 4.000%, 11/1/41	2,208
521,197	Federal National Mortgage Association, 4.000%, 11/1/41	510,090
4,185,040	Federal National Mortgage Association, 4.000%, 12/1/41	4,095,844
The accompanying notes are an integral part of these financial statements.
70Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
11,462	Federal National Mortgage Association, 4.000%, 12/1/41	$ 11,256
1,346,817	Federal National Mortgage Association, 4.000%, 1/1/42	1,318,107
1,523,172	Federal National Mortgage Association, 4.000%, 4/1/42	1,490,709
310	Federal National Mortgage Association, 4.000%, 6/1/42	305
60,406	Federal National Mortgage Association, 4.000%, 7/1/42	59,320
304	Federal National Mortgage Association, 4.000%, 10/1/42	299
50,038	Federal National Mortgage Association, 4.000%, 6/1/44	48,839
487	Federal National Mortgage Association, 4.000%, 10/1/44	476
19,325	Federal National Mortgage Association, 4.000%, 6/1/45	19,358
106,528	Federal National Mortgage Association, 4.000%, 7/1/45	103,903
3,327	Federal National Mortgage Association, 4.000%, 4/1/47	3,241
554	Federal National Mortgage Association, 4.000%, 6/1/47	541
25,795	Federal National Mortgage Association, 4.000%, 5/1/50	24,879
175,895	Federal National Mortgage Association, 4.000%, 7/1/50	168,939
31,505	Federal National Mortgage Association, 4.000%, 10/1/50	30,310
112,789	Federal National Mortgage Association, 4.000%, 11/1/50	108,291
936,848	Federal National Mortgage Association, 4.000%, 11/1/50	900,575
443,292	Federal National Mortgage Association, 4.000%, 12/1/50	425,377
38,417	Federal National Mortgage Association, 4.000%, 1/1/51	36,915
9,874	Federal National Mortgage Association, 4.000%, 1/1/51	9,506
198,436	Federal National Mortgage Association, 4.000%, 1/1/51	190,243
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2371

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
99,046	Federal National Mortgage Association, 4.000%, 2/1/51	$ 95,303
290,301	Federal National Mortgage Association, 4.000%, 2/1/51	278,591
336,611	Federal National Mortgage Association, 4.000%, 4/1/51	323,033
29,700	Federal National Mortgage Association, 4.000%, 5/1/51	28,517
736,404	Federal National Mortgage Association, 4.000%, 6/1/51	705,579
159,437	Federal National Mortgage Association, 4.000%, 7/1/51	153,924
819,713	Federal National Mortgage Association, 4.000%, 7/1/51	786,030
1,940,219	Federal National Mortgage Association, 4.000%, 7/1/51	1,858,856
98,290	Federal National Mortgage Association, 4.000%, 8/1/51	94,310
68,670	Federal National Mortgage Association, 4.000%, 9/1/51	65,796
249,749	Federal National Mortgage Association, 4.000%, 6/1/52	239,014
39,286	Federal National Mortgage Association, 4.000%, 7/1/56	38,350
69,998	Federal National Mortgage Association, 4.000%, 1/1/57	68,330
4,000,000	Federal National Mortgage Association, 4.500%, 4/25/24 (TBA)	3,987,813
1,131,756	Federal National Mortgage Association, 4.500%, 11/1/40	1,135,248
3,246,582	Federal National Mortgage Association, 4.500%, 12/1/40	3,265,018
132,278	Federal National Mortgage Association, 4.500%, 3/1/41	132,343
3,323	Federal National Mortgage Association, 4.500%, 4/1/41	3,341
1,638,310	Federal National Mortgage Association, 4.500%, 5/1/41	1,647,632
690,010	Federal National Mortgage Association, 4.500%, 7/1/41	693,929
2,444,930	Federal National Mortgage Association, 4.500%, 8/1/41	2,452,476
The accompanying notes are an integral part of these financial statements.
72Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
244,218	Federal National Mortgage Association, 4.500%, 9/1/41	$ 244,973
33,543	Federal National Mortgage Association, 4.500%, 3/1/43	33,734
967,264	Federal National Mortgage Association, 4.500%, 9/1/43	972,774
3,639,346	Federal National Mortgage Association, 4.500%, 9/1/43	3,659,999
2,472,085	Federal National Mortgage Association, 4.500%, 1/1/44	2,486,119
1,076,308	Federal National Mortgage Association, 4.500%, 3/1/44	1,083,381
9,662,250	Federal National Mortgage Association, 4.500%, 7/1/44	9,705,186
229,276	Federal National Mortgage Association, 4.500%, 1/1/47	228,937
1,407,866	Federal National Mortgage Association, 4.500%, 8/1/47	1,412,229
893,501	Federal National Mortgage Association, 5.000%, 6/1/35	912,486
273,671	Federal National Mortgage Association, 5.000%, 7/1/35	279,489
660,014	Federal National Mortgage Association, 5.000%, 7/1/35	674,042
302,196	Federal National Mortgage Association, 5.000%, 8/1/35	308,617
5,000,000	Federal National Mortgage Association, 5.000%, 4/1/38 (TBA)	5,033,675
91,261	Federal National Mortgage Association, 5.000%, 5/1/38	93,207
330,188	Federal National Mortgage Association, 5.000%, 1/1/39	335,756
202,852	Federal National Mortgage Association, 5.000%, 7/1/39	207,170
206,652	Federal National Mortgage Association, 5.000%, 7/1/39	211,056
22,831	Federal National Mortgage Association, 5.000%, 7/1/39	23,072
573,145	Federal National Mortgage Association, 5.000%, 6/1/40	585,381
59,097	Federal National Mortgage Association, 5.000%, 6/1/40	60,357
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2373

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
377,264	Federal National Mortgage Association, 5.000%, 7/1/40	$ 384,409
205,314	Federal National Mortgage Association, 5.000%, 10/1/40	209,688
98,201	Federal National Mortgage Association, 5.000%, 5/1/41	99,588
93,850	Federal National Mortgage Association, 5.000%, 7/1/41	95,848
123,742	Federal National Mortgage Association, 5.000%, 12/1/41	125,158
2,175,609	Federal National Mortgage Association, 5.000%, 9/1/43	2,222,810
6,822,458	Federal National Mortgage Association, 5.000%, 11/1/44	6,967,798
2,276,038	Federal National Mortgage Association, 5.000%, 10/1/50	2,298,242
1,892,840	Federal National Mortgage Association, 5.000%, 6/1/52	1,925,005
4,910,951	Federal National Mortgage Association, 5.000%, 8/1/52	4,908,783
271,000	Federal National Mortgage Association, 5.000%, 2/1/53	270,278
450,000	Federal National Mortgage Association, 5.000%, 2/1/53	449,357
581,000	Federal National Mortgage Association, 5.000%, 2/1/53	580,544
1,074,000	Federal National Mortgage Association, 5.000%, 3/1/53	1,072,649
252,000	Federal National Mortgage Association, 5.000%, 3/1/53	252,414
7,300,000	Federal National Mortgage Association, 5.000%, 4/1/53 (TBA)	7,280,609
4,997	Federal National Mortgage Association, 5.500%, 5/1/33	5,052
3,320	Federal National Mortgage Association, 5.500%, 6/1/33	3,372
13,621	Federal National Mortgage Association, 5.500%, 7/1/33	14,056
26,713	Federal National Mortgage Association, 5.500%, 4/1/34	27,173
4,259	Federal National Mortgage Association, 5.500%, 10/1/35	4,377
The accompanying notes are an integral part of these financial statements.
74Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
47,892	Federal National Mortgage Association, 5.500%, 12/1/35	$ 49,055
20,817	Federal National Mortgage Association, 5.500%, 3/1/36	21,214
542,877	Federal National Mortgage Association, 5.500%, 5/1/49	555,862
1,765,736	Federal National Mortgage Association, 5.500%, 4/1/50	1,809,448
4,238,964	Federal National Mortgage Association, 5.500%, 4/1/50	4,343,902
458,219	Federal National Mortgage Association, 5.500%, 11/1/52	462,826
1,903,201	Federal National Mortgage Association, 5.500%, 1/1/53	1,940,152
2,403,215	Federal National Mortgage Association, 5.500%, 1/1/53	2,464,218
1,100,502	Federal National Mortgage Association, 5.500%, 1/1/53	1,124,707
1,848,000	Federal National Mortgage Association, 5.500%, 2/1/53	1,868,736
257,000	Federal National Mortgage Association, 5.500%, 2/1/53	262,657
599,000	Federal National Mortgage Association, 5.500%, 2/1/53	610,637
52,000,000	Federal National Mortgage Association, 5.500%, 4/1/53 (TBA)	52,525,078
388	Federal National Mortgage Association, 6.000%, 3/1/32	404
657	Federal National Mortgage Association, 6.000%, 10/1/32	683
2,780	Federal National Mortgage Association, 6.000%, 11/1/32	2,838
7,729	Federal National Mortgage Association, 6.000%, 12/1/32	7,890
3,013	Federal National Mortgage Association, 6.000%, 1/1/33	3,133
1,532	Federal National Mortgage Association, 6.000%, 3/1/33	1,593
9,411	Federal National Mortgage Association, 6.000%, 5/1/33	9,607
24,019	Federal National Mortgage Association, 6.000%, 12/1/33	24,974
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2375

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
19,390	Federal National Mortgage Association, 6.000%, 1/1/34	$ 20,160
100,871	Federal National Mortgage Association, 6.000%, 6/1/37	104,471
36,776	Federal National Mortgage Association, 6.000%, 12/1/37	38,420
62,909	Federal National Mortgage Association, 6.000%, 4/1/38	65,671
14,018	Federal National Mortgage Association, 6.000%, 7/1/38	14,309
1,732,987	Federal National Mortgage Association, 6.000%, 1/1/53	1,805,953
548,363	Federal National Mortgage Association, 6.000%, 1/1/53	566,755
254,000	Federal National Mortgage Association, 6.000%, 1/1/53	261,980
2,202,535	Federal National Mortgage Association, 6.000%, 1/1/53	2,271,439
593,000	Federal National Mortgage Association, 6.000%, 2/1/53	605,599
213,000	Federal National Mortgage Association, 6.000%, 2/1/53	222,724
60,500,000	Federal National Mortgage Association, 6.000%, 4/15/53 (TBA)	61,750,176
87	Federal National Mortgage Association, 6.500%, 4/1/29	90
285	Federal National Mortgage Association, 6.500%, 5/1/31	294
99	Federal National Mortgage Association, 6.500%, 6/1/31	103
214	Federal National Mortgage Association, 6.500%, 2/1/32	226
1,528	Federal National Mortgage Association, 6.500%, 3/1/32	1,576
646	Federal National Mortgage Association, 6.500%, 8/1/32	670
190,000	Federal National Mortgage Association, 6.500%, 2/1/53	197,819
1,369,413	Federal National Mortgage Association, 6.500%, 3/1/53	1,430,787
266,000	Federal National Mortgage Association, 6.500%, 3/1/53	278,573
The accompanying notes are an integral part of these financial statements.
76Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
183	Federal National Mortgage Association, 7.000%, 5/1/28	$ 187
105	Federal National Mortgage Association, 7.000%, 2/1/29	108
236	Federal National Mortgage Association, 7.000%, 7/1/31	237
125	Federal National Mortgage Association, 7.500%, 1/1/28	126
9,000,000	Government National Mortgage Association, 2.500%, 4/20/53 (TBA)	7,920,000
9,000,000	Government National Mortgage Association, 3.000%, 4/20/53 (TBA)	8,197,680
2,000,000	Government National Mortgage Association, 4.500%, 4/15/53 (TBA)	1,969,904
1,000,000	Government National Mortgage Association, 5.000%, 4/15/53 (TBA)	1,001,250
4,000,000	Government National Mortgage Association, 5.500%, 4/15/53 (TBA)	4,045,234
13,000,000	Government National Mortgage Association, 6.000%, 4/15/53 (TBA)	13,242,227
449,141	Government National Mortgage Association I, 3.500%, 10/15/42	436,468
1,732	Government National Mortgage Association I, 4.000%, 3/15/39	1,682
3,073	Government National Mortgage Association I, 4.000%, 4/15/39	2,948
2,830	Government National Mortgage Association I, 4.000%, 4/15/39	2,734
4,317	Government National Mortgage Association I, 4.000%, 7/15/39	4,137
3,631	Government National Mortgage Association I, 4.000%, 1/15/40	3,496
62,118	Government National Mortgage Association I, 4.000%, 4/15/40	59,815
101,185	Government National Mortgage Association I, 4.000%, 7/15/40	96,933
67,751	Government National Mortgage Association I, 4.000%, 8/15/40	65,257
36,979	Government National Mortgage Association I, 4.000%, 8/15/40	35,425
18,206	Government National Mortgage Association I, 4.000%, 9/15/40	17,531
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2377

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
21,843	Government National Mortgage Association I, 4.000%, 10/15/40	$ 21,158
6,325	Government National Mortgage Association I, 4.000%, 10/15/40	6,090
3,036	Government National Mortgage Association I, 4.000%, 10/15/40	2,947
2,279	Government National Mortgage Association I, 4.000%, 11/15/40	2,205
29,286	Government National Mortgage Association I, 4.000%, 11/15/40	28,481
66,920	Government National Mortgage Association I, 4.000%, 11/15/40	64,125
69,093	Government National Mortgage Association I, 4.000%, 11/15/40	66,223
371,817	Government National Mortgage Association I, 4.000%, 12/15/40	358,196
2,768	Government National Mortgage Association I, 4.000%, 12/15/40	2,666
2,805	Government National Mortgage Association I, 4.000%, 12/15/40	2,701
1,147	Government National Mortgage Association I, 4.000%, 1/15/41	1,107
13,444	Government National Mortgage Association I, 4.000%, 1/15/41	13,012
20,381	Government National Mortgage Association I, 4.000%, 1/15/41	19,671
5,221	Government National Mortgage Association I, 4.000%, 2/15/41	5,028
253,773	Government National Mortgage Association I, 4.000%, 2/15/41	244,369
29,758	Government National Mortgage Association I, 4.000%, 3/15/41	28,802
5,616	Government National Mortgage Association I, 4.000%, 4/15/41	5,435
12,102	Government National Mortgage Association I, 4.000%, 5/15/41	11,749
4,616	Government National Mortgage Association I, 4.000%, 5/15/41	4,428
1,117	Government National Mortgage Association I, 4.000%, 6/15/41	1,067
748	Government National Mortgage Association I, 4.000%, 6/15/41	726
The accompanying notes are an integral part of these financial statements.
78Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
579,915	Government National Mortgage Association I, 4.000%, 6/15/41	$ 555,537
14,362	Government National Mortgage Association I, 4.000%, 7/15/41	13,901
2,917	Government National Mortgage Association I, 4.000%, 7/15/41	2,832
92,632	Government National Mortgage Association I, 4.000%, 7/15/41	89,653
53,945	Government National Mortgage Association I, 4.000%, 7/15/41	51,952
1,219	Government National Mortgage Association I, 4.000%, 7/15/41	1,173
28,530	Government National Mortgage Association I, 4.000%, 7/15/41	27,471
3,497	Government National Mortgage Association I, 4.000%, 8/15/41	3,355
36,895	Government National Mortgage Association I, 4.000%, 8/15/41	35,526
2,546	Government National Mortgage Association I, 4.000%, 8/15/41	2,439
25,599	Government National Mortgage Association I, 4.000%, 9/15/41	24,706
4,586	Government National Mortgage Association I, 4.000%, 9/15/41	4,439
12,265	Government National Mortgage Association I, 4.000%, 9/15/41	11,875
5,731	Government National Mortgage Association I, 4.000%, 9/15/41	5,563
311	Government National Mortgage Association I, 4.000%, 9/15/41	301
181,759	Government National Mortgage Association I, 4.000%, 9/15/41	175,018
111,946	Government National Mortgage Association I, 4.000%, 9/15/41	107,407
2,616	Government National Mortgage Association I, 4.000%, 9/15/41	2,534
2,371	Government National Mortgage Association I, 4.000%, 10/15/41	2,284
1,791	Government National Mortgage Association I, 4.000%, 10/15/41	1,728
5,702	Government National Mortgage Association I, 4.000%, 10/15/41	5,503
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2379

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
5,723	Government National Mortgage Association I, 4.000%, 10/15/41	$ 5,518
3,694	Government National Mortgage Association I, 4.000%, 10/15/41	3,558
4,038	Government National Mortgage Association I, 4.000%, 11/15/41	3,920
83,899	Government National Mortgage Association I, 4.000%, 11/15/41	80,973
5,773	Government National Mortgage Association I, 4.000%, 11/15/41	5,559
11,936	Government National Mortgage Association I, 4.000%, 12/15/41	11,418
4,870	Government National Mortgage Association I, 4.000%, 12/15/41	4,728
5,487	Government National Mortgage Association I, 4.000%, 12/15/41	5,283
422,228	Government National Mortgage Association I, 4.000%, 1/15/42	408,808
2,061	Government National Mortgage Association I, 4.000%, 2/15/42	1,985
81,511	Government National Mortgage Association I, 4.000%, 2/15/42	78,668
26,141	Government National Mortgage Association I, 4.000%, 2/15/42	25,378
1,011	Government National Mortgage Association I, 4.000%, 2/15/42	970
4,968	Government National Mortgage Association I, 4.000%, 2/15/42	4,808
757,801	Government National Mortgage Association I, 4.000%, 5/15/42	731,368
36,877	Government National Mortgage Association I, 4.000%, 6/15/42	35,800
29,103	Government National Mortgage Association I, 4.000%, 6/15/42	28,087
22,191	Government National Mortgage Association I, 4.000%, 6/15/42	21,543
7,408	Government National Mortgage Association I, 4.000%, 10/15/42	7,192
259,597	Government National Mortgage Association I, 4.000%, 4/15/43	251,248
113,307	Government National Mortgage Association I, 4.000%, 5/15/43	109,999
The accompanying notes are an integral part of these financial statements.
80Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
1,380	Government National Mortgage Association I, 4.000%, 5/15/43	$ 1,320
23,180	Government National Mortgage Association I, 4.000%, 6/15/43	22,240
140,529	Government National Mortgage Association I, 4.000%, 8/15/43	135,313
62,111	Government National Mortgage Association I, 4.000%, 9/15/43	60,157
3,533	Government National Mortgage Association I, 4.000%, 9/15/43	3,402
43,836	Government National Mortgage Association I, 4.000%, 2/15/44	42,556
27,144	Government National Mortgage Association I, 4.000%, 3/15/44	26,289
683,453	Government National Mortgage Association I, 4.000%, 3/15/44	658,389
1,060,774	Government National Mortgage Association I, 4.000%, 3/15/44	1,021,542
33,304	Government National Mortgage Association I, 4.000%, 3/15/44	32,331
33,043	Government National Mortgage Association I, 4.000%, 3/15/44	31,890
243,636	Government National Mortgage Association I, 4.000%, 3/15/44	236,520
305,232	Government National Mortgage Association I, 4.000%, 4/15/44	292,395
187,157	Government National Mortgage Association I, 4.000%, 4/15/44	179,285
2,778	Government National Mortgage Association I, 4.000%, 4/15/44	2,681
35,496	Government National Mortgage Association I, 4.000%, 4/15/44	34,459
70,630	Government National Mortgage Association I, 4.000%, 5/15/44	67,764
312,274	Government National Mortgage Association I, 4.000%, 8/15/44	299,601
13,899	Government National Mortgage Association I, 4.000%, 8/15/44	13,295
328,734	Government National Mortgage Association I, 4.000%, 8/15/44	316,534
94,301	Government National Mortgage Association I, 4.000%, 8/15/44	90,474
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2381

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
15,777	Government National Mortgage Association I, 4.000%, 8/15/44	$ 15,227
963,117	Government National Mortgage Association I, 4.000%, 9/15/44	927,366
67,961	Government National Mortgage Association I, 4.000%, 9/15/44	65,590
210,594	Government National Mortgage Association I, 4.000%, 9/15/44	203,970
2,660	Government National Mortgage Association I, 4.000%, 9/15/44	2,561
119,034	Government National Mortgage Association I, 4.000%, 9/15/44	114,276
115,873	Government National Mortgage Association I, 4.000%, 9/15/44	112,489
507,599	Government National Mortgage Association I, 4.000%, 9/15/44	489,886
58,844	Government National Mortgage Association I, 4.000%, 9/15/44	56,289
33,489	Government National Mortgage Association I, 4.000%, 9/15/44	32,435
75,386	Government National Mortgage Association I, 4.000%, 9/15/44	72,787
598,800	Government National Mortgage Association I, 4.000%, 9/15/44	581,313
1,373,758	Government National Mortgage Association I, 4.000%, 9/15/44	1,323,208
29,529	Government National Mortgage Association I, 4.000%, 10/15/44	28,499
8,547	Government National Mortgage Association I, 4.000%, 11/15/44	8,273
6,468	Government National Mortgage Association I, 4.000%, 11/15/44	6,206
56,050	Government National Mortgage Association I, 4.000%, 11/15/44	54,285
4,222	Government National Mortgage Association I, 4.000%, 11/15/44	4,050
202,406	Government National Mortgage Association I, 4.000%, 12/15/44	195,893
43,375	Government National Mortgage Association I, 4.000%, 12/15/44	41,893
19,727	Government National Mortgage Association I, 4.000%, 12/15/44	18,921
The accompanying notes are an integral part of these financial statements.
82Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
3,724	Government National Mortgage Association I, 4.000%, 12/15/44	$ 3,573
59,967	Government National Mortgage Association I, 4.000%, 12/15/44	57,533
174,682	Government National Mortgage Association I, 4.000%, 1/15/45	167,592
333,433	Government National Mortgage Association I, 4.000%, 1/15/45	319,899
58,254	Government National Mortgage Association I, 4.000%, 1/15/45	55,890
286,600	Government National Mortgage Association I, 4.000%, 1/15/45	274,974
28,913	Government National Mortgage Association I, 4.000%, 2/15/45	28,068
100,034	Government National Mortgage Association I, 4.000%, 2/15/45	96,545
65,021	Government National Mortgage Association I, 4.000%, 2/15/45	63,121
42,625	Government National Mortgage Association I, 4.000%, 2/15/45	40,895
132,867	Government National Mortgage Association I, 4.000%, 2/15/45	127,474
68,996	Government National Mortgage Association I, 4.000%, 4/15/45	66,431
46,325	Government National Mortgage Association I, 4.000%, 5/15/45	44,535
15,733	Government National Mortgage Association I, 4.000%, 7/15/45	15,094
61,289	Government National Mortgage Association I, 4.000%, 9/15/45	59,014
42,305	Government National Mortgage Association I, 4.500%, 9/15/33	42,365
53,502	Government National Mortgage Association I, 4.500%, 10/15/33	53,546
28,624	Government National Mortgage Association I, 4.500%, 4/15/35	28,580
484,375	Government National Mortgage Association I, 4.500%, 3/15/38	487,791
177,865	Government National Mortgage Association I, 4.500%, 1/15/40	179,459
254,301	Government National Mortgage Association I, 4.500%, 6/15/40	256,580
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2383

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
90,374	Government National Mortgage Association I, 4.500%, 9/15/40	$ 91,268
425,637	Government National Mortgage Association I, 4.500%, 11/15/40	429,739
579,155	Government National Mortgage Association I, 4.500%, 6/15/41	584,883
106,545	Government National Mortgage Association I, 4.500%, 6/15/41	107,033
167,594	Government National Mortgage Association I, 4.500%, 7/15/41	168,787
244,364	Government National Mortgage Association I, 4.500%, 8/15/41	244,407
141,053	Government National Mortgage Association I, 5.000%, 9/15/33	146,341
49,400	Government National Mortgage Association I, 5.125%, 10/15/38	50,539
29,610	Government National Mortgage Association I, 5.500%, 7/15/33	30,357
49,403	Government National Mortgage Association I, 5.500%, 1/15/34	50,905
36,589	Government National Mortgage Association I, 5.500%, 4/15/34	37,938
63,755	Government National Mortgage Association I, 5.500%, 7/15/34	65,958
71,663	Government National Mortgage Association I, 5.500%, 10/15/34	73,294
53,293	Government National Mortgage Association I, 5.500%, 1/15/35	54,851
79,377	Government National Mortgage Association I, 5.500%, 2/15/35	82,290
74,064	Government National Mortgage Association I, 5.500%, 2/15/35	75,549
13,215	Government National Mortgage Association I, 5.500%, 6/15/35	13,523
14,692	Government National Mortgage Association I, 5.500%, 12/15/35	14,977
4	Government National Mortgage Association I, 5.500%, 2/15/37	4
8,808	Government National Mortgage Association I, 5.500%, 3/15/37	8,985
42,550	Government National Mortgage Association I, 5.500%, 3/15/37	43,384
The accompanying notes are an integral part of these financial statements.
84Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
126,009	Government National Mortgage Association I, 5.750%, 10/15/38	$ 128,478
16,657	Government National Mortgage Association I, 5.750%, 10/15/38	17,097
36,426	Government National Mortgage Association I, 6.000%, 8/15/32	37,935
30,606	Government National Mortgage Association I, 6.000%, 1/15/33	32,070
25,088	Government National Mortgage Association I, 6.000%, 2/15/33	26,287
43,611	Government National Mortgage Association I, 6.000%, 2/15/33	45,518
1,893	Government National Mortgage Association I, 6.000%, 3/15/33	1,928
12,109	Government National Mortgage Association I, 6.000%, 3/15/33	12,515
36,266	Government National Mortgage Association I, 6.000%, 3/15/33	37,457
6,218	Government National Mortgage Association I, 6.000%, 5/15/33	6,332
44,097	Government National Mortgage Association I, 6.000%, 5/15/33	44,976
44,728	Government National Mortgage Association I, 6.000%, 5/15/33	45,557
24,776	Government National Mortgage Association I, 6.000%, 6/15/33	25,697
52,595	Government National Mortgage Association I, 6.000%, 6/15/33	54,460
58,372	Government National Mortgage Association I, 6.000%, 7/15/33	60,069
22,549	Government National Mortgage Association I, 6.000%, 7/15/33	23,020
15,389	Government National Mortgage Association I, 6.000%, 9/15/33	15,674
2,195	Government National Mortgage Association I, 6.000%, 9/15/33	2,235
59,387	Government National Mortgage Association I, 6.000%, 11/15/33	60,490
14,978	Government National Mortgage Association I, 6.000%, 1/15/34	15,605
111,257	Government National Mortgage Association I, 6.000%, 10/15/37	115,866
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2385

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
137,586	Government National Mortgage Association I, 6.000%, 7/15/38	$ 144,812
3,465	Government National Mortgage Association I, 6.500%, 1/15/29	3,566
396	Government National Mortgage Association I, 6.500%, 5/15/29	407
942	Government National Mortgage Association I, 6.500%, 10/15/31	969
90	Government National Mortgage Association I, 6.500%, 12/15/31	93
800	Government National Mortgage Association I, 6.500%, 2/15/32	828
361	Government National Mortgage Association I, 6.500%, 3/15/32	374
2,612	Government National Mortgage Association I, 6.500%, 5/15/32	2,773
2,046	Government National Mortgage Association I, 6.500%, 6/15/32	2,105
2,346	Government National Mortgage Association I, 6.500%, 7/15/32	2,415
1,203	Government National Mortgage Association I, 6.500%, 7/15/32	1,238
859	Government National Mortgage Association I, 6.500%, 8/15/32	884
11,154	Government National Mortgage Association I, 6.500%, 8/15/32	11,482
1,339	Government National Mortgage Association I, 6.500%, 8/15/32	1,380
14,675	Government National Mortgage Association I, 6.500%, 9/15/32	15,102
24,790	Government National Mortgage Association I, 6.500%, 9/15/32	25,511
8,028	Government National Mortgage Association I, 6.500%, 10/15/32	8,261
15,490	Government National Mortgage Association I, 6.500%, 11/15/32	16,002
17,918	Government National Mortgage Association I, 6.500%, 7/15/35	18,442
190	Government National Mortgage Association I, 7.000%, 5/15/29	194
74	Government National Mortgage Association I, 7.000%, 5/15/29	75
The accompanying notes are an integral part of these financial statements.
86Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
159	Government National Mortgage Association I, 7.000%, 5/15/31	$ 160
4,816,938	Government National Mortgage Association II, 2.500%, 4/20/52	4,238,729
9,734,907	Government National Mortgage Association II, 3.000%, 5/20/52	8,866,004
530,163	Government National Mortgage Association II, 3.500%, 4/20/45	504,338
908,557	Government National Mortgage Association II, 3.500%, 4/20/45	864,501
396,086	Government National Mortgage Association II, 3.500%, 4/20/45	376,799
1,010,720	Government National Mortgage Association II, 3.500%, 3/20/46	961,701
12,788,339	Government National Mortgage Association II, 3.500%, 9/20/52	11,986,859
1,960,810	Government National Mortgage Association II, 3.500%, 11/20/52	1,837,921
2,104,055	Government National Mortgage Association II, 4.000%, 10/20/46	2,057,663
984,645	Government National Mortgage Association II, 4.000%, 2/20/48	952,719
1,315,215	Government National Mortgage Association II, 4.000%, 4/20/48	1,272,634
146,360	Government National Mortgage Association II, 4.500%, 12/20/34	148,206
147,036	Government National Mortgage Association II, 4.500%, 1/20/35	148,892
124,205	Government National Mortgage Association II, 4.500%, 3/20/35	125,772
1,101,456	Government National Mortgage Association II, 4.500%, 9/20/41	1,115,392
1,535,072	Government National Mortgage Association II, 4.500%, 9/20/44	1,550,435
677,644	Government National Mortgage Association II, 4.500%, 10/20/44	684,965
1,343,468	Government National Mortgage Association II, 4.500%, 11/20/44	1,357,990
2,865,153	Government National Mortgage Association II, 4.500%, 9/20/52	2,822,720
2,964,963	Government National Mortgage Association II, 4.500%, 10/20/52	2,921,932
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2387

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
9,915,354	Government National Mortgage Association II, 5.000%, 12/20/52	$ 9,933,302
37,087	Government National Mortgage Association II, 5.500%, 3/20/34	38,511
1,795	Government National Mortgage Association II, 5.500%, 10/20/37	1,819
2,981,667	Government National Mortgage Association II, 5.500%, 12/20/52	3,016,804
14,444	Government National Mortgage Association II, 6.000%, 5/20/32	15,099
54,107	Government National Mortgage Association II, 6.000%, 10/20/33	57,242
55	Government National Mortgage Association II, 6.500%, 1/20/28	56
1,166	Government National Mortgage Association II, 7.000%, 1/20/29	1,204
100,000,000(f)	U.S. Treasury Bills, 4/4/23	99,987,236
95,000,000	U.S. Treasury Bonds, 2.250%, 2/15/52	70,841,796
107,000,000	U.S. Treasury Bonds, 2.875%, 5/15/52	91,535,156
88,271,800	U.S. Treasury Bonds, 3.000%, 2/15/48	76,996,456
	Total U.S. Government and Agency Obligations (Cost $1,100,508,327)	$1,086,424,437

	SHORT TERM INVESTMENTS — 8.8% of Net Assets
	Repurchase Agreements — 1.9%
70,000,000	Bank of America, 4.81%, dated 3/31/23, to be purchased on 4/3/23 for $70,028,058, collateralized by $71,400,044 U.S. Treasury Note, 4.0%, 12/15/25	$ 70,000,000
		$ 70,000,000

Shares
	Open-End Fund — 6.9%
244,923,265(m)	Dreyfus Government Cash Management, Institutional Shares, 4.71%	$ 244,923,265
		$ 244,923,265

	TOTAL SHORT TERM INVESTMENTS (Cost $314,923,265)	$314,923,265

The accompanying notes are an integral part of these financial statements.
88Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date	Value
Over The Counter (OTC) Currency Put Options Purchased — 0.1%
35,150,000	Put EUR/Call USD	Citibank NA	EUR 740,169	EUR 1.02	11/28/23	$ 226,702
84,500,000	Put USD / Call JPY	Goldman Sachs & Co.	USD 3,211,592	USD 125.00	1/5/24	2,422,328
	Total Over The Counter (OTC) Currency Put Options Purchased (Premiums paid $ 3,951,761)					$ 2,649,030

	TOTAL OPTIONS PURCHASED (Premiums paid $ 3,951,761)					$ 2,649,030

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 104.9% (Cost $4,172,258,961)					$3,736,309,907
Over The Counter (OTC) Currency Call Option Written — (0.0%)†
(35,150,000)	Call EUR/Put USD	Citibank NA	EUR 740,169	EUR 1.10	11/28/23	$ (904,836)
	Total Over The Counter (OTC) Currency Call Option Written (Premiums received $(740,169))					$ (904,836)

	OTHER ASSETS AND LIABILITIES — (4.9)%					$ (173,122,241)
	net assets — 100.0%					$3,562,282,830

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily Small Balance Certificates.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2023, the value of these securities amounted to $1,708,511,657, or 48.0% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at March 31, 2023.
(b)	Non-income producing security.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2023.
(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2389

Schedule of Investments  |  3/31/23
(unaudited) (continued)
(e)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at March 31, 2023.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Security is in default.
(h)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(i)	Security is perpetual in nature and has no stated maturity date.
(j)	ANR, Inc., warrants are exercisable into 1,880,020 shares.
(k)	Issued as participation notes.
(l)	Issued as preference shares.
(m)	Rate periodically changes. Rate disclosed is the 7-day yield at March 31, 2023.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2023.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Adare Re 2022-2	10/20/2022	$1,800,000	$ 1,853,455
Ailsa Re 2022	6/30/2022	1,208,550	1,255,424
Alamo Re II	11/23/2022	3,234,906	3,270,150
Alturas Re 2019-1	12/20/2018	2,201	10,065
Alturas Re 2019-2	12/19/2018	29,220	11,366
Alturas Re 2020-1B	1/1/2020	342,398	—
Alturas Re 2020-2	1/1/2020	320,898	7,101
Alturas Re 2020-3	7/1/2020	—	—
Alturas Re 2021-2	2/16/2021	137,935	—
Alturas Re 2021-3	8/16/2021	67,096	38,268
Alturas Re 2022-2	1/18/2022	995,247	792,696
Ballybunion Re 2020	12/31/2019	411,732	677,844
Ballybunion Re 2021-3	8/2/2021	71,590	152,314
Ballybunion Re 2022	3/9/2022	2,408	28,550
Ballybunion Re 2022-2	8/9/2022	3,000,000	3,046,530
Ballybunion Re 2022-3	8/5/2022	3,500,000	3,595,919
Ballybunion Re 2023	3/20/2023	3,000,000	3,015,333
Ballylifin Re 2022	7/15/2022	1,425,375	8,050
Bantry Re 2019	2/1/2019	—	68,073
Bantry Re 2021	1/11/2021	407,662	351,492
Bantry Re 2022	2/2/2022	243,345	383,365
Bantry Re 2023	1/12/2023	3,037,180	3,134,673
The accompanying notes are an integral part of these financial statements.
90Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Restricted Securities	Acquisition date	Cost	Value
Berwick Re 2019-1	12/31/2018	$1,188,696	$ 1,586,698
Berwick Re 2020-1	9/24/2020	—	200
Berwick Re 2022	12/28/2021	218,255	223,155
Berwick Re 2023	2/1/2023	3,500,000	3,588,550
Bonanza Re	12/15/2020	750,000	641,250
Bonanza Re	3/11/2022	250,000	205,950
Bonanza Re	1/6/2023	250,000	249,700
Carnoustie Re 2020	7/16/2020	44,162	201,824
Celadon Re 2022	9/13/2022	1,431,846	1,684,175
Clarendon Re 2023	3/20/2023	916,657	937,330
Commonwealth Re	6/15/2022	750,000	720,750
Denning Re 2022	7/11/2022	1,465,241	1,496,187
Easton Re Pte	12/15/2020	900,000	873,450
Eden Re II	1/22/2019	8,633	64,120
Eden Re II	12/23/2019	578,472	178,500
Eden Re II	1/25/2021	524,241	264,217
Eden Re II	1/21/2022	880,000	643,192
Eden Re II	1/17/2023	3,000,000	3,053,700
FloodSmart Re	2/9/2021	75,013	60,000
FloodSmart Re	2/16/2021	1,000,000	932,500
FloodSmart Re	2/14/2022	1,500,000	1,395,000
Formby Re 2018	7/9/2018	5,438	56,041
Four Lakes Re	11/5/2020	1,500,000	1,399,500
Four Lakes Re	11/5/2020	1,500,000	1,301,700
Four Lakes Re	12/15/2021	500,000	462,250
Gamboge Re 2022	4/11/2022	4,046,823	4,584,150
Gateway Re	2/3/2023	500,000	500,300
Gleneagles Re 2021	1/13/2021	22,875	125
Gleneagles Re 2022	1/18/2022	611,918	650,980
Gullane Re 2018	3/26/2018	—	129,294
Gullane Re 2023	1/20/2023	5,318,293	5,510,237
Harambee Re 2018	12/19/2017	63,696	—
Harambee Re 2019	12/20/2018	—	7,500
Harambee Re 2020	2/27/2020	—	42,300
Herbie Re	10/19/2020	500,000	464,900
Hypatia	7/10/2020	1,000,000	978,100
Integrity Re	5/9/2022	500,000	450,000
Integrity Re	3/23/2023	1,250,000	1,253,255
International Bank for Reconstruction & Development	2/28/2020	250,000	248,775
Isosceles Insurance 2021	6/25/2021	1,500,000	1,477,500
Isosceles Re 2022	8/11/2022	1,637,377	1,747,900
Isosceles Re 2022-A	7/6/2022	—	12,625
Isosceles Re 2022-A	7/6/2022	—	10,100
Kilimanjaro III Re	6/15/2022	1,000,000	945,600
Lightning Re	3/20/2023	1,000,000	999,500
Limestone Re 2019-2B	6/20/2018	1,675	4,676
Limestone Re 2020-1	12/15/2016	2,400	7,344
Limestone Re 2020-1	12/27/2019	5,100	15,606
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2391

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Restricted Securities	Acquisition date	Cost	Value
Lion Rock Re 2019	12/17/2018	$ —	$ —
Lion Rock Re 2020	3/27/2020	—	—
Lion Rock Re 2021	3/1/2021	214,229	104,650
Locke Tavern Re	3/23/2023	1,000,000	999,683
Long Point Re IV	5/13/2022	2,500,000	2,454,500
Lorenz Re 2019	7/10/2019	487,793	27,743
Matterhorn Re	12/15/2021	250,000	208,375
Matterhorn Re	3/10/2022	1,750,000	1,538,775
Matterhorn Re	3/10/2022	750,000	654,150
Merion Re 2018-2	12/28/2017	—	645,050
Merion Re 2021-2	12/28/2020	2,448,846	1,768,500
Merion Re 2022-2	3/1/2022	6,551,154	6,211,224
Merion Re 2023-1	1/11/2023	441,808	460,437
Mona Lisa Re	12/30/2022	800,000	796,240
Mystic Re IV	12/16/2022	2,900,000	2,940,600
Northshore Re II	12/2/2020	500,000	479,950
Northshore Re II	6/22/2022	500,000	481,000
Oakmont Re 2020	12/3/2020	—	—
Oakmont Re 2022	5/9/2022	805,153	1,100,769
Old Head Re 2022	1/6/2022	188,288	125,000
Old Head Re 2023	1/11/2023	168,991	188,996
Pangaea Re 2019-3	7/25/2019	156,622	187,794
Pangaea Re 2022-1	1/11/2022	—	141,352
Pangaea Re 2022-3	6/15/2022	2,500,000	2,587,500
Pangaea Re 2023-1	1/23/2023	4,250,000	4,390,922
Phoenician Re	12/1/2021	750,000	709,050
Phoenix 3 Re 2023-3	12/21/2020	896,560	1,040,800
Pine Valley Re 2023	1/24/2023	446,865	465,250
Port Royal Re 2022	6/3/2022	241,710	249,440
Porthcawl Re 2023	1/23/2023	197,811	210,711
Portrush Re 2017	6/12/2017	1,687,366	467,940
Portsalon Re 2022	7/15/2022	323,453	366,768
Residential Re	10/30/2020	1,500,000	1,429,200
Residential Re	10/30/2020	1,250,000	1,182,250
Residential Re	11/22/2022	1,500,000	1,494,300
RosaPenna Re 2022	8/26/2022	1,515,000	1,606,658
Sakura Re	12/22/2022	500,000	499,050
Sanders Re II	5/20/2020	250,000	246,250
Sanders Re II	3/1/2022	2,253,721	2,152,125
Sanders Re III	11/30/2022	750,000	768,525
Sanders Re III	3/24/2023	250,000	249,975
Sector Re V	4/23/2019	245,708	175,676
Sector Re V	5/1/2019	3,608	86,333
Sector Re V	12/4/2019	4,339	251,156
Sector Re V	1/1/2020	4,512	261,197
Sector Re V	5/21/2021	2,472	173,149
Sector Re V	5/21/2021	—	37,678
Sector Re V	1/5/2022	55,079	257,902
Sector Re V	5/19/2022	2,253,960	2,555,959
The accompanying notes are an integral part of these financial statements.
92Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Restricted Securities	Acquisition date	Cost	Value
Sector Re V	5/19/2022	$ 692,491	$ 728,290
Sector Re V	12/30/2022	2,698,893	2,865,779
Sussex Re	12/7/2020	750,000	685,350
Sussex Re 2020-1	1/21/2020	—	5,054
Sussex Re 2021-1	1/26/2021	30,688	34,700
Sutter Re	6/30/2022	748,830	749,400
Thopas Re 2019	12/21/2018	—	9,900
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	12/30/2020	—	80,500
Thopas Re 2022	2/15/2022	—	49,800
Thopas Re 2023	2/15/2023	3,192,294	3,330,840
Torricelli Re 2021	7/2/2021	—	116,995
Torricelli Re 2022	7/26/2022	3,000,000	3,219,600
Ursa Re II	10/8/2020	3,000,000	2,944,200
Veraison Re	12/14/2022	500,000	500,550
Versutus Re 2018	1/31/2018	—	7,800
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	26,398	—
Viribus Re 2019	12/27/2018	—	25,915
Viribus Re 2020	3/12/2020	421,904	182,141
Viribus Re 2022	4/18/2022	—	—
Viribus Re 2023	2/2/2023	1,500,000	1,601,400
Vitality Re XI	1/31/2020	499,135	489,850
Vitality Re XIII	1/4/2023	1,908,478	1,923,600
Vitality Re XIV	1/25/2023	2,500,000	2,497,000
Vitality Re XIV	1/25/2023	400,000	399,520
Walton Health Re 2019	7/18/2019	95,781	162,800
Walton Health Re 2022	7/13/2022	1,667,000	1,945,181
Woburn Re 2018	3/20/2018	552,600	40,315
Woburn Re 2019	1/30/2019	490,351	612,596
Total Restricted Securities			$134,601,002
% of Net assets			3.8%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	14,780,000	USD	16,191,509	Bank of America NA	4/25/23	$ (140,179)
USD	2,782,979	PEN	10,850,000	Bank of America NA	5/24/23	(89,988)
NOK	183,950,000	EUR	17,024,133	Bank of New York Mellon Corp.	4/4/23	(893,853)
USD	17,891,551	EUR	16,320,000	Bank of New York Mellon Corp.	4/25/23	167,754
ZAR	354,796,000	USD	19,458,253	Bank of New York Mellon Corp.	6/29/23	309,799
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2393

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	68,165,000	USD	46,998,268	Citibank NA	5/25/23	$(1,341,754)
BRL	95,250,000	USD	18,011,119	Citibank NA	4/27/23	696,467
INR	1,791,850,000	USD	21,891,715	Citibank NA	4/27/23	(117,746)
PEN	80,225,000	USD	20,588,990	Citibank NA	5/24/23	653,753
USD	42,074,514	EUR	38,500,000	Citibank NA	4/25/23	262,861
USD	18,599,774	BRL	95,250,000	Citibank NA	4/27/23	(107,812)
USD	4,892,020	GBP	3,996,000	Citibank NA	6/26/23	(45,834)
USD	22,008,231	IDR	337,450,000,000	Citibank NA	6/28/23	(522,046)
AUD	26,560,000	NZD	28,631,420	HSBC Bank USA NA	6/29/23	152,773
EUR	185,000,000	SEK	16,596,179	HSBC Bank USA NA	5/3/23	(178,989)
EUR	140,690,000	PLN	29,036,290	HSBC Bank USA NA	5/24/23	(75,585)
EUR	16,705,000	USD	18,002,522	HSBC Bank USA NA	5/25/23	171,131
NOK	319,615,000	USD	31,913,797	HSBC Bank USA NA	5/2/23	(1,340,893)
NOK	183,950,000	EUR	16,275,696	HSBC Bank USA NA	6/30/23	(100,387)
NZD	28,631,420	AUD	26,560,000	HSBC Bank USA NA	6/29/23	(240,695)
PLN	29,036,290	EUR	140,690,000	HSBC Bank USA NA	5/24/23	972,129
PLN	36,200,000	USD	8,051,156	HSBC Bank USA NA	5/25/23	306,495
SEK	16,596,179	EUR	185,000,000	HSBC Bank USA NA	5/3/23	4,524
USD	1,782,699	AUD	2,655,000	HSBC Bank USA NA	5/25/23	4,395
EUR	65,557,500	USD	71,520,033	JPMorgan Chase Bank NA	4/25/23	(323,477)
IDR	113,500,000,000	USD	7,405,716	JPMorgan Chase Bank NA	6/28/23	172,256
USD	57,486,651	EUR	53,551,000	JPMorgan Chase Bank NA	5/25/23	(772,392)
USD	17,853,467	PEN	69,375,000	Morgan Stanley & Co., LLC	5/24/23	(516,310)
USD	19,256,237	ZAR	354,796,000	Morgan Stanley & Co., LLC	6/29/23	(511,815)
EUR	14,000,000	USD	15,045,110	State Street Bank & Trust Co.	5/25/23	185,728
USD	5,565,898	CAD	7,465,000	State Street Bank & Trust Co.	5/2/23	39,782
USD	72,798,385	EUR	67,205,000	State Street Bank & Trust Co.	6/27/23	(450,094)
USD	37,995,211	MXN	710,045,000	State Street Bank & Trust Co.	6/29/23	(710,941)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (4,380,943)
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
360	U.S. 2 Year Note (CBT)	6/30/23	$ 73,557,590	$ 74,323,125	$ 765,535
3,813	U.S. 5 Year Note (CBT)	6/30/23	409,969,622	417,553,280	7,583,658
54	U.S. 10 Year Note (CBT)	6/21/23	6,138,420	6,205,782	67,362
The accompanying notes are an integral part of these financial statements.
94Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
113	U.S. 10 Year Ultra Bond (CBT)	6/21/23	$ 13,651,728	$ 13,688,891	$ 37,163
1,403	U.S. Long Bond (CBT)	6/21/23	176,714,234	184,012,219	7,297,985
423	U.S. Ultra Bond (CBT)	6/21/23	60,007,485	59,695,875	(311,610)
			$740,039,079	$755,479,172	$15,440,093
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
650	Euro-Bund	6/8/23	$ (92,124,660)	$ (95,757,012)	$ (3,632,352)
TOTAL FUTURES CONTRACTS			$647,914,419	$659,722,160	$11,807,741
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums Paid/ (Received)	Unrealized (Depreciation)	Market Value
282,602,973	Markit CDX North America High Yield Index Series 39	Pay	5.00%	12/20/27	$ 9,728,789	$(13,292,149)	$(3,563,360)
346,657,027	Markit CDX North America High Yield Index Series 40	Pay	5.00%	6/20/28	(4,858,770)	(924,541)	(5,783,311)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$ 4,870,019	$ (14,216,690)	$ (9,346,671)
TOTAL SWAP CONTRACTS					$ 4,870,019	$ (14,216,690)	$ (9,346,671)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2395

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
AUD	— Australia Dollar
BRL	— Brazil Real
CAD	— Canada Dollar
EUR	— Euro
GBP	— Great British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KZT	— Kazakhstan Tenge
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peru Nuevo Sol
PLN	— Poland Zloty
SEK	— Sweden Krona
USD	— United States Dollar
UZS	— Uzbekistan Som
ZAR	— South Africa Rand
Purchases and sales of securities (excluding short-term investments) for the six months ended March 31, 2023 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$232,235,764	$ 87,124,219
Other Long-Term Securities	$537,175,222	$1,176,921,380
At March 31, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $4,158,621,937 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 61,933,166
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(487,069,905)
Net unrealized depreciation	$(425,136,739)
The accompanying notes are an integral part of these financial statements.
96Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of March 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 33,044,653	$ —	$ 33,044,653
Common Stocks
Oil, Gas & Consumable Fuels	2,901	1,434,822	—	1,437,723
Passenger Airlines	—	—	1,422,542	1,422,542
All Other Common Stocks	1,130*	—	—	1,130*
Asset Backed Securities	—	250,540,905	—	250,540,905
Collateralized Mortgage Obligations	—	473,216,944	—	473,216,944
Commercial Mortgage-Backed Securities	—	232,349,358	—	232,349,358
Convertible Corporate Bonds	—	24,370,724	—	24,370,724
Corporate Bonds	—	1,029,445,312	—	1,029,445,312
Convertible Preferred Stock	36,823,682	—	—	36,823,682
Preferred Stock	83,244	—	—	83,244
Right/Warrant	—*	—	—	—*
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	—	—	1,853,455	1,853,455
Multiperil – Massachusetts	—	—	3,118,379	3,118,379
Multiperil – U.S.	—	—	10,765,930	10,765,930
Multiperil – Worldwide	—	—	10,791,656	10,791,656
Windstorm – Florida	—	—	2,271,881	2,271,881
Windstorm - North Carolina	—	—	22,725	22,725
Windstorm – U.S. Regional	—	—	2,578,269	2,578,269
Reinsurance Sidecars
Multiperil – U.S.	—	—	289,302	289,302
Multiperil – Worldwide	—	—	56,075,257	56,075,257
Industry Loss Warranties
Windstorm – U.S.	—	—	8,050	8,050
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2397

Schedule of Investments  |  3/31/23
(unaudited) (continued)
	Level 1	Level 2	Level 3	Total
All Other Insurance-Linked Securities	$ —	$ 46,826,098	$ —	$ 46,826,098
Foreign Government Bonds	—	114,975,956	—	114,975,956
U.S. Government and Agency Obligations	—	1,086,424,437	—	1,086,424,437
Repurchase Agreements	—	70,000,000	—	70,000,000
Open-End Fund	244,923,265	—	—	244,923,265
Over The Counter (OTC) Currency Put Options Purchased	—	2,649,030	—	2,649,030
Total Investments in Securities	$ 281,834,222	$ 3,365,278,239	$ 89,197,446	$ 3,736,309,907
Other Financial Instruments
Over The Counter (OTC) Currency Call Option Written	$ —	$ (904,836)	$ —	$ (904,836)
Net unrealized depreciation on forward foreign currency exchange contracts	—	(4,380,943)	—	(4,380,943)
Net unrealized appreciation on futures contracts	11,807,741	—	—	11,807,741
Swap contracts, at value	—	(9,346,671)	—	(9,346,671)
Total Other Financial Instruments	$ 11,807,741	$ (14,632,450)	$ —	$ (2,824,709)
*	Securities valued at $0.
The accompanying notes are an integral part of these financial statements.
98Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
	Common Stocks	Insurance- Linked Securities	Total
Balance as of 9/30/22	$ 137,204	$115,676,428	$115,813,632
Realized gain (loss)(1)	(127,683)	(3,941,662)	(4,069,345)
Changed in unrealized appreciation (depreciation)(2)	(526,104)	973,723	447,619
Return of capital	—	(26,803,216)	(26,803,216)
Purchases	—	34,468,791	34,468,791
Sales	(155,875)	(32,599,160)	(32,755,034)
Transfers in to Level 3*	2,095,000	—	2,095,000
Transfers out of Level 3*	—	—	—
Balance as of 3/31/23	$1,422,542	$ 87,774,904	$ 89,197,446
(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the six months ended March 31, 2023, a security valued at $2,095,000 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers in or out of Level 3 during the period.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at March 31, 2023:	$(724,365)
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/2399

Statement of Assets and Liabilities  |  3/31/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $4,172,258,961)	$3,736,309,907
Cash	6,691,374
Foreign currencies, at value (cost $1,450,654)	702,250
Forwards collateral	740,000
Futures collateral	22,895,763
Swaps collateral	41,880,873
Variation margin for futures contracts	2,505,408
Unrealized appreciation on forward foreign currency exchange contracts	4,099,847
Receivables —
Investment securities sold	91,243,334
Fund shares sold	5,041,016
Dividends	101,179
Interest	29,030,565
Due from the Adviser	13,868
Other assets	917,819
Total assets	$3,942,173,203
LIABILITIES:
Payables —
Investment securities purchased	$ 346,564,489
Fund shares repurchased	8,041,735
Distributions	1,851,818
Trustees' fees	5,287
Collateral due from broker for TBA securities	324,649
Variation margin for centrally cleared swap contracts	2,920,647
Swap contracts, at value (net premiums paid $4,870,019)	9,346,671
Written options outstanding (net premiums received $740,169)	904,836
Unrealized depreciation on forward foreign currency exchange contracts	8,480,790
Reserve for repatriation taxes	104,234
Management fees	164,000
Administrative expenses	115,617
Distribution fees	20,135
Accrued expenses	1,045,465
Total liabilities	$ 379,890,373
NET ASSETS:
Paid-in capital	$4,172,749,108
Distributable earnings (loss)	(610,466,278)
Net assets	$3,562,282,830
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $622,488,742/66,914,992 shares)	$ 9.30
Class C (based on $60,438,445/6,646,324 shares)	$ 9.09
Class K (based on $411,168,020/44,108,620 shares)	$ 9.32
Class R (based on $60,667,557/6,404,643 shares)	$ 9.47
Class Y (based on $2,407,520,066/258,846,393 shares)	$ 9.30
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.30 net asset value per share/100%-4.50% maximum sales charge)	$ 9.74
The accompanying notes are an integral part of these financial statements.
100Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 3/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $38,226)	$100,723,587
Dividends from unaffiliated issuers (net of foreign taxes withheld $2,245)	6,990,554
Total Investment Income		$ 107,714,141
EXPENSES:
Management fees	$ 10,135,189
Administrative expenses	498,826
Transfer agent fees
Class A	687,574
Class C	37,117
Class K	1,374
Class R	85,006
Class Y	1,110,274
Distribution fees
Class A	785,349
Class C	326,395
Class R	153,340
Shareowner communications expense	100,402
Custodian fees	73,552
Registration fees	67,780
Professional fees	364,659
Printing expense	29,954
Officers' and Trustees' fees	131,304
Insurance expense	20,000
Miscellaneous	105,436
Total expenses		$ 14,713,531
Less fees waived and expenses reimbursed by the Adviser		(829,622)
Net expenses		$ 13,883,909
Net investment income		$ 93,830,232
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $14,292)	$ (87,827,763)
Forward foreign currency exchange contracts	(8,655,091)
Futures contracts	(25,658,792)
Swap contracts	(40,834,149)
Written options	1,290,128
Other assets and liabilities denominated in foreign currencies	4,721,680	$(156,963,987)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $(30,930))	$200,664,748
Forward foreign currency exchange contracts	7,970,041
Futures contracts	33,823,887
Swap contracts	(18,185,925)
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23101

Statement of Operations (unaudited) (continued)
FOR THE SIX MONTHS ENDED 3/31/23
Written options	(1,276,993)
Other assets and liabilities denominated in foreign currencies	1,961,648	224,957,406
Net realized and unrealized gain (loss) on investments		$ 67,993,419
Net increase in net assets resulting from operations		$ 161,823,651
The accompanying notes are an integral part of these financial statements.
102Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Statements of Changes in Net Assets
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22
FROM OPERATIONS:
Net investment income (loss)	$ 93,830,232	$ 160,251,728
Net realized gain (loss) on investments	(156,963,987)	(73,615,659)
Change in net unrealized appreciation (depreciation) on investments	224,957,406	(719,296,630)
Net increase (decrease) in net assets resulting from operations	$ 161,823,651	$ (632,660,561)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.15 and $0.65 per share, respectively)	$ (10,465,577)	$ (48,818,369)
Class C ($0.12 and $0.58 per share, respectively)	(875,321)	(5,812,988)
Class K ($0.17 and $0.69 per share, respectively)	(7,595,386)	(29,813,091)
Class R ($0.14 and $0.62 per share, respectively)	(908,650)	(4,713,046)
Class Y ($0.17 and $0.68 per share, respectively)	(45,052,954)	(195,193,873)
Tax return of capital
Class A ($— and $0.17 per share, respectively)	$ —	$ (12,417,661)
Class C ($— and $0.17 per share, respectively)	—	(1,478,618)
Class K ($— and $0.17 per share, respectively)	—	(7,583,393)
Class R ($— and $0.17 per share, respectively)	—	(1,198,832)
Class Y ($— and $0.17 per share, respectively)	—	(49,650,395)
Total distributions to shareowners	$ (64,897,888)	$ (356,680,266)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 530,015,308	$ 1,349,108,740
Reinvestment of distributions	53,880,091	297,228,295
Cost of shares repurchased	(874,696,410)	(1,633,660,142)
Net increase (decrease) in net assets resulting from Fund share transactions	$ (290,801,011)	$ 12,676,893
Net decrease in net assets	$ (193,875,248)	$ (976,663,934)
NET ASSETS:
Beginning of period	$3,756,158,078	$ 4,732,822,012
End of period	$3,562,282,830	$ 3,756,158,078
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23103

Statements of Changes in Net Assets (continued)
	Six Months Ended 3/31/23 Shares (unaudited)	Six Months Ended 3/31/23 Amount (unaudited)	Year Ended 9/30/22 Shares	Year Ended 9/30/22 Amount
Class A
Shares sold	5,153,350	$ 47,300,003	9,836,727	$ 101,540,735
Reinvestment of distributions	953,709	8,734,723	4,860,254	51,146,801
Less shares repurchased	(9,614,604)	(88,038,532)	(19,459,588)	(198,638,745)
Net decrease	(3,507,545)	$ (32,003,806)	(4,762,607)	$ (45,951,209)
Class C
Shares sold	357,770	$ 3,209,367	922,724	$ 9,348,912
Reinvestment of distributions	88,870	795,064	645,184	6,672,398
Less shares repurchased	(2,061,487)	(18,397,285)	(3,432,736)	(34,352,899)
Net decrease	(1,614,847)	$ (14,392,854)	(1,864,828)	$ (18,331,589)
Class K
Shares sold	4,890,525	$ 45,127,615	17,480,233	$ 179,760,809
Reinvestment of distributions	771,064	7,075,055	3,259,335	34,220,532
Less shares repurchased	(6,007,029)	(55,333,926)	(17,088,122)	(171,949,324)
Net increase (decrease)	(345,440)	$ (3,131,256)	3,651,446	$ 42,032,017
Class R
Shares sold	445,187	$ 4,157,225	970,206	$ 10,201,397
Reinvestment of distributions	97,378	907,531	548,039	5,887,344
Less shares repurchased	(935,656)	(8,754,182)	(2,850,715)	(30,333,453)
Net decrease	(393,091)	$ (3,689,426)	(1,332,470)	$ (14,244,712)
Class Y
Shares sold	46,888,748	$ 430,221,098	102,666,365	$ 1,048,256,887
Reinvestment of distributions	3,974,369	36,367,718	18,980,365	199,301,220
Less shares repurchased	(77,073,099)	(704,172,485)	(118,209,634)	(1,198,385,721)
Net increase (decrease)	(26,209,982)	$(237,583,669)	3,437,096	$ 49,172,386
The accompanying notes are an integral part of these financial statements.
104Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Financial Highlights
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18
Class A
Net asset value, beginning of period	$ 9.05	$ 11.38	$ 10.91	$ 10.89	$ 10.42	$ 10.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.35	$ 0.35	$ 0.38	$ 0.36	$ 0.35
Net realized and unrealized gain (loss) on investments	0.18	(1.86)	0.52	(0.02)	0.42	(0.42)
Net increase (decrease) from investment operations	$ 0.40	$ (1.51)	$ 0.87	$ 0.36	$ 0.78	$ (0.07)
Distributions to shareowners:
Net investment income	$ (0.15)	$ (0.12)	$ (0.40)	$ (0.34)	$ (0.27)	$ (0.31)
Net realized gain	—	(0.53)	—	—	—	—
Tax return of capital	—	(0.17)	—	—	(0.04)	(0.02)
Total distributions	$ (0.15)	$ (0.82)	$ (0.40)	$ (0.34)	$ (0.31)	$ (0.33)
Net increase (decrease) in net asset value	$ 0.25	$ (2.33)	$ 0.47	$ 0.02	$ 0.47	$ (0.40)
Net asset value, end of period	$ 9.30	$ 9.05	$ 11.38	$ 10.91	$ 10.89	$ 10.42
Total return (b)	4.48%(c)	(14.12)%	8.04%	3.44%	7.64%	(0.67)%
Ratio of net expenses to average net assets	1.07%(d)	1.01%	1.06%	1.06%	1.10%	1.03%
Ratio of net investment income (loss) to average net assets	4.93%(d)	3.44%	3.12%	3.59%	3.39%	3.28%
Portfolio turnover rate	23%(c)	56%	67%	69%	53%	44%
Net assets, end of period (in thousands)	$622,489	$637,356	$855,856	$799,974	$803,174	$861,517
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.11%(d)	1.03%	1.06%	1.06%	1.10%	1.03%
Net investment income (loss) to average net assets	4.89%(d)	3.42%	3.12%	3.59%	3.39%	3.28%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23105

Financial Highlights  (continued)
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18
Class C
Net asset value, beginning of period	$ 8.85	$ 11.14	$ 10.67	$ 10.66	$ 10.20	$ 10.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.28	$ 0.27	$ 0.30	$ 0.28	$ 0.27
Net realized and unrealized gain (loss) on investments	0.17	(1.82)	0.51	(0.02)	0.42	(0.41)
Net increase (decrease) from investment operations	$ 0.36	$ (1.54)	$ 0.78	$ 0.28	$ 0.70	$ (0.14)
Distributions to shareowners:
Net investment income	$ (0.12)	$ (0.05)	$ (0.31)	$ (0.27)	$ (0.20)	$ (0.23)
Net realized gain	—	(0.53)	—	—	—	—
Tax return of capital	—	(0.17)	—	—	(0.04)	(0.02)
Total distributions	$ (0.12)	$ (0.75)	$ (0.31)	$ (0.27)	$ (0.24)	$ (0.25)
Net increase (decrease) in net asset value	$ 0.24	$ (2.29)	$ 0.47	$ 0.01	$ 0.46	$ (0.39)
Net asset value, end of period	$ 9.09	$ 8.85	$ 11.14	$ 10.67	$ 10.66	$ 10.20
Total return (b)	4.09%(c)	(14.69)%	7.37%	2.67%	6.96%	(1.30)%
Ratio of net expenses to average net assets	1.72%(d)	1.66%	1.73%	1.73%	1.74%	1.69%
Ratio of net investment income (loss) to average net assets	4.27%(d)	2.77%	2.49%	2.89%	2.75%	2.62%
Portfolio turnover rate	23%(c)	56%	67%	69%	53%	44%
Net assets, end of period (in thousands)	$60,438	$73,112	$112,804	$185,623	$311,801	$466,033
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.77%(d)	1.68%	1.73%	1.73%	1.74%	1.69%
Net investment income (loss) to average net assets	4.22%(d)	2.75%	2.49%	2.89%	2.75%	2.62%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
106Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18
Class K
Net asset value, beginning of period	$ 9.07	$ 11.40	$ 10.92	$ 10.92	$ 10.44	$ 10.84
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.25	$ 0.40	$ 0.40	$ 0.43	$ 0.41	$ 0.39
Net realized and unrealized gain (loss) on investments	0.17	(1.87)	0.53	(0.04)	0.43	(0.41)
Net increase (decrease) from investment operations	$ 0.42	$ (1.47)	$ 0.93	$ 0.39	$ 0.84	$ (0.02)
Distributions to shareowners:
Net investment income	$ (0.17)	$ (0.16)	$ (0.45)	$ (0.39)	$ (0.32)	$ (0.36)
Net realized gain	—	(0.53)	—	—	—	—
Tax return of capital	—	(0.17)	—	—	(0.04)	(0.02)
Total distributions	$ (0.17)	$ (0.86)	$ (0.45)	$ (0.39)	$ (0.36)	$ (0.38)
Net increase (decrease) in net asset value	$ 0.25	$ (2.33)	$ 0.48	$ —	$ 0.48	$ (0.40)
Net asset value, end of period	$ 9.32	$ 9.07	$ 11.40	$ 10.92	$ 10.92	$ 10.44
Total return (b)	4.71%(c)	(13.73)%	8.58%	3.73%	8.19%	(0.23)%
Ratio of net expenses to average net assets	0.59%(d)	0.59%	0.63%	0.62%	0.63%	0.62%
Ratio of net investment income (loss) to average net assets	5.40%(d)	3.88%	3.55%	4.02%	3.86%	3.70%
Portfolio turnover rate	23%(c)	56%	67%	69%	53%	44%
Net assets, end of period (in thousands)	$411,168	$403,112	$465,149	$414,610	$402,042	$379,474
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.64%(d)	0.61%	0.63%	0.62%	0.63%	0.62%
Net investment income (loss) to average net assets	5.35%(d)	3.86%	3.55%	4.02%	3.86%	3.70%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23107

Financial Highlights  (continued)
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18
Class R
Net asset value, beginning of period	$ 9.21	$ 11.58	$ 11.09	$ 11.08	$ 10.59	$ 11.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.32	$ 0.33	$ 0.35	$ 0.33	$ 0.32
Net realized and unrealized gain (loss) on investments	0.19	(1.90)	0.52	(0.03)	0.44	(0.43)
Net increase (decrease) from investment operations	$ 0.40	$ (1.58)	$ 0.85	$ 0.32	$ 0.77	$ (0.11)
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.09)	$ (0.36)	$ (0.31)	$ (0.24)	$ (0.28)
Net realized gain	—	(0.53)	—	—	—	—
Tax return of capital	—	(0.17)	—	—	(0.04)	(0.02)
Total distributions	$ (0.14)	$ (0.79)	$ (0.36)	$ (0.31)	$ (0.28)	$ (0.30)
Net increase (decrease) in net asset value	$ 0.26	$ (2.37)	$ 0.49	$ 0.01	$ 0.49	$ (0.41)
Net asset value, end of period	$ 9.47	$ 9.21	$ 11.58	$ 11.09	$ 11.08	$ 10.59
Total return (b)	4.35%(c)	(14.46)%	7.77%	3.03%	7.43%	(1.02)%
Ratio of net expenses to average net assets	1.37%(d)	1.34%	1.37%	1.40%	1.39%	1.34%
Ratio of net investment income (loss) to average net assets	4.62%(d)	3.09%	2.83%	3.23%	3.10%	2.97%
Portfolio turnover rate	23%(c)	56%	67%	69%	53%	44%
Net assets, end of period (in thousands)	$60,668	$62,624	$94,136	$103,585	$131,214	$168,043
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.42%(d)	1.36%	1.37%	1.40%	1.39%	1.34%
Net investment income (loss) to average net assets	4.57%(d)	3.07%	2.83%	3.23%	3.10%	2.97%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
108Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18
Class Y
Net asset value, beginning of period	$ 9.05	$ 11.38	$ 10.91	$ 10.90	$ 10.42	$ 10.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.24	$ 0.39	$ 0.39	$ 0.42	$ 0.40	$ 0.38
Net realized and unrealized gain (loss) on investments	0.18	(1.87)	0.51	(0.03)	0.42	(0.42)
Net increase (decrease) from investment operations	$ 0.42	$ (1.48)	$ 0.90	$ 0.39	$ 0.82	$ (0.04)
Distributions to shareowners:
Net investment income	$ (0.17)	$ (0.15)	$ (0.43)	$ (0.38)	$ (0.30)	$ (0.34)
Net realized gain	—	(0.53)	—	—	—	—
Tax return of capital	—	(0.17)	—	—	(0.04)	(0.02)
Total distributions	$ (0.17)	$ (0.85)	$ (0.43)	$ (0.38)	$ (0.34)	$ (0.36)
Net increase (decrease) in net asset value	$ 0.25	$ (2.33)	$ 0.47	$ 0.01	$ 0.48	$ (0.40)
Net asset value, end of period	$ 9.30	$ 9.05	$ 11.38	$ 10.91	$ 10.90	$ 10.42
Total return (b)	4.67%(c)	(13.85)%	8.37%	3.71%	8.09%	(0.34)%
Ratio of net expenses to average net assets	0.69%(d)	0.69%	0.74%	0.74%	0.73%	0.72%
Ratio of net investment income (loss) to average net assets	5.31%(d)	3.77%	3.44%	3.91%	3.75%	3.60%
Portfolio turnover rate	23%(c)	56%	67%	69%	53%	44%
Net assets, end of period (in thousands)	$2,407,520	$2,579,954	$3,204,878	$2,896,168	$3,010,817	$3,208,774
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.73%(d)	0.71%	0.74%	0.74%	0.73%	0.72%
Net investment income (loss) to average net assets	5.27%(d)	3.75%	3.44%	3.91%	3.75%	3.60%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23109

Notes to Financial Statements  |  3/31/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Strategic Income Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (formerly known as Pioneer Strategic Income Fund), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.
The Fund offers ﬁve classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related
110Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR").
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23111

services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from
112Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23113

B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
114Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

D.	Federal Income Taxes
It is the Fund 's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of March 31, 2023, the Fund had accrued $104,234 in reserve for repatriation taxes related to capital gains.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23115

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$175,648,822
Long-term capital gains	108,702,546
Tax return of capital	72,328,898
Total	$ 356,680,266
The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2022:
2022
Distributable earnings/(losses):
Other book/tax temporary differences	$ (1,828,504)
Net unrealized depreciation	(648,101,567)
Qualified late year loss deferral	(57,461,970)
Total	$(707,392,041)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and credit default swaps, the mark to market on forward foreign currency exchange contracts, futures contracts, credit default swaps, interest on defaulted bonds.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $8,702 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
116Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23117

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults,
118Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23119

effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the
120Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23121

limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at March 31, 2023 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of
122Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23123

time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended March 31, 2023 was $3,687,319. Open purchased options at March 31, 2023 are listed in the Schedule of Investments.
K.	Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
124Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

The average market value of written options for the six months ended March 31, 2023 was $(874,734). Open written options contracts at March 31, 2023 are listed in the Schedule of Investments.
L.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the six months ended March 31, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended March 31, 2023 was $361,663,412 and $353,485,142 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at March 31, 2023 are listed in the Schedule of Investments.
M.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2023 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23125

Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of futures contracts long position and futures contracts short position during the six months ended March 31, 2023 were $630,668,406 and $146,099,697, respectively. Open futures contracts outstanding at March 31, 2023 are listed in the Schedule of Investments.
N.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default
126Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
The Fund may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23127

long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at March 31, 2023 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The average notional values of credit default swap contracts buy protection and credit default swap contracts sell protection open during the six months ended March 31, 2023 were $744,370,167 and $20,420,000, respectively. Open credit default swap contracts at March 31, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended March 31, 2023, the effective management fee (excluding waivers and/or reimbursements) was equivalent to 0.56% (annualized) of the Fund’s average daily net assets.
The Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than
128Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.59% and 0.69% of the average daily net assets attributable to Class K and Class Y shares, respectively. These expense limitations are in effect through February 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended are reflected on the Statement of Operations
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended March 31, 2023, the Fund paid $131,304 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At March 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $5,287 and a payable for administrative expenses of $115,617, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23129

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 28,776
Class C	6,052
Class K	6,234
Class R	1,166
Class Y	58,174
Total	$100,402
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y
130Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2023, CDSCs in the amount of $6,973 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2023, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23131

particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral  due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
132Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets (b)
Bank of America NA	$ —	$ —	$ —	$ —	$ —
Bank of New York Mellon Corp.	477,553	(477,553)	—	—	—
Citibank NA	1,839,783	(1,839,783)	—	—	—
Goldman Sachs & Co.	2,422,328	—	—	—	2,422,328
HSBC Bank USA NA	1,611,447	(1,611,447)	—	—	—
JPMorgan Chase Bank NA	172,256	(172,256)	—	—	—
Morgan Stanley & Co., LLC	—	—	—	—	—
State Street Bank & Trust Co.	225,510	(225,510)	—	—	—
Total	$6,748,877	$(4,326,549)	$—	$—	$2,422,328
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (c)
Bank of America NA	$ 230,167	$ —	$ —	$ —	$ 230,167
Bank of New York Mellon Corp.	893,853	(477,553)	—	—	416,300
Citibank NA	3,040,028	1,839,783	—	—	1,200,245
Goldman Sachs & Co.	—	—	—	—	—
HSBC Bank USA NA	1,936,549	(1,611,447)	—	—	325,102
JPMorgan Chase Bank NA	1,095,869	(172,256)	—	—	923,613
Morgan Stanley & Co., LLC	1,028,125	—	—	—	1,028,125
State Street Bank & Trust Co.	1,161,035	(225,510)	—	—	935,525
Total	$9,385,626	$(4,326,549)	$—	$—	$ 5,059,077
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23133

8.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
134Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets - Derivative Financial Instruments
Unrealized appreciation on futures contracts^	$11,807,741	$ —	$ —	$ —	$ —
Options contracts purchased*	—	—	2,649,030	—	—
Total Value	$11,807,741	$ —	$ 2,649,030	$—	$—
Liabilities - Derivative Financial Instruments
Net unrealized depreciation on forward foreign currency exchange contracts	—	—	4,380,943	—	—
Call options written	—	—	904,836	—	—
Swap contracts, at value	—	9,346,671	—	—	—
Total Value	$ —	$9,346,671	$5,285,779	$—	$—

^	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
*	Reflects the market value of purchased option contracts (see Note 1J). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23135

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (25,658,792)	$ —	$ —	$ —	$ —
Forward foreign currency exchange contracts	—	—	(8,655,091)	—	—
Options purchased*	—	—	(1,290,128)	—	—
Options written	—	—	1,290,128	—	—
Swap contracts	—	(40,834,149)	—	—	—
Total Value	$(25,658,792)	$ (40,834,149)	$ (8,655,091)	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ 33,823,887	$ —	$ —	$ —	$ —
Forward foreign currency exchange contracts	—	—	7,970,041	—	—
Options purchased**	—	—	(8,019,664)	—***	—
Options written	—	—	(1,276,993)	—	—
Swap contracts	—	(18,185,925)	—	—	—
Total Value	$ 33,823,887	$(18,185,925)	$(1,326,616)	$—	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1J). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statements of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.
***	Includes securities that are valued at $0.
9. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of March 31, 2023, the Fund had no unfunded loan commitments outstanding.
136Pioneer Strategic Income Fund | Semiannual Report | 3/31/23

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/23137

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19207-18-0523

Pioneer Emerging Markets Equity Fund
Semiannual Report  |  March 31, 2023

A: PEMEX	C: PEMNX	Y: PEMSX

visit us: www.amundi.com/us

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
May 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/233

Portfolio Management Discussion  |  3/31/23
In the following interview, portfolio managers Patrice Lemonnier and Mickaël Tricot discuss the investment environment for emerging markets equities and the performance of Pioneer Emerging Markets Equity Fund during the six-month period ended March 31, 2023. Mr. Lemonnier, Head of Emerging Markets Equity and a portfolio manager at Amundi, and Mr. Tricot, Head of Global Emerging Markets Equity and a portfolio manager at Amundi, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the six-month period ended March 31, 2023?
A	Pioneer Emerging Markets Equity Fund’s Class A shares returned 12.33% at net asset value over the six-month period ended March 31, 2023, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index*, returned 14.04%. During the same period, the average return of the 854 mutual funds in Morningstar’s Diversified Emerging Markets Funds category was 14.91%.
Q	How would you describe the investment backdrop for investors in emerging markets equities during the six-month period ended March 31, 2023?
A	Over the six-month period, emerging markets stocks produced solid gains and made back some of the ground they had lost during a protracted downturn from mid-2021 to October 2022. Several factors combined to spark a recovery in the asset class. First, investors grew more optimistic that developed-market central banks were nearing the end of their long series of interest-rate hikes. Emerging markets have typically been highly
*	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

sensitive to the policy direction of the US Federal Reserve (Fed) and other central banks, and so the improving outlook alleviated a key source of pressure for the investment category. Hopes for a shift in interest-rate trends also led to a reversal of the prolonged rally for the US dollar (USD). Not coincidentally, the October 2022 low for emerging markets equities occurred in tandem with the USD’s peak.
At the local level, China’s decision to end its extended “Zero-COVID” policy was a notable positive, given the country’s large weighting in the MSCI Emerging Markets Index (the MSCI Index). Monetary and fiscal stimulus accompanied the reopening of the nation’s economy, as did an apparent shift toward more pro-business policies by the government. The MSCI Index received another boost from strength in Taiwan and South Korea, as the economies of both countries rallied on hopes for a recovery in the global semiconductor cycle.
Q	What were the principal factors that affected the Fund’s benchmark-relative performance during the six-month period ended March 31, 2023?
A	In managing the portfolio, we start with a top-down evaluation of each country in the emerging markets. We view this as a critical step in our process, given the wide divergence in the economic fundamentals and return drivers for individual emerging markets countries. We then analyze the prospects for specific sectors in each country in an attempt to capture another layer of return potential. Finally, we drill down to what we think are the best company ideas in the countries and sectors in which we wish to invest the portfolio’s assets.
Of the three aspects to our approach, stock selection results contributed positively to the Fund’s relative performance over the six-month period, while country and sector allocation results detracted from relative returns. With regard to security selection, individual positions in the portfolio that aided the Fund’s relative performance for the period included Hong Kong-based e-commerce platform, Meituan, and Compagnie Financière Richemont, a Swiss luxury goods producer that generates a substantial portion of its revenues from China. Conversely, individual positions that detracted from the Fund’s relative returns for the period included Tencent Holdings and ICICI Bank.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/235

Country allocation results were the largest detractor from the Fund’s relative performance over the six-month period. At the country level, a portfolio overweight to India hurt relative performance, as did underweights to China and Taiwan. On the positive side, an overweight to South Korea and underweights to the Middle Eastern markets aided the Fund’s relative returns. The oil-sensitive countries of the Middle East, after performing very well in the first half of 2022, subsequently gave back some ground over the past six months, as easing supply pressures led to a downward trend in oil prices.
With regard to sector allocation, the Fund’s overweights to Chinese consumer discretionary and Taiwanese consumer staples stocks detracted from relative returns, as did an underweight to the Brazilian materials sector. On the other hand, portfolio overweights to the United Arab Emirates real estate and Chinese communication services sectors contributed positively to the Fund’s relative performance.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended March 31, 2023?
A	The Fund had no exposure to derivatives during the six-month period.
Q	What are some of the notable current overweights and underweights at the country and sector levels within the Fund’s portfolio as of March 31, 2023?
A	Chinese stocks represented the Fund’s leading country overweight versus the MSCI Index at the end of the period. The government has enacted supportive monetary and fiscal policies of late, and we think the Chinese economy’s reopening could gradually help consumption. However, we are keeping a close eye on both geopolitical tensions and weakness in the nation’s property market. South Korea was the second-largest overweight in the portfolio as of period-end. Competitive companies in promising industries, such as semiconductors, electric vehicle batteries, and health care have been driving the nation’s market. We have also seen a steady improvement in corporate governance, including a rising payout ratio to shareholders. The Fund is also overweight to Indonesia, where we expect policy shifts may improve the long-term growth prospects of the
6Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

country’s economy and make it a more attractive destination for investment. In addition, Indonesia features a solid fiscal picture, in our view, including low debt, a robust banking sector, and growing investment in the electric vehicle supply chain. Brazil represented another country overweight, but we have been limiting the extent of the portfolio’s Brazilian exposures until the country adopts what we feel is a more pragmatic economic policy. However, we believe both the currency and valuations in the country have remained attractive.
Conversely, Taiwan represented the Fund’s largest benchmark-relative underweight at the end of March. We think the country’s economic growth is likely to weaken as the positive effects of post-COVID reopening fade and investment potentially slows. We are cautious on the nation’s technology sector (which makes up the vast majority of its equity index), due to the continued potential for lower end-market demand. The Fund is also underweight to Saudi Arabia, based on valuation concerns, but we think the country potentially offers above-average dividend yields** and latitude for stronger economic growth in the wake of structural reforms. We have maintained a selective approach to investing in Saudi Arabia, with a focus on stocks in the banking, materials, and consumer sectors. (Dividend yield is a financial ratio ‒ expressed as a percentage ‒ that shows how much a company pays out in dividends each year, relative to its stock price.) Other notable portfolio underweights as of period-end included Mexico, which could be pressured by the combination of slower economic growth in the US, elevated valuations, and unfavorable government policy, and Malaysia, where we see the likelihood of weaker economic growth as well as a lack of bottom-up opportunities.
With respect to sectors, real estate was the Fund’s largest overweight versus the benchmark as of period-end, based on the potentially above-average yields currently offered, as well as compelling valuations and the potential for companies in the sector to benefit from an economic recovery. We have remained focused on countries where real estate companies are, in our view, likely to have the most pricing power, including Indonesia, India, and China. The consumer discretionary sector represents
**	Dividends are not guaranteed.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/237

another notable portfolio overweight. Within that sector, we prefer to invest in companies within the consumer durables and retail industries. In addition, we like the current opportunities available in the media and communications industries. The Fund also had a small overweight to utilities as of March 31, 2023.
The Fund’s largest underweights versus the MSCI Index as of period-end were to the commodity-related sectors (energy and materials), as well as to financials, where we saw potential headwinds from slower loan growth and weaker asset quality.
Q	How would you characterize investment conditions at the end of March 2023?
A	We continue to have a constructive view on emerging markets equities. We believe countries within the asset class offer healthy fundamentals following years of economic adjustment and capital-expenditure discipline. Emerging markets equities have remained among the least expensive asset classes, in our view, and we believe favorable liquidity conditions could be an additional source of support. Not least, we believe growth potential in the emerging markets has remained higher than in the developed markets, with room for the gap to widen in 2023. In our view, this factor could feed through into stronger profit growth. We believe those factors have helped create a fertile environment for our disciplined, multi-faceted investment approach in managing the Fund.
8Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

Please refer to the Schedule of Investments on pages 17-26 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.
The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Investing in other investment companies, including exchange traded funds (ETFs), subjects the Fund to the risks of investing in the underlying securities or assets held by those funds.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/239

Portfolio Summary  |  3/31/23
Sector Distribution

(As a percentage of total investments)*
Geographical Distribution

(As a percentage of total investments based on country of domicile)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Taiwan Semiconductor Manufacturing Co., Ltd., (A.D.R.)	7.29%
2.	Tencent Holdings, Ltd.	5.94
3.	Samsung Electronics Co., Ltd.	3.44
4.	Alibaba Group Holding, Ltd., (A.D.R.)	3.32
5.	Samsung Electronics Co., Ltd.	2.48
6.	Housing Development Finance Corp., Ltd.	1.90
7.	Samsonite International S.A. (144A)	1.58
8.	Bank Central Asia Tbk PT	1.49
9.	Meituan, Class B (144A)	1.41
10.	Naspers, Ltd., Class N	1.28

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

Prices and Distributions  |  3/31/23
Net Asset Value per Share
Class	3/31/23	9/30/22
A	$10.18	$9.41
C	$10.15	$9.35
Y	$10.18	$9.43

Distributions per Share: 10/1/22 - 3/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.3745	$—	$—
C	$0.2971	$—	$—
Y	$0.4064	$—	$—
Index Definitions
The Morgan Stanley Capital International (MSCI) Emerging Markets NR Index measures the free-ﬂoat weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free ﬂoat-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12- 14.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2311

Performance Update | 3/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Equity Fund at public offering price  during the periods shown, compared to that of the MSCI Emerging Markets NR Index.*
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	MSCI Emerging Markets NR Index
Life-of-Class (10/2/19)	3.09%	1.36%	2.06%
1 Year	-10.11	-15.30	-10.70
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
2.51%	1.05%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reﬂects the contractual expense limitation currently in effect through February 1, 2024 for Class A shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class A shares shown in the graph above is from the inception of Class A shares on 10/2/19 through 3/31/23. Index information shown in the graph above is from 10/31/19 through 3/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

Performance Update | 3/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Equity Fund during the periods shown, compared to that of the MSCI Emerging Markets NR Index.*
Average Annual Total Returns (As of March 31, 2023)
Period	If Held	If Redeemed	MSCI Emerging Markets NR Index
Life-of-Class (10/2/19)	2.35%	2.35%	2.06%
1 Year	-10.83	-11.70	-10.70
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
3.22%	1.80%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the Life-of-Class period.  All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reﬂects the contractual expense limitation currently in effect through February 1, 2024 for Class C shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class C shares shown in the graph above is from the inception of Class C shares on 10/2/19 through 3/31/23. Index information shown in the graph above is from 10/31/19 through 3/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2313

Performance Update | 3/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Equity Fund during the periods shown, compared to that of the MSCI Emerging Markets NR Index.*
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	MSCI Emerging Markets NR Index
Life-of-Class (10/2/19)	3.38%	2.06%
1 Year	-9.90	-10.70
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
2.21%	0.75%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through February 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 10/2/19 through 3/31/23. Index information shown in the graph above is from 10/31/19 through 3/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund
Based on actual returns from October 1, 2022 through March 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,123.30	$1,118.60	$1,124.50
Expenses Paid During Period*	$5.93	$9.67	$4.34

*	Expenses are equal to the Fund’s annualized expense ratio of 1.12%, 1.83%, and 0.82% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the partial year period).
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2315

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2022 through March 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,019.35	$1,015.81	$1,020.84
Expenses Paid During Period*	$5.64	$9.20	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio of 1.12%, 1.83%, and 0.82% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the partial year period).
16Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

Schedule of Investments  |  3/31/23
(unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 95.9%
	Common Stocks — 92.5% of Net Assets
	Automobiles — 0.1%
4,000	Brilliance China Automotive Holdings, Ltd.	$ 1,756
540	Eicher Motors, Ltd.	19,400
	Total Automobiles	$21,156

	Banks — 11.1%
13,091	Abu Dhabi Islamic Bank PJSC	$ 35,586
29,638(a)	Alpha Services and Holdings S.A.	36,379
11,264	Axis Bank, Ltd.	117,864
17,864	Banco Bradesco S.A. (A.D.R.)	46,804
12,586	Banco do Brasil S.A.	97,118
325,900	Bank Central Asia Tbk PT	190,423
176,400	Bank Negara Indonesia Persero Tbk PT	110,361
24,000	China Merchants Bank Co., Ltd., Class H	122,284
49,000	CIMB Group Holdings Bhd	59,021
1,155	Erste Group Bank AG	38,204
8,500	Grupo Financiero Banorte S.A.B de CV, Class O	71,651
3,415	Hana Financial Group, Inc.	107,387
1,778	HDFC Bank, Ltd. (A.D.R.)	118,539
1,010	ICICI Bank, Ltd. (A.D.R.)	21,796
8,689	ICICI Bank, Ltd.	93,183
8,600	Kasikornbank PCL	33,408
874	Komercni Banka AS	28,983
3,033	Nedbank Group, Ltd.	36,949
8,985	Saudi National Bank	110,067
22,335(a)(b) +#	Sberbank of Russia PJSC	3,099
	Total Banks	$1,479,106

	Beverages — 2.7%
3,420	Embotelladora Andina S.A. (A.D.R.)	$ 53,181
641	Fomento Economico Mexicano S.A.B de CV (A.D.R.)	61,017
3,833	Fomento Economico Mexicano S.A.B de CV	36,543
213,200	Thai Beverage PCL	101,060
10,000	Tsingtao Brewery Co., Ltd., Class H	109,216
	Total Beverages	$361,017

	Biotechnology — 0.5%
4,300(a)	BeiGene, Ltd.	$ 71,079
	Total Biotechnology	$71,079

	Broadline Retail — 7.2%
4,137(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 422,719
10,100(a)	Alibaba Group Holding, Ltd.	128,449
3,123	JD.com, Inc. (A.D.R.)	137,068
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2317

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Shares		Value
	Broadline Retail — (continued)
2,964	JD.com, Inc., Class A	$ 64,961
884	Naspers, Ltd., Class N	162,788
12,207	Woolworths Holdings, Ltd.	43,823
	Total Broadline Retail	$959,808

	Building Products — 0.5%
36,000	Xinyi Glass Holdings, Ltd.	$ 64,387
	Total Building Products	$64,387

	Capital Markets — 0.4%
24,600	B3 S.A. - Brasil Bolsa Balcao	$ 50,234
	Total Capital Markets	$50,234

	Chemicals — 2.5%
99,074	Fertiglobe Plc	$ 108,006
15,500	Hangzhou Oxygen Plant Group Co., Ltd., Class A	75,100
210	LG Chem, Ltd.	115,965
853	OCI NV	28,956
	Total Chemicals	$328,027

	Construction & Engineering — 1.3%
4,379	Larsen & Toubro, Ltd.	$ 115,394
2,301(a)	Samsung Engineering Co., Ltd.	56,383
	Total Construction & Engineering	$171,777

	Construction Materials — 0.4%
2,618	Grasim Industries, Ltd.	$ 52,086
	Total Construction Materials	$52,086

	Consumer Staples Distribution & Retail — 1.2%
15,800	Atacadao S.A.	$ 38,624
48,400	CP All PCL	88,109
461	E-MART, Inc.	37,502
	Total Consumer Staples Distribution & Retail	$164,235

	Diversified Consumer Services — 1.1%
45,000	China Education Group Holdings, Ltd.	$ 43,568
2,600(a)	New Oriental Education & Technology Group, Inc. (A.D.R.)	100,386
	Total Diversified Consumer Services	$143,954

	Diversified Telecommunication Services — 1.1%
40,800	Singapore Telecommunications, Ltd.	$ 75,604
241,400	Telkom Indonesia Persero Tbk PT	65,446
	Total Diversified Telecommunication Services	$141,050

The accompanying notes are an integral part of these financial statements.
18Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

Shares		Value
	Electric Utilities — 1.5%
18,201	Enel Chile S.A. (A.D.R.)	$ 49,143
53,997	Power Grid Corp. of India, Ltd.	148,369
	Total Electric Utilities	$197,512

	Electrical Equipment — 0.4%
12,700	Zhuzhou CRRC Times Electric Co., Ltd.	$ 55,369
	Total Electrical Equipment	$55,369

	Electronic Equipment, Instruments & Components — 2.5%
14,000	Delta Electronics, Inc.	$ 139,054
36,000	Hon Hai Precision Industry Co., Ltd.	123,494
644	Samsung Electro-Mechanics Co., Ltd.	76,132
	Total Electronic Equipment, Instruments & Components	$338,680

	Entertainment — 1.1%
1,635	NetEase, Inc. (A.D.R.)	$ 144,599
	Total Entertainment	$144,599

	Financial Services — 2.3%
8,820	Chailease Holding Co., Ltd.	$ 65,258
7,550	Housing Development Finance Corp., Ltd.	241,918
	Total Financial Services	$307,176

	Food Products — 2.0%
3,835	Almarai Co. JSC	$ 57,740
12,633	JBS S.A.	44,491
26,000	Tingyi Cayman Islands Holding Corp.	43,447
49,000	Uni-President Enterprises Corp.	116,071
	Total Food Products	$261,749

	Ground Transportation — 0.3%
4,500	Localiza Rent a Car S.A.	$ 47,411
	Total Ground Transportation	$47,411

	Health Care Providers & Services — 0.7%
1,696	Apollo Hospitals Enterprise, Ltd.	$ 89,156
	Total Health Care Providers & Services	$89,156

	Hotels, Restaurants & Leisure — 3.7%
2,217	Kangwon Land, Inc.	$ 34,070
1,544(a)	MakeMyTrip, Ltd.	37,782
9,920(a)	Meituan, Class B (144A)	180,183
3,959(a)	Trip.com Group, Ltd. (A.D.R.)	149,135
1,438	Yum China Holdings, Inc.	91,155
	Total Hotels, Restaurants & Leisure	$492,325

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2319

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Shares		Value
	Household Durables — 1.2%
2,082	Coway Co., Ltd.	$ 84,167
7,500	Ez Tec Empreendimentos e Participacoes S.A.	18,023
7,200	Midea Group Co., Ltd., Class A	56,538
	Total Household Durables	$158,728

	Independent Power and Renewable Electricity Producers — 0.7%
50,000	China Longyuan Power Group Corp., Ltd., Class H	$ 57,252
106,000	Xinyi Energy Holdings, Ltd.	31,942
	Total Independent Power and Renewable Electricity Producers	$89,194

	Industrial Conglomerates — 0.9%
3,138	Bidvest Group, Ltd.	$ 44,754
400	LG Corp.	25,501
551	Samsung C&T Corp.	46,015
	Total Industrial Conglomerates	$116,270

	Insurance — 3.3%
11,800	AIA Group, Ltd.	$ 123,987
29,500	Caixa Seguridade Participacoes S/A	51,219
38,000	China Life Insurance Co., Ltd., Class H	62,592
12,244	HDFC Life Insurance Co., Ltd. (144A)	74,517
19,000	Ping An Insurance Group Co. of China, Ltd., Class H	123,146
	Total Insurance	$435,461

	Interactive Media & Services — 5.7%
15,500	Tencent Holdings, Ltd.	$ 757,382
	Total Interactive Media & Services	$757,382

	IT Services — 1.8%
38,000	Chinasoft International, Ltd.	$ 23,901
5,220	HCL Technologies, Ltd.	69,245
4,422	Infosys, Ltd. (A.D.R.)	77,120
3,678	Infosys, Ltd.	64,222
	Total IT Services	$234,488

	Machinery — 0.9%
14,475	Iochpe Maxion S.A.	$ 34,271
39,000	Weichai Power Co., Ltd., Class H	62,901
38,800	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	20,428
	Total Machinery	$117,600

	Metals & Mining — 2.9%
5,576	AngloGold Ashanti, Ltd.	$ 135,126
The accompanying notes are an integral part of these financial statements.
20Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

Shares		Value
	Metals & Mining — (continued)
12,954	Grupo Mexico S.A.B de CV, Class B	$ 61,341
21,273	Hindalco Industries, Ltd.	105,428
98	Korea Zinc Co., Ltd.	41,816
80 +#	MMC Norilsk Nickel PJSC	773
2,456(a)	Saudi Arabian Mining Co.	42,037
48,470(a)(b) +#	United Co. RUSAL International PJSC	1,257
	Total Metals & Mining	$387,778

	Oil, Gas & Consumable Fuels — 0.7%
2,310 +#	Gazprom PJSC	$ 252
14,254 +#	Gazprom PJSC	1,558
1,309 +#	LUKOIL PJSC	3,674
600	Petroleo Brasileiro S.A.	3,136
4,224	Saudi Arabian Oil Co. (144A)	36,387
30 +#	Surgutneftegas PJSC	1
2,275(a)	Vista Oil & Gas S.A.B de CV (A.D.R.)	45,022
	Total Oil, Gas & Consumable Fuels	$90,030

	Paper & Forest Products — 0.3%
4,400	Suzano S.A.	$ 36,114
	Total Paper & Forest Products	$36,114

	Pharmaceuticals — 0.3%
3,449	Cipla, Ltd.	$ 37,812
	Total Pharmaceuticals	$37,812

	Real Estate Management & Development — 7.4%
103,674	Aldar Properties PJSC	$ 131,520
7,931	Aliansce Sonae Shopping Centers S.A.	27,540
81,800	Ayala Land, Inc.	39,936
28,600	Capitaland Investment, Ltd.	79,501
22,500	China Overseas Land & Investment, Ltd.	54,495
30,000	China Resources Land, Ltd.	137,472
601,300	Ciputra Development Tbk PT	39,916
9,400	City Developments, Ltd.	52,214
13,200	Corp. Inmobiliaria Vesta S.A.B de CV	41,483
9,167	DLF, Ltd.	39,935
55,360	Emaar Properties PJSC	84,463
34,000	Greentown Service Group Co., Ltd.	21,324
38,000	Hang Lung Properties, Ltd.	71,239
17,500	Longfor Group Holdings, Ltd. (144A)	49,269
5,000	Sun Hung Kai Properties, Ltd.	70,325
15,200	Swire Properties, Ltd.	39,262
	Total Real Estate Management & Development	$979,894

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2321

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Shares		Value
	Semiconductors & Semiconductor Equipment — 8.6%
2,125	SK Hynix, Inc.	$ 146,563
9,986	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	928,898
56,000	Xinyi Solar Holdings, Ltd.	67,221
	Total Semiconductors & Semiconductor Equipment	$1,142,682

	Specialty Retail — 1.6%
83,000	China Yongda Automobiles Services Holdings, Ltd.	$ 59,229
14,015(a) +#	Detsky Mir PJSC (144A)	641
125,000	Topsports International Holdings, Ltd. (144A)	113,415
13,800	Vibra Energia S.A.	39,234
	Total Specialty Retail	$212,519

	Technology Hardware, Storage & Peripherals — 3.7%
8,839	Samsung Electronics Co., Ltd.	$ 438,311
47	Samsung Electronics Co., Ltd. (G.D.R.) (144A)	58,101
	Total Technology Hardware, Storage & Peripherals	$496,412

	Textiles, Apparel & Luxury Goods — 5.2%
10,022	Cie Financiere Richemont S.A.	$ 160,113
3,541	Fila Holdings Corp.	99,731
5,000	Li Ning Co., Ltd.	39,411
65,700(a)	Samsonite International S.A. (144A)	201,933
4,400	Shenzhou International Group Holdings, Ltd.	45,950
116,000	Xtep International Holdings, Ltd.	148,490
	Total Textiles, Apparel & Luxury Goods	$695,628

	Water Utilities — 1.1%
7,490	Cia de Saneamento Basico do Estado de Sao Paulo (A.D.R.)	$ 74,975
66,000	Guangdong Investment, Ltd.	67,667
	Total Water Utilities	$142,642

	Wireless Telecommunication Services — 1.6%
9,415	Bharti Airtel, Ltd.	$ 85,919
21,000	Far EasTone Telecommunications Co., Ltd.	51,955
2,207	SK Telecom Co., Ltd.	82,056
	Total Wireless Telecommunication Services	$219,930

	Total Common Stocks (Cost $11,355,689)	$12,292,457

	Preferred Stock — 3.4% of Net Assets
	Banks — 0.7%
13,131(c)	Banco Bradesco S.A.	$ 34,120
32,700(c)	Itausa S.A.	53,033
21,762(a)(c) +#	Sberbank of Russia PJSC	3,014
The accompanying notes are an integral part of these financial statements.
22Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

Shares		Value
	Banks — (continued)
	Total Banks	$90,167

	Metals & Mining — 0.1%
2,298(c)	Bradespar S.A.	$ 12,160
	Total Metals & Mining	$12,160

	Oil, Gas & Consumable Fuels — 0.3%
7,900(c)	Petroleo Brasileiro S.A.	$ 36,551
	Total Oil, Gas & Consumable Fuels	$36,551

	Technology Hardware, Storage & Peripherals — 2.3%
7,558(c)	Samsung Electronics Co., Ltd.	$ 315,609
	Total Technology Hardware, Storage & Peripherals	$315,609

	Total Preferred Stock (Cost $525,817)	$454,487

	Right/Warrant — 0.0%† of Net Assets
	Ground Transportation — 0.0%†
BRL 20(a)	Localiza Rent a Car S.A.,	$ 52
	Total Ground Transportation	$52

	Total Right/Warrant (Cost $—)	$52

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 95.9% (Cost $11,881,506)	$12,746,996
	OTHER ASSETS AND LIABILITIES — 4.1%	$ 544,475
	net assets — 100.0%	$13,291,471

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2023, the value of these securities amounted to $655,704, or 4.9% of net assets.
(a)	Non-income producing security.
(b)	Security is in default.
(c)	Issued as preference shares.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2323

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Restricted Securities	Acquisition date	Cost	Value
Detsky Mir PJSC	10/1/2019	$20,368	$ 641
Gazprom PJSC	10/1/2019	45,761	1,558
Gazprom PJSC	11/16/2020	5,453	252
LUKOIL PJSC	9/15/2020	96,414	3,674
MMC Norilsk Nickel PJSC	10/1/2019	20,493	773
Sberbank of Russia PJSC	10/1/2019	71,103	3,099
Sberbank of Russia PJSC	9/15/2020	67,203	3,014
Surgutneftegas PJSC	10/1/2019	17	1
United Co. RUSAL International PJSC	3/29/2021	30,782	1,257
Total Restricted Securities			$14,269
% of Net assets			0.1%
Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:
China	28.0%
South Korea	13.9%
India	12.6%
Taiwan	11.2%
Brazil	5.8%
Hong Kong	5.3%
South Africa	3.3%
Indonesia	3.2%
United Arab Emirates	2.8%
Mexico	2.5%
United States	2.1%
Saudi Arabia	1.9%
Thailand	1.8%
Singapore	1.6%
Switzerland	1.3%
Other (individually less than 1%)	2.7%
100.0%
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
BRL	— Brazil Real
Purchases and sales of securities (excluding short-term investments) for the six months ended March 31, 2023, aggregated $4,283,824 and $3,675,748, respectively.
The accompanying notes are an integral part of these financial statements.
24Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

At March 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $12,203,346 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 2,151,229
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,607,579)
Net unrealized appreciation	$ 543,650
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of March 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$ —	$ 21,156	$ —	$ 21,156
Banks	355,908	1,120,099	3,099	1,479,106
Beverages	150,741	210,276	—	361,017
Biotechnology	—	71,079	—	71,079
Broadline Retail	559,787	400,021	—	959,808
Building Products	—	64,387	—	64,387
Capital Markets	50,234	—	—	50,234
Chemicals	—	328,027	—	328,027
Construction & Engineering	—	171,777	—	171,777
Construction Materials	—	52,086	—	52,086
Consumer Staples Distribution & Retail	38,624	125,611	—	164,235
Diversified Consumer Services	100,386	43,568	—	143,954
Diversified Telecommunication Services	—	141,050	—	141,050
Electric Utilities	49,143	148,369	—	197,512
Electrical Equipment	—	55,369	—	55,369
Electronic Equipment, Instruments & Components	—	338,680	—	338,680
Entertainment	144,599	—	—	144,599
Financial Services	—	307,176	—	307,176
Food Products	44,491	217,258	—	261,749
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2325

Schedule of Investments  |  3/31/23
(unaudited) (continued)
	Level 1	Level 2	Level 3	Total
Ground Transportation	$ 47,411	$ —	$ —	$ 47,411
Health Care Providers & Services	—	89,156	—	89,156
Hotels, Restaurants & Leisure	278,072	214,253	—	492,325
Household Durables	18,023	140,705	—	158,728
Independent Power and Renewable Electricity Producers	—	89,194	—	89,194
Industrial Conglomerates	—	116,270	—	116,270
Insurance	51,219	384,242	—	435,461
Interactive Media & Services	—	757,382	—	757,382
IT Services	77,120	157,368	—	234,488
Machinery	34,271	83,329	—	117,600
Metals & Mining	61,341	324,407	2,030	387,778
Oil, Gas & Consumable Fuels	48,158	36,387	5,485	90,030
Paper & Forest Products	36,114	—	—	36,114
Pharmaceuticals	—	37,812	—	37,812
Real Estate Management & Development	69,023	910,871	—	979,894
Semiconductors & Semiconductor Equipment	928,898	213,784	—	1,142,682
Specialty Retail	39,234	172,644	641	212,519
Technology Hardware, Storage & Peripherals	—	496,412	—	496,412
Textiles, Apparel & Luxury Goods	—	695,628	—	695,628
Water Utilities	74,975	67,667	—	142,642
Wireless Telecommunication Services	—	219,930	—	219,930
Preferred Stock
Banks	87,153	—	3,014	90,167
Technology Hardware, Storage & Peripherals	—	315,609	—	315,609
All Other Preferred Stock	48,711	—	—	48,711
Right/Warrant	52	—	—	52
Total Investments in Securities	$3,393,688	$ 9,339,039	$14,269	$12,746,996
During the six months ended March 31, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
26Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

Statement of Assets and Liabilities  |  3/31/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $11,881,506)	$12,746,996
Cash	330,830
Foreign currencies, at value (cost $208,758)	210,235
Receivables —
Investment securities sold	30,096
Fund shares sold	2,205
Dividends	53,137
Interest	532
Due from the Adviser	1,319
Other assets	19,293
Total assets	$13,394,643
LIABILITIES:
Payables —
Fund shares repurchased	$ 2,205
Trustees' fees	45
Professional fees	44,144
Transfer agent fees	232
Printing expense	9,138
Reserve for repatriation taxes	41,225
Management fees	665
Administrative expenses	3,329
Distribution fees	401
Accrued expenses	1,788
Total liabilities	$ 103,172
NET ASSETS:
Paid-in capital	$13,472,990
Distributable earnings (loss)	(181,519)
Net assets	$13,291,471
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $4,681,196/460,052 shares)	$ 10.18
Class C (based on $3,684,401/362,968 shares)	$ 10.15
Class Y (based on $4,925,874/483,784 shares)	$ 10.18
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.18 net asset value per share/100%-5.75% maximum sales charge)	$ 10.80
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23 27

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 3/31/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $15,939)	$ 161,327
Total Investment Income		$ 161,327
EXPENSES:
Management fees	$ 42,646
Administrative expenses	14,729
Transfer agent fees
Class A	499
Class C	60
Class Y	21
Distribution fees
Class A	5,749
Class C	17,713
Shareowner communications expense	793
Custodian fees	239
Registration fees	22,245
Professional fees	88,918
Printing expense	15,162
Officers' and Trustees' fees	4,071
Miscellaneous	1,081
Total expenses		$ 213,926
Less fees waived and expenses reimbursed by the Adviser		(136,142)
Net expenses		$ 77,784
Net investment income		$ 83,543
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of ($(13,746))	$ (303,080)
Other assets and liabilities denominated in foreign currencies	2,433	$ (300,647)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $(9,231))	$1,617,237
Other assets and liabilities denominated in foreign currencies	14,753	$1,631,990
Net realized and unrealized gain (loss) on investments		$1,331,343
Net increase in net assets resulting from operations		$1,414,886
The accompanying notes are an integral part of these financial statements.
28Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

Statements of Changes in Net Assets
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22
FROM OPERATIONS:
Net investment income (loss)	$ 83,543	$ 338,423
Net realized gain (loss) on investments	(300,647)	(274,979)
Change in net unrealized appreciation (depreciation) on investments	1,631,990	(4,297,545)
Net increase (decrease) in net assets resulting from operations	$ 1,414,886	$ (4,234,101)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.37 and $0.46 per share, respectively)	$ (164,070)	$ (202,398)
Class C ($0.30 and $0.36 per share, respectively)	(104,237)	(125,905)
Class Y ($0.41 and $0.50 per share, respectively)	(188,728)	(224,571)
Total distributions to shareowners	$ (457,035)	$ (552,874)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 530,818	$ 285,574
Reinvestment of distributions	457,035	552,834
Cost of shares repurchased	(441,253)	(818,187)
Net increase in net assets resulting from Fund share transactions	$ 546,600	$ 20,221
Net increase (decrease) in net assets	$ 1,504,451	$ (4,766,754)
NET ASSETS:
Beginning of period	$11,787,020	$16,553,774
End of period	$13,291,471	$ 11,787,020
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2329

Statements of Changes in Net Assets (continued)
	Six Months Ended 3/31/23 Shares (unaudited)	Six Months Ended 3/31/23 Amount (unaudited)	Year Ended 9/30/22 Shares	Year Ended 9/30/22 Amount
Class A
Shares sold	47,255	$ 504,590	19,336	$ 239,458
Reinvestment of distributions	16,810	164,070	16,084	202,358
Less shares repurchased	(43,280)	(434,270)	(53,311)	(612,793)
Net increase (decrease)	20,785	$ 234,390	(17,891)	$(170,977)
Class C
Shares sold	2,080	$ 20,452	3,680	$ 43,560
Reinvestment of distributions	10,691	104,237	10,041	125,905
Less shares repurchased	(213)	(2,129)	(11,418)	(200,519)
Net increase (decrease)	12,558	$ 122,560	2,303	$ (31,054)
Class Y
Shares sold	540	$ 5,776	214	$ 2,556
Reinvestment of distributions	19,357	188,728	17,841	224,571
Less shares repurchased	(464)	(4,854)	(461)	(4,875)
Net increase	19,433	$ 189,650	17,594	$ 222,252
The accompanying notes are an integral part of these financial statements.
30Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

Financial Highlights
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	Year Ended 9/30/21	10/2/19* to 9/30/20
Class A
Net asset value, beginning of period	$ 9.41	$ 13.24	$11.08	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ 0.28	$ 0.14	$ 0.07
Net realized and unrealized gain (loss) on investments	1.07	(3.65)	2.13	1.07
Net increase (decrease) from investment operations	$ 1.14	$ (3.37)	$ 2.27	$ 1.14
Distributions to shareowners:
Net investment income	$ (0.37)	$ (0.31)	$ (0.11)	$ (0.06)
Net realized gain	—	(0.15)	—	—
Total distributions	$ (0.37)	$ (0.46)	$ (0.11)	$ (0.06)
Net increase (decrease) in net asset value	$ 0.77	$ (3.83)	$ 2.16	$ (1.08)
Net asset value, end of period	$10.18	$ 9.41	$13.24	$11.08
Total return (b)	12.33%(c)	(26.28)%	20.55%	11.43%(c)
Ratio of net expenses to average net assets	1.12%(d)	1.29%	1.30%	1.28%(d)
Ratio of net investment income (loss) to average net assets	1.37%(d)	2.37%	1.05%	0.72%(d)
Portfolio turnover rate	30%(c)	41%	37%	61%(c)
Net assets, end of period (in thousands)	$4,681	$ 4,133	$6,053	$4,232
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	3.23%(d)	2.71%	3.60%	4.45%(d)
Net investment income (loss) to average net assets	(0.74)%(d)	0.95%	(1.25)%	(2.45)%(d)
*	Class A commenced operations on October 2, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2331

Financial Highlights  (continued)
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	Year Ended 9/30/21	10/2/19* to 9/30/20
Class C
Net asset value, beginning of period	$ 9.35	$ 13.14	$11.02	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.03	$ 0.20	$ 0.04	$ (0.00)(b)
Net realized and unrealized gain (loss) on investments	1.07	(3.63)	2.13	1.06
Net increase (decrease) from investment operations	$ 1.10	$ (3.43)	$ 2.17	$ 1.06
Distributions to shareowners:
Net investment income	$ (0.30)	$ (0.21)	$ (0.05)	$ (0.04)
Net realized gain	—	(0.15)	—	—
Total distributions	$ (0.30)	$ (0.36)	$ (0.05)	$ (0.04)
Net increase (decrease) in net asset value	$ 0.80	$ (3.79)	$ 2.12	$ 1.02
Net asset value, end of period	$10.15	$ 9.35	$13.14	$11.02
Total return (c)	11.86%(d)	(26.79)%	19.68%	10.66%(d)
Ratio of net expenses to average net assets	1.83%(e)	2.00%	2.01%	2.01%(e)
Ratio of net investment income (loss) to average net assets	0.68%(e)	1.70%	0.30%	(0.02)%(e)
Portfolio turnover rate	30%(d)	41%	37%	61%(d)
Net assets, end of period (in thousands)	$3,684	$ 3,275	$4,574	$3,689
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	3.94%(e)	3.42%	4.30%	5.17%(e)
Net investment income (loss) to average net assets	(1.43)%(e)	0.28%	(1.99)%	(3.18)%(e)
*	Class C commenced operations on October 2, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
32Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	Year Ended 9/30/21	10/2/19* to 9/30/20
Class Y
Net asset value, beginning of period	$ 9.43	$ 13.27	$11.10	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.32	$ 0.18	$ 0.10
Net realized and unrealized gain (loss) on investments	1.08	(3.66)	2.15	1.07
Net increase (decrease) from investment operations	$ 1.16	$ (3.34)	$ 2.33	$ 1.17
Distributions to shareowners:
Net investment income	$ (0.41)	$ (0.35)	$ (0.16)	$ (0.07)
Net realized gain	—	(0.15)	—	—
Total distributions	$ (0.41)	$ (0.50)	$ (0.16)	$ (0.07)
Net increase (decrease) in net asset value	$ 0.75	$ (3.84)	$ 2.17	$ 1.10
Net asset value, end of period	$10.18	$ 9.43	$13.27	$11.10
Total return (b)	12.45%(c)	(26.10)%	21.00%	11.72%(c)
Ratio of net expenses to average net assets	0.82%(d)	0.99%	0.99%	0.99%(d)
Ratio of net investment income (loss) to average net assets	1.69%(d)	2.70%	1.30%	0.99%(d)
Portfolio turnover rate	30%(c)	41%	37%	61%(c)
Net assets, end of period (in thousands)	$4,926	$ 4,379	$5,927	$4,893
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.94%(d)	2.41%	3.29%	4.16%(d)
Net investment income (loss) to average net assets	(0.43)%(d)	1.28%	(1.00)%	(2.18)%(d)
*	Class Y commenced operations on October 2, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2333

Notes to Financial Statements  |  3/31/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Emerging Markets Equity Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C and Class Y commenced operations on October 2, 2019. Class K has not yet commenced operations. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other
34Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange,
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2335

prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Adviser, the Fund's valuation designee, uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. These recommendations are applied in accordance with the Adviser's (the valuation designee's) valuation procedures.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples
36Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund 's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2337

any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of March 31, 2023, the Fund had accrued $41,225 in reserve for repatriation taxes related to capital gains.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$430,964
Long-term capital gains	121,910
Total	$552,874
The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 310,607
Capital loss carryforward	(385,621)
Net unrealized depreciation	(1,064,356)
Total	$(1,139,370)
38Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to passive foreign investment companies.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $174 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2339

Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund
40Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Fund invests at least 80% of its net assets in the equity securities of emerging market issuers. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2341

issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
To the extent that the fund invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, including but not limited to issuers organized or located in China and other developing market Asia-Pacific countries, the fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those regions.
Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. The U.S. has also restricted the sale of certain goods to China. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. These matters could adversely affect China’s economy and also limit investment opportunities for the Fund. The Chinese economy also could be adversely affected by, among other things, supply chain disruptions. The effect of China's recent relaxation of its zero-COVID policy on China's economy and global supply chains may not be fully known for some time. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.
In addition, China's long-running conflict over Taiwan's sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to
42Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
H.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).
During the six months ended March 31, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2343

The average market value of forward foreign currency exchange contracts open during the six months ended March 31, 2023 was $0 and $0 for buys and sells, respectively. There were no open forward foreign currency exchange contracts outstanding at March 31, 2023.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Effective December 1, 2022, management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the fund’s average daily net assets. Prior to December 1, 2022, Management fees payable under the Fund’s Investment Management Agreement with the Adviser was equal to 0.80% of the Fund's average daily net assets up to $1 billion and 0.75% of the Fund's average daily net assets over $1 billion. For the six months ended March 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.66% (annualized) of the Fund’s average daily net assets.
Effective December 1, 2022, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.05%, 1.80% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2024. Prior to December 1, 2022, the Adviser had contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.05% and 0.99% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six-months ended March 31, 2023, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
44Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended March 31, 2023, the Fund paid $4,071 in Trustees' compensation, which is reflected on the Statement of Operations as Trustees' fees. At March 31, 2023, the Fund had a payable for Trustees' fees on its Statement of Assets and Liabilities of $45.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$678
Class C	32
Class Y	83
Total	$793
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2345

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2023, CDSCs in the amount of $1 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2023, the Fund had no borrowings under the credit facility.
46Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/23

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/2347

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 32079-03-0523

Pioneer Global Sustainable Growth Fund
Semiannual Report  |  March 31, 2023

A: SUGAX	C: SUGCX	Y: SUGYX

visit us: www.amundi.com/us

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
May 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/233

Portfolio Management Discussion  |  3/31/23
In the following discussion, portfolio managers John Peckham, Brian Chen, and Jeff Sacknowitz discuss the market environment during the six-month period ended March 31, 2023, and the performance of Pioneer Global Sustainable Growth Fund during the period. Mr. Peckham, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Chen, a senior vice president and a portfolio manager at Amundi US, and Mr. Sacknowitz, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform in the six-month period ended March 31, 2023?
A	Pioneer Global Sustainable Growth Fund’s Class A shares returned 21.53% at net asset value during the six-month period ended March 31, 2023, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) Growth Index*, returned 19.79%. During the same six-month period, the average return of the 368 mutual funds in Morningstar’s Global Large-Stock Growth category was 19.45%.
Q	How would you describe the investment backdrop during the six-month period ended March 31, 2023?
A	The period opened last October in the wake of a series of aggressive US Federal Reserve (Fed) interest-rate increases, as the US central bank sought to counter historically high inflation readouts, which had peaked at over 9% in June of 2022. The Fed’s determined stance with regard to tighter monetary policy had brought the target for its benchmark overnight lending rate (federal funds rate) from 0.00% ‒ 0.25% in March of 2022, to
*	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

3.00% ‒ 3.25% entering October. In addition, the US Treasury yield curve, which had moved notably higher in response to the Fed’s rate increases, had inverted, as the market anticipated a recession. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. An inverted yield curve represents a situation where yields on longer-term debt instruments are lower than the yields on shorter-term debt instruments.)
Towards the end of 2022, with inflation beginning to show signs of modest easing, investors began to anticipate a pivot by the Fed to a more “dovish” stance on monetary policy, despite another increase to the federal funds rate target range of 75 basis point (bps) in early November. (A basis point is equal to 1/100th of a percentage point.) The improved sentiment led to a brief rally among so-called riskier assets, such as stocks and corporate bonds. However, in December, the markets soon turned their attention to the potential recessionary effects of the higher-interest-rate regime put in place by the Fed, which led riskier assets to retrace some of the gains they had realized early in the fourth quarter. The Fed implemented a more modest 50 bps increase to the federal funds target range at its December meeting, leaving the target range at 4.25% ‒ 4.50% at the end of 2022, its highest level since the fall of 2007.
Entering the new calendar year, riskier assets rallied again, amid renewed investor optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw US Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. That, in turn, boosted performance for bonds, in particular. In addition, the reopening of China’s economy as the government unwound its “Zero-COVID” policy helped ease concerns about slowing global economic growth. Against this backdrop, areas of the market that had lagged during the 2022 sell-offs, such as growth stocks and corporate credit, outperformed. On February 1, 2023, the Fed once again raised the federal funds target range, this time by a less aggressive 25 bps, bringing the target to 4.50% ‒ 4.75%.
In March, however, the failure of several US banks and the collapse of European banking giant Credit Suisse raised fears of a
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/235

financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate interest-rate cuts by the Fed over the second half of the calendar year. The prospect of a more dovish stance on monetary policy and a “flight to safety” by investors in the wake of the banking-system issues drove US Treasury yields lower, which, once again, led to strong returns in the bond markets.
At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed the latest rate increase as an indication that the Fed believed the financial system, overall, remained on solid footing and that any systemic risk from the bank failures had been contained. As of March 31, 2023, the yield on 10-year US Treasuries ended March of 2023 at 3.48%, versus 3.83% six months earlier.
With regard to international growth stocks, the Fund’s benchmark, the MSCI All Country World Growth Index (the MSCI ACWI Growth Index), finished the six-month period in strongly positive territory, returning 19.79%, outperforming international value stocks, which returned 15.63%, as measured by the MSCI All Country World Value Index.
Q	What is your investment approach in managing the Fund?
A	The Fund’s primary objective is to seek long-term capital growth. We see to achieve this objective by investing the Fund in a focused portfolio of quality growth stocks globally, across any market capitalization.
In managing the Fund, Amundi US adheres to an ESG (environmental, social, and governance) mandate. We seek to invest the portfolio in securities of issuers with above-average potential for earnings and revenue growth, with an emphasis on shares of companies that we believe feature sustainable business models.
Amundi US’s investment process includes evaluating individual companies’ ESG practices. In keeping with that focus, Amundi US considers ESG information when evaluating which investments to include in the Fund’s portfolio. Amundi US
6Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

believes that ESG-related information helps it gain a more complete understanding of a company and its business. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that Amundi US believes adhere to the Fund's ESG criteria. For purposes of the Fund's 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons consisting of cluster weapons, anti-personnel mines, nuclear weapons, and biological and chemical weapons, and the operation of thermal coal mines.
Q	What were the principal factors affecting the Fund’s benchmark-relative performance during the six-month period ended March 31, 2023?
A	Positive stock selection results drove the Fund’s benchmark-relative outperformance over the six-month period, as stock selection results more than offset the negative effects of lagging sector allocation results versus the MSCI ACWI Growth Index. Stock selection results were most beneficial to the Fund’s relative returns among holdings in the consumer discretionary, financials, and consumer staples sectors, while selection results lagged within the health care and communication services sectors.
At the individual security level, positive contributors to the Fund’s relative performance for the six-month period included a position in Germany-based Hensoldt AG, within industrials. Hensoldt develops sensor technologies and other electronics for the defense and aerospace sectors. The German government’s announcement of plans to increase defense spending has boosted investor sentiment with respect to Hensoldt, which in turn has boosted the share price. We have maintained the position in the portfolio, given the company’s huge order backlog and even larger project pipeline, which we believe could support future earnings. Within consumer discretionary, a lack of portfolio exposure to electronic vehicle manufacturer Tesla, along with an underweight position versus the benchmark in online retailer Amazon.com, further aided the Fund’s relative performance for the period. Tesla’s stock performed poorly early in the period, due to slowing sales and weak financial results. Amazon,
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/237

meanwhile, has seen revenue growth sag after experiencing a sharp increase during the pandemic.
Another positive contributor to the Fund’s relative returns was a position in AMD, a semiconductor company, which enjoyed some tailwinds in the first quarter of 2023, driven by falling interest rates, which helped large-growth technology oriented stocks outperform. In addition, growing interest in artificial intelligence carried the stock price during the period, as headlines about “ChatGPT” captured the imagination of investors. AMD could benefit from this technology given the need for their server chips to work with GPUs. We continue to hold the stock in the portfolio, as, in our view, the company is in a better position than its competitors, as AMD has continued to gain market share due to the strength of its product set. Shares of multinational computer technology company Oracle also outperformed and benefited the Fund’s relative returns for the period, as Oracle’s CEO surprised investors by announcing new and higher financial targets at the company’s annual global conference. Oracle also demonstrated plenty of room for expense rationalization, as the company has been focusing on healthy operating margins. We have retained the Fund’s Oracle position, as we view the company as one of the few software “value” ideas that we believe can sustain growth, while continuing to display that it remains relevant in the Cloud world.
On the downside, a lack of portfolio exposure to NVIDIA, another semiconductor company, detracted heavily from the Fund’s relative performance for the period. The stock received a strong boost during the period from the prospect of spending on artificial intelligence. A portfolio position in PT Telkom, Indonesia’s largest telecom operator, was another detractor from the Fund’s relative returns. PT’s shares came under pressure on concerns about shrinking discretionary spending by consumers, given the Indonesian government’s decision to lower gasoline subsidies. However, we believe the consolidation of the Indonesian mobile phone market has resulted in a better pricing environment. Meanwhile, the company has been seeking to recognize synergies by consolidating its subsidiaries. We believe those potential catalysts could be more important to the company’s fundamentals than the short-term concerns around
8Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

diminished consumption. A lack of portfolio exposure to Meta, the parent of Facebook, proved detrimental to the Fund’s relative performance for the full six-month period. The stock performed very poorly in the fourth quarter of 2022, based on concerns over the effects on profitability of its massive investment in developing metaverse-related products against the backdrop of a weak advertising environment. However, Meta’s share price rebounded sharply in the first quarter of 2023, as the company took measures to reduce spending, including laying off more than 10,000 employees. Another detractor from the Fund’s relative returns was a position in pharmaceutical firm Pfizer. The stock price declined over the six-month period as management lowered guidance on the company’s COVID-related revenues for 2023. That said, we continue to be encouraged by Pfizer’s progress on its pipeline of drugs in development, which includes some potentially large products. Finally, the Fund’s position in Generac detracted from relative results. Generac manufactures and sells power-generation equipment for residential and commercial markets across the globe. The stock came under pressure in the fourth quarter of 2022 as management announced preliminary results that revealed a growing inventory problem, as installation capacity for home generators has severely lagged production. We believe Generac is in a position to increase market share within an industry that potentially offers a secular growth opportunity, and so we have retained the Fund’s position in the stock.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended March 31, 2023?
A	No. The Fund had no derivatives exposure during the reporting period.
Q	How would you characterize your outlook and the Fund’s overall positioning as of March 31, 2023?
A	The overall market environment has been challenging, given persistently higher interest rates and inflation as well as a decelerating economic environment that has seen corporate profit margins decline. As a result, we have continued to position the portfolio with a more defensive posture. The crisis in the banking sector has prompted investors to move to perceived safety by shifting away from cyclical sectors and towards sectors viewed as
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/239

more stable, including information technology and communication services. This, in turn, has led to the large outperformance of growth stocks over value stocks.
The problems in the US banking sector have also influenced the performance of non-US financials and energy stocks, driving significant share-price volatility. In our view, the banks outside the US are in better shape, as most European banks maintain much higher capital ratios and more rigorous liquidity buffers.
The main question, in our view, is what economic consequences will flow from this situation? One potential result could be a tighter credit environment that will pressure US corporations. A second possibility is that smaller US banks will experience a challenging earnings environment, thus creating the potential for more bankruptcies in that area if regulators fail to take action. Finally, larger banks may benefit as they receive deposits from smaller banks, thus potentially shielding them from earnings declines.
From a geographic positioning standpoint, some of the Fund’s largest country overweights versus the benchmark continue to be in northeast Asia, including Korean and Japanese stocks, as valuation discrepancies there, in our view, have remained large. We believe equities in the region could benefit as current inflationary conditions may drive assets from bonds into equities. Furthermore, in Japan, the cheaper yen has made local companies more competitive in a global market.
Finally, we have reduced the Fund’s exposure to health care stocks, based on valuation, while we have increased exposure to idiosyncratic ideas across the industrials, consumer discretionary, and information technology sectors.
10Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

Please refer to the Schedule of Investments on pages 20-25 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.
The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
The Fund may use derivatives, which may have a potentially large impact on Fund performance.
The Fund may invest in IPOs (Initial Public Offerings), which may involve additional risks.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2311

statements of opinion as of the date of this report. Past performance is no guarantee of future results.
12Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

Portfolio Summary  |  3/31/23
Sector Distribution

(As a percentage of total investments)*
Geographical Distribution

(As a percentage of total investments based on country of domicile)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Alphabet, Inc., Class C	5.60%
2.	Microsoft Corp.	4.62
3.	Amazon.com, Inc.	4.51
4.	Apple, Inc.	3.06
5.	Advanced Micro Devices, Inc.	2.98
6.	RELX Plc	2.92
7.	Hensoldt AG	2.87
8.	LVMH Moet Hennessy Louis Vuitton SE	2.85
9.	Progressive Corp.	2.79
10.	Sony Group Corp.	2.57

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2313

Prices and Distributions  |  3/31/23
Net Asset Value per Share
Class	3/31/23	9/30/22
A	$9.53	$7.86
C	$9.40	$7.76
Y	$9.53	$7.87

Distributions per Share: 10/1/22 - 3/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.0199	$—	$—
C	$ —	$—	$—
Y	$0.0477	$—	$—
Index Definitions
The Morgan Stanley Capital International (MSCI) All Country World Growth NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages  15 - 17.
14Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

Performance Update | 3/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Growth Fund at public offering price  during the periods shown, compared to that of the MSCI All Country World Growth NR Index.*
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	MSCI All Country World Growth NR Index
Life-of-Class (5/10/21)*	-2.38%	-5.38%	-5.36%
1 Year	-3.42	-8.94	-10.02
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
11.71%	1.00%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class A shares shown in the graph above is from the inception of Class A shares on 5/10/21 through 3/31/23. Index information shown in the graph above is from 5/31/21 through 3/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2315

Performance Update | 3/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Growth Fund during the periods shown, compared to that of the MSCI All Country World Growth NR Index.*
Average Annual Total Returns (As of March 31, 2023)
Period	If Held	If Redeemed	MSCI All Country World Growth NR Index
Life-of-Class (5/10/21)*	-3.21%	-3.21%	-5.36%
1 Year	-4.18	-5.14	-10.02
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
12.43%	1.75%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. "If Redeemed" returns reflect the deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the other time periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2024 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class C shares shown in the graph above is from the inception of Class A shares on 5/10/21 through 3/31/23. Index information shown in the graph above is from 5/31/21 through 3/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

Performance Update | 3/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Growth Fund during the periods shown, compared to that of the MSCI All Country World Growth NR Index.*
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	MSCI All Country World Growth NR Index
Life-of-Class (5/10/21)*	-2.18%	-5.36%
1 Year	-3.20	-10.02
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
11.40%	0.70%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 5/10/21 through 3/31/23. Index information shown in the graph above is from 5/31/21 through 3/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2317

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Growth Fund
Based on actual returns from October 1, 2022 through March 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,215.30	$1,211.30	$1,217.70
Expenses Paid During Period*	$5.52	$9.43	$3.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.71%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the one-half period).
18Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Growth Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2022 through March 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,019.95	$1,016.40	$1,021.44
Expenses Paid During Period*	$5.04	$8.60	$3.53

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.71%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the one-half period).
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2319

Schedule of Investments  |  3/31/23
(unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 98.7%
	Common Stocks — 95.9% of Net Assets
	Aerospace & Defense — 2.8%
1,691	Hensoldt AG	$ 60,905
	Total Aerospace & Defense	$60,905

	Banks — 1.1%
1,508	FinecoBank Banca Fineco S.p.A.	$ 23,190
	Total Banks	$23,190

	Beverages — 3.5%
485	Diageo Plc	$ 21,646
289	PepsiCo., Inc.	52,684
	Total Beverages	$74,330

	Broadline Retail — 5.6%
1,900(a)	Alibaba Group Holding, Ltd.	$ 24,164
925(a)	Amazon.com, Inc.	95,543
	Total Broadline Retail	$119,707

	Capital Markets — 4.0%
593	Euronext NV (144A)	$ 45,407
392	Intercontinental Exchange, Inc.	40,882
	Total Capital Markets	$86,289

	Communications Equipment — 1.0%
421	Cisco Systems, Inc.	$ 22,008
	Total Communications Equipment	$22,008

	Consumer Staples Distribution & Retail — 1.9%
900	Seven & i Holdings Co., Ltd.	$ 40,599
	Total Consumer Staples Distribution & Retail	$40,599

	Diversified Telecommunication Services — 1.9%
151,300	Telkom Indonesia Persero Tbk PT	$ 41,019
	Total Diversified Telecommunication Services	$41,019

	Electrical Equipment — 2.1%
126(a)	Generac Holdings, Inc.	$ 13,609
111	Rockwell Automation, Inc.	32,573
	Total Electrical Equipment	$46,182

	Electronic Equipment, Instruments & Components — 3.6%
384	Amphenol Corp., Class A	$ 31,380
231	CDW Corp.	45,020
	Total Electronic Equipment, Instruments & Components	$76,400

The accompanying notes are an integral part of these financial statements.
20Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

Shares		Value
	Energy Equipment & Services — 1.9%
1,423	Baker Hughes Co.	$ 41,068
	Total Energy Equipment & Services	$41,068

	Entertainment — 1.9%
267	Electronic Arts, Inc.	$ 32,160
200	Nintendo Co., Ltd.	7,753
	Total Entertainment	$39,913

	Financial Services — 1.9%
114	Mastercard, Inc., Class A	$ 41,429
	Total Financial Services	$41,429

	Food Products — 2.3%
2,023	Associated British Foods Plc	$ 48,552
	Total Food Products	$48,552

	Health Care Equipment & Supplies — 3.4%
342(a)	Edwards Lifesciences Corp.	$ 28,294
400	Hoya Corp.	44,233
	Total Health Care Equipment & Supplies	$72,527

	Health Care Providers & Services — 1.9%
539	Cardinal Health, Inc.	$ 40,694
	Total Health Care Providers & Services	$40,694

	Hotels, Restaurants & Leisure — 2.2%
337	Hilton Worldwide Holdings, Inc.	$ 47,473
	Total Hotels, Restaurants & Leisure	$47,473

	Household Durables — 2.5%
600	Sony Group Corp.	$ 54,549
	Total Household Durables	$54,549

	Household Products — 1.8%
503	Reckitt Benckiser Group Plc	$ 38,215
	Total Household Products	$38,215

	Insurance — 2.7%
413	Progressive Corp.	$ 59,084
	Total Insurance	$59,084

	Interactive Media & Services — 5.5%
1,143(a)	Alphabet, Inc., Class C	$ 118,872
	Total Interactive Media & Services	$118,872

	IT Services — 4.3%
249(a)	Amadeus IT Group S.A.	$ 16,672
262	Cognizant Technology Solutions Corp., Class A	15,964
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2321

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Shares		Value
	IT Services — (continued)
301	International Business Machines Corp.	$ 39,458
2,404(a)	TDCX, Inc. (A.D.R.)	21,396
	Total IT Services	$93,490

	Life Sciences Tools & Services — 2.3%
85	Thermo Fisher Scientific, Inc.	$ 48,991
	Total Life Sciences Tools & Services	$48,991

	Pharmaceuticals — 6.3%
400	Eisai Co., Ltd.	$ 22,760
133	Eli Lilly & Co.	45,675
669	Pfizer, Inc.	27,295
369	Sanofi	40,185
	Total Pharmaceuticals	$135,915

	Professional Services — 2.9%
1,912	RELX Plc	$ 61,896
	Total Professional Services	$61,896

	Semiconductors & Semiconductor Equipment — 9.2%
644(a)	Advanced Micro Devices, Inc.	$ 63,119
45	ASML Holding NV	30,748
249	Microchip Technology, Inc.	20,861
174	QUALCOMM, Inc.	22,199
467	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	43,440
400	Ulvac, Inc.	17,446
	Total Semiconductors & Semiconductor Equipment	$197,813

	Software — 5.8%
340	Microsoft Corp.	$ 98,022
130(a)	Salesforce, Inc.	25,971
	Total Software	$123,993

	Specialty Retail — 1.4%
392	TJX Cos., Inc.	$ 30,717
	Total Specialty Retail	$30,717

	Technology Hardware, Storage & Peripherals — 5.4%
393	Apple, Inc.	$ 64,806
1,013	Samsung Electronics Co., Ltd.	50,233
	Total Technology Hardware, Storage & Peripherals	$115,039

The accompanying notes are an integral part of these financial statements.
22Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

Shares		Value
	Textiles, Apparel & Luxury Goods — 2.8%
66	LVMH Moet Hennessy Louis Vuitton SE	$ 60,486
	Total Textiles, Apparel & Luxury Goods	$60,486

	Total Common Stocks (Cost $2,003,556)	$2,061,345

Principal Amount USD ($)
	U.S. Government and Agency Obligations — 2.8% of Net Assets
45,000(b)	U.S. Treasury Bills, 6/1/23	$ 44,665
15,000(b)	U.S. Treasury Bills, 6/22/23	14,847
	Total U.S. Government and Agency Obligations (Cost $59,496)	$59,512

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.7% (Cost $2,063,052)	$ 2,120,857
	OTHER ASSETS AND LIABILITIES — 1.3%	$ 28,320
	net assets — 100.0%	$2,149,177

(A.D.R.)	American Depositary Receipts.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2023, the value of these securities amounted to $45,407, or 2.1% of net assets.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2323

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:
United States	61.6%
Japan	8.8%
United Kingdom	8.0%
France	4.7%
Netherlands	3.6%
Germany	2.9%
South Korea	2.4%
Taiwan	2.1%
Indonesia	1.9%
China	1.1%
Italy	1.1%
Singapore	1.0%
Other (individually less than 1%)	0.8%
100.0%
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding short-term investments) for the six months ended March 31, 2023, aggregated $475,267 and $423,174, respectively.
At March 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $2,066,498 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 192,820
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(138,461)
Net unrealized appreciation	$ 54,359
The accompanying notes are an integral part of these financial statements.
24Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of March 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$ —	$ 60,905	$—	$ 60,905
Banks	—	23,190	—	23,190
Beverages	52,684	21,646	—	74,330
Broadline Retail	95,543	24,164	—	119,707
Capital Markets	40,882	45,407	—	86,289
Consumer Staples Distribution & Retail	—	40,599	—	40,599
Diversified Telecommunication Services	—	41,019	—	41,019
Entertainment	32,160	7,753	—	39,913
Food Products	—	48,552	—	48,552
Health Care Equipment & Supplies	28,294	44,233	—	72,527
Household Durables	—	54,549	—	54,549
Household Products	—	38,215	—	38,215
IT Services	76,818	16,672	—	93,490
Pharmaceuticals	72,970	62,945	—	135,915
Professional Services	—	61,896	—	61,896
Semiconductors & Semiconductor Equipment	149,619	48,194	—	197,813
Technology Hardware, Storage & Peripherals	64,806	50,233	—	115,039
Textiles, Apparel & Luxury Goods	—	60,486	—	60,486
All Other Common Stocks	696,911	—	—	696,911
U.S. Government and Agency Obligations	—	59,512	—	59,512
Total Investments in Securities	$1,310,687	$810,170	$ —	$2,120,857
During the six months ended March 31, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2325

Statement of Assets and Liabilities  |  3/31/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $2,063,052)	$2,120,857
Cash	37,860
Receivables —
Investment securities sold	20,130
Dividends	2,290
Interest	37
Due from the Adviser	1,245
Other assets	15,944
Total assets	$2,198,363
LIABILITIES:
Payables —
Professional fees	$ 34,762
Printing expense	13,790
Management fees	113
Administrative expenses	58
Distribution fees	63
Accrued expenses	400
Total liabilities	$ 49,186
NET ASSETS:
Paid-in capital	$2,262,741
Distributable earnings (loss)	(113,564)
Net assets	$2,149,177
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $806,836/84,700 shares)	$ 9.53
Class C (based on $573,344/60,984 shares)	$ 9.40
Class Y (based on $768,997/80,696 shares)	$ 9.53
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.53 net asset value per share/100%-5.75% maximum sales charge)	$ 10.11
The accompanying notes are an integral part of these financial statements.
26Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 3/31/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $396)	$ 12,418
Interest from unaffiliated issuers	722
Total Investment Income		$ 13,140
EXPENSES:
Management fees	$ 6,393
Administrative expenses	5,107
Transfer agent fees
Class A	66
Class C	15
Class Y	5
Distribution fees
Class A	913
Class C	2,646
Shareowner communications expense	116
Custodian fees	10
Registration fees	17,870
Professional fees	48,555
Printing expense	16,940
Officers' and Trustees' fees	4,004
Miscellaneous	2,399
Total expenses		$105,039
Less fees waived and expenses reimbursed by the Adviser		(94,402)
Net expenses		$ 10,637
Net investment income		$ 2,503
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (60,473)
Other assets and liabilities denominated in foreign currencies	(97)	$ (60,570)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$435,273
Other assets and liabilities denominated in foreign currencies	147	$435,420
Net realized and unrealized gain (loss) on investments		$374,850
Net increase in net assets resulting from operations		$377,353
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2327

Statements of Changes in Net Assets
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22
FROM OPERATIONS:
Net investment income (loss)	$ 2,503	$ 2,433
Net realized gain (loss) on investments	(60,570)	(97,735)
Change in net unrealized appreciation (depreciation) on investments	435,420	(350,298)
Net increase (decrease) in net assets resulting from operations	$ 377,353	$ (445,600)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.02 and $— per share, respectively)	$ (1,654)	$ —
Class Y ($0.05 and $0.01 per share, respectively)	(3,828)	(632)
Total distributions to shareowners	$ (5,482)	$ (632)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 24,269	$ 63,015
Reinvestment of distributions	5,482	632
Cost of shares repurchased	(6,468)	(19,089)
Net increase in net assets resulting from Fund share transactions	$ 23,283	$ 44,558
Net increase (decrease) in net assets	$ 395,154	$ (401,674)
NET ASSETS:
Beginning of period	$1,754,023	$2,155,697
End of period	$2,149,177	$ 1,754,023
The accompanying notes are an integral part of these financial statements.
28Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

	Six Months Ended 3/31/23 Shares (unaudited)	Six Months Ended 3/31/23 Amount (unaudited)	Year Ended 9/30/22 Shares	Year Ended 9/30/22 Amount
Class A
Shares sold	2,492	$22,769	6,379	$ 63,015
Reinvestment of distributions	194	1,654	—	—
Less shares repurchased	(712)	(6,468)	(1,876)	(19,089)
Net increase	1,974	$17,955	4,503	$ 43,926
Class C
Shares sold	—	$ —	—	$ —
Reinvestment of distributions	—	—	—	—
Less shares repurchased	—	—	—	—
Net increase	—	$ —	—	$ —
Class Y
Shares sold	186	$ 1,500	—	$ —
Reinvestment of distributions	450	3,828	60	632
Less shares repurchased	—	—	—	—
Net increase	636	$ 5,328	60	$ 632
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2329

Financial Highlights
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	5/10/21* to 9/30/21
Class A
Net asset value, beginning of period	$ 7.86	$ 9.84	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.01	$ 0.02	$ 0.01
Net realized and unrealized gain (loss) on investments	1.68	(2.00)	(0.17)
Net increase (decrease) from investment operations	$ 1.69	$ (1.98)	$ (0.16)
Distributions to shareowners:
Net investment income	$ (0.02)	$ —	$ —
Total distributions	$ (0.02)	$ —	$ —
Net increase (decrease) in net asset value	$ 1.67	$ (1.98)	$ (0.16)
Net asset value, end of period	$ 9.53	$ 7.86	$ 9.84
Total return (b)	21.53%(c)	(20.12)%	(1.60)%(c)
Ratio of net expenses to average net assets	1.00%(d)	1.00%	0.75%(d)
Ratio of net investment income (loss) to average net assets	0.34%(d)	0.21%	0.28%(d)
Portfolio turnover rate	22%(c)	38%	11%(c)
Net assets, end of period (in thousands)	$ 807	$ 650	$ 770
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	10.60%(d)	11.71%	12.69%(d)
Net investment income (loss) to average net assets	(9.26)%(d)	(10.50)%	(11.66)%(d)
*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
30Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	5/10/21* to 9/30/21
Class C
Net asset value, beginning of period	$ 7.76	$ 9.81	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.02)	$ (0.05)	$ (0.03)
Net realized and unrealized gain (loss) on investments	1.66	(2.00)	(0.16)
Net increase (decrease) from investment operations	$ 1.64	$ (2.05)	$ (0.19)
Net increase (decrease) in net asset value	$ 1.64	$ (2.05)	$ (0.19)
Net asset value, end of period	$ 9.40	$ 7.76	$ 9.81
Total return (b)	21.13%(c)	(20.90)%	(1.90)%(c)
Ratio of net expenses to average net assets	1.71%(d)	1.74%	1.69%(d)
Ratio of net investment income (loss) to average net assets	(0.37)%(d)	(0.53)%	(0.64)%(d)
Portfolio turnover rate	22%(c)	38%	11%(c)
Net assets, end of period (in thousands)	$ 573	$ 474	$ 598
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	11.30%(d)	12.43%	13.63%(d)
Net investment income (loss) to average net assets	(9.96)%(d)	(11.22)%	(12.58)%(d)
*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2331

Financial Highlights  (continued)
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	5/10/21* to 9/30/21
Class Y
Net asset value, beginning of period	$ 7.87	$ 9.85	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.03	$ 0.05	$ 0.01
Net realized and unrealized gain (loss) on investments	1.68	(2.02)	(0.16)
Net increase (decrease) from investment operations	$ 1.71	$ (1.97)	$ (0.15)
Distributions to shareowners:
Net investment income	$ (0.05)	$ (0.01)	$ —
Total distributions	$ (0.05)	$ (0.01)	$ —
Net increase (decrease) in net asset value	$ 1.66	$ (1.98)	$ (0.15)
Net asset value, end of period	$ 9.53	$ 7.87	$ 9.85
Total return (b)	21.77%(c)	(20.04)%	(1.50)%(c)
Ratio of net expenses to average net assets	0.70%(d)	0.70%	0.70%(d)
Ratio of net investment income (loss) to average net assets	0.64%(d)	0.51%	0.35%(d)
Portfolio turnover rate	22%(c)	38%	11%(c)
Net assets, end of period (in thousands)	$ 769	$ 630	$ 788
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	10.30%(d)	11.40%	12.64%(d)
Net investment income (loss) to average net assets	(8.96)%(d)	(10.19)%	(11.59)%(d)
*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
32Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

Notes to Financial Statements  |  3/31/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Global Sustainable Growth Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2333

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange,
34Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2335

B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund 's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
36Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$632
Total	$632
The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 1,839
Capital loss carryforward	(106,360)
Net unrealized depreciation	(380,914)
Total	$(485,435)
The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $21 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund,
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2337

respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their
38Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that the Adviser believes adhere to the fund’s ESG criteria. The Fund’s ESG criteria exclude securities of issuers in certain industries, and the Adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the Adviser may
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2339

use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
The Fund may invest in small and mid-size companies. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Adviser thinks appropriate, and offer greater potential for gain and loss.
Normally, the Fund invests at least a minimum percentage of its net assets in issuers located outside of the United States. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non- U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the
40Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, and food commodities, with respect to the issuer’s capacity to pay interest and repay principal, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2341

2. Management Agreement
The Adviser manages the Fund's portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Fund's average daily net assets over $1 billion. For the six months ended March 31, 2023, the effective management fee was equivalent to 0.65% (annualized) of the Portfolio’s average daily net assets.
The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.75% and 0.70% of the average daily net assets attributable to Class A, Class C and Class Y Shares, respectively. These expense limitations are in effect through February 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended March 31, 2023, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended March 31, 2023, the Fund paid $4,004 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At March 31, 2023, on its Statement of Assets and Liabilities, the Fund did not have a payable for Trustees' fees and had a payable for administrative expenses of $58, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities,
42Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$109
Class C	5
Class Y	2
Total	$116
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six monthsended March 31, 2023, CDSCs in the amount of $0 were paid to the Distributor.
Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/2343

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
44Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 32973-01-0523

Pioneer Global Sustainable Value Fund
Semiannual Report  |  March 31, 2023

A: PGSVX	C: GBVCX	Y: PSUYX

visit us: www.amundi.com/us

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
May 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/233

Portfolio Management Discussion  |  3/31/23
In the following discussion, portfolio managers John Peckham, Brian Chen, and Jeff Sacknowitz discuss the market environment during the six-month period ended March 31, 2023, and the performance of Pioneer Global Sustainable Value Fund during the period. Mr. Peckham, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Chen, a senior vice president and a portfolio manager at Amundi US, and Mr. Sacknowitz, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform in the six-month period ended March 31, 2023?
A	Pioneer Global Sustainable Value Fund’s Class A shares returned 21.49% at net asset value during the six-month period ended March 31, 2023, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) Value Index*, returned 15.63%. During the same six-month period, the average return of the 164 mutual funds in Morningstar’s Global Large-Stock Value category was 20.23%.
Q	How would you describe the investment backdrop during the six-month period ended March 31, 2023?
A	The period opened last October in the wake of a series of aggressive US Federal Reserve (Fed) interest-rate increases, as the US central bank sought to counter historically high inflation readouts, which had peaked at over 9% in June of 2022. The Fed’s determined stance with regard to tighter monetary policy had brought the target for its benchmark overnight lending rate (federal funds rate) from 0.00% ‒ 0.25% in March of 2022, to
*	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

3.00% ‒ 3.25% entering October. In addition, the US Treasury yield curve, which had moved notably higher in response to the Fed’s rate increases, had inverted, as the market anticipated a recession. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. An inverted yield curve represents a situation where yields on longer-term debt instruments are lower than the yields on shorter-term debt instruments.)
Towards the end of 2022, with inflation beginning to show signs of modest easing, investors began to anticipate a pivot by the Fed to a more “dovish” stance on monetary policy, despite another increase to the federal funds rate target range of 75 basis point (bps) in early November. (A basis point is equal to 1/100th of a percentage point.) The improved sentiment led to a brief rally among so-called riskier assets, such as stocks and corporate bonds. However, in December, the markets soon turned their attention to the potential recessionary effects of the higher-interest-rate regime put in place by the Fed, which led riskier assets to retrace some of the gains they had realized early in the fourth quarter. The Fed implemented a more modest 50 bps increase to the federal funds target range at its December meeting, leaving the target range at 4.25% ‒ 4.50% at the end of 2022, its highest level since the fall of 2007.
Entering the new calendar year, riskier assets rallied again, amid renewed investor optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw US Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. That, in turn, boosted performance for bonds, in particular. In addition, the reopening of China’s economy as the government unwound its “Zero-COVID” policy helped ease concerns about slowing global economic growth. Against this backdrop, areas of the market that had lagged during the 2022 sell-offs, such as growth stocks and corporate credit, outperformed. On February 1, 2023, the Fed once again raised the federal funds target range, this time by a less aggressive 25 bps, bringing the target to 4.50% ‒ 4.75%.
In March, however, the failure of several US banks and the collapse of European banking giant Credit Suisse raised fears of a
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/235

financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate interest-rate cuts by the Fed over the second half of the calendar year. The prospect of a more dovish stance on monetary policy and a “flight to safety” by investors in the wake of the banking-system issues drove US Treasury yields lower, which, once again, led to strong returns in the bond markets.
At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed the latest rate increase as an indication that the Fed believed the financial system, overall, remained on solid footing and that any systemic risk from the bank failures had been contained. As of March 31, 2023, the yield on 10-year US Treasuries stood at 3.48%, versus 3.83% six months earlier.
With regard to international value stocks, the Fund’s benchmark, the MSCI All Country World Value Index, finished the six months ended March 31, 2023 with a return of 15.63%, underperforming international growth stocks, which returned 19.79%, as measured by the MSCI All Country World Growth Index.
Q	What is your investment approach in managing the Fund?
A	The Fund’s primary objective is to seek long-term capital growth. We seek to achieve that objective by investing the Fund in a portfolio of stocks of what we believe to be quality value-oriented companies globally, across any market capitalization.
In managing the Fund, Amundi US adheres to an ESG (environmental, social, and governance) mandate. We seek to invest the portfolio in securities of issuers with above-average potential for earnings and revenue growth, with an emphasis on shares of companies that we believe feature sustainable business models.
Amundi US’s investment process includes evaluating individual companies’ ESG practices. In keeping with that focus, Amundi US considers ESG information when evaluating which investments to include in the Fund’s portfolio. Amundi US believes that ESG-related information helps us gain a more
6Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

complete understanding of a company and its business. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that Amundi US believes adhere to the Fund's ESG criteria. For purposes of the Fund's 80% investment policy, “ESG criteria” is defined as the exclusion of investments issued by companies significantly involved in the production of tobacco products and controversial military weapons consisting of cluster weapons, anti-personnel mines, nuclear weapons, and biological and chemical weapons, and the operation of thermal coal mines.
Q	What were the principal factors affecting the Fund’s benchmark-relative performance during the six-month period ended March 31, 2023?
A	Stock selection results in the financials, industrials, and consumer discretionary sectors led positive contributions to the Fund’s relative performance during the period, while selection results within the energy sector detracted the most from relative returns. Sector allocation results were essentially a neutral factor in the Fund’s relative performance for the six-month period.
With regard to individual stocks, leading positive contributors to the Fund’s relative performance during the period included a position in Netherlands-based ABN AMRO, within financials. The bank reported better-than-expected profits for the third quarter of 2022, and the company’s operating income increased, while beating consensus forecasts. In addition, ABN AMRO’s capital ratios have continued to reflect financial strength. In our view, the company is in a good position to weather the current macroeconomic environment as well as higher interest rates, and may continue to see its earning supported by improving net-interest margins. Within the industrials sector, an overweight portfolio position versus the benchmark in Germany-based Hensoldt AG benefited the Fund's relative returns. Hensoldt develops sensor technologies and other electronics for the defense and aerospace sectors. The German government’s announcement of plans to increase defense spending has boosted investor sentiment with respect to Hensoldt, which in turn has boosted the share price. We have maintained the position in the portfolio, given the company’s huge order backlog and even larger project
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/237

pipeline, which we believe could support future earnings. Shares of multinational computer technology company Oracle also outperformed and benefited the Fund’s relative returns for the period, as Oracle’s CEO surprised investors by announcing new and higher financial targets at the company’s annual global conference. Oracle also demonstrated plenty of room for expense rationalization, as the company has been focusing on healthy operating margins. We have retained the Fund’s Oracle position, as we view the company as one of the few software “value” ideas that we believe can sustain growth, while continuing to display that it remains relevant in the Cloud world.
On the downside, the Fund’s shares of EQT, a large US natural gas producer, lagged during the period and detracted from relative returns as soft natural gas prices weighed on the company’s revenues and earnings. A portfolio overweight position in managed-health care and insurance company Cigna also detracted from the Fund’s relative performance during the six-month period. The stock came under pressure on recession concerns and due to proposed legislation focused on drug-pricing practices. In addition, the market’s rotation away from the health care sector, after its large outperformance in 2022, weighed on Cigna’s share price. That said, we believe both the recessionary and legislative risks have been overstated, given Cigna’s business mix, which includes specialty pharmaceuticals, an area that has continued to grow at an attractive pace. Cigna maintains a solid market share in the segment, while growing the business at a faster pace than the overall market. Finally, a position in Pfizer detracted from the Fund’s relative returns for the six-month period. Pfizer develops and markets biopharmaceuticals worldwide. The stock price declined over the six-month period as management lowered guidance on the company’s COVID-related revenues for 2023. That said, we
8Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

continue to be encouraged by Pfizer’s progress on its pipeline of drugs in development, which includes some potentially large products.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended March 31, 2023?
A	No. The Fund had no derivatives exposure during the reporting period.
Q	How would you characterize your outlook and the Fund’s overall positioning as of March 31, 2023?
A	The overall market environment has been challenging, given persistently higher interest rates and inflation as well as a decelerating economic environment that has seen corporate profit margins decline. As a result, we have continued to position the portfolio with a more defensive posture. The crisis in the banking sector has prompted investors to move to perceived safety by shifting away from cyclical sectors and towards sectors viewed as more stable, including information technology and communication services. This, in turn, has led to the large outperformance of growth stocks over value stocks.
The problems in the US banking sector have also influenced the performance of non-US financials and energy stocks, driving significant share-price volatility. In our view, the banks outside the US are in better shape, as most European banks maintain much higher capital ratios and more rigorous liquidity buffers.
The main question, in our view, is what economic consequences will flow from this situation? One potential result could be a tighter credit environment that will pressure US corporations. A second possibility is that smaller US banks will experience a challenging earnings environment, thus creating the potential for more bankruptcies in that area if regulators fail to take action. Finally, larger banks may benefit as they receive deposits from smaller banks, thus potentially shielding them from earnings declines.
From a geographic positioning standpoint, some of the Fund’s largest country overweights versus the benchmark continue to be in northeast Asia, including Korean and Japanese stocks, as
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/239

valuation discrepancies there, in our view, have remained large. We believe equities in the region could benefit as current inflationary conditions may drive assets from bonds into equities. Furthermore, in Japan, the cheaper yen has made local companies more competitive in a global market.
Finally, we have reduced the Fund’s exposure to health care stocks, based on valuation, while we have increased exposure to idiosyncratic ideas across the industrials, consumer discretionary, and information technology sectors.
10Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

Please refer to the Schedule of Investments on pages 21-26 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.
The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
The Fund may use derivatives, which may have a potentially large impact on Fund performance.
The Fund may invest in IPOs (Initial Public Offerings), which may involve additional risks.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2311

statements of opinion as of the date of this report. Past performance is no guarantee of future results.
12Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

Portfolio Summary  |  3/31/23
Sector Distribution

(As a percentage of total investments)*
Geographical Distribution

(As a percentage of total investments based on country of domicile)*
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2313

Portfolio Summary  |  3/31/23
10 Largest Holdings

(As a percentage of total investments)*
1.	Pfizer, Inc.	3.76%
2.	ABN AMRO Bank NV, (C.V.A.) (144A)	3.13
3.	U.S. Treasury Bills, 6/22/23	3.08
4.	Wells Fargo & Co.	3.04
5.	Hensoldt AG	2.93
6.	Cisco Systems, Inc.	2.83
7.	KB Financial Group, Inc., (A.D.R.)	2.64
8.	Alibaba Group Holding, Ltd.	2.60
9.	CRH Plc	2.56
10.	UniCredit S.p.A.	2.47

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
14Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

Prices and Distributions  |  3/31/23
Net Asset Value per Share
Class	3/31/23	9/30/22
A	$9.91	$8.34
C	$9.88	$8.29
Y	$9.91	$8.35

Distributions per Share: 10/1/22 - 3/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.2127	$—	$—
C	$0.1454	$—	$—
Y	$0.2400	$—	$—
Index Definitions
The Morgan Stanley Capital International (MSCI) All Country World Value NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages  16 - 18.
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2315

Performance Update | 3/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Value Fund at public offering price  during the periods shown, compared to that of the MSCI All Country World Value NR Index.*
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	MSCI All Country World Value NR Index
Life of Class (5/10/21)*	1.36%	-1.75%	-1.61%
1 Year	2.24	-3.59	-5.50
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
11.90%	1.00%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class A shares shown in the graph above is from the inception of Class A shares on 5/10/21 through 3/31/23. Index information shown in the graph above is from 5/31/21 through 3/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

Performance Update | 3/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Value Fund during the periods shown, compared to that of the MSCI All Country World Value NR Index.*
Average Annual Total Returns (As of March 31, 2023)
Period	If Held	If Redeemed	MSCI All Country World Value NR Index
Life of Class (5/10/21)*	0.61%	0.61%	-1.61%
1 Year	1.54	0.54	-5.50
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
12.61%	1.75%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. "If Redeemed" returns reflect the deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the other time periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2024 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class C shares shown in the graph above is from the inception of Class C shares on 5/10/21 through 3/31/23. Index information shown in the graph above is from 5/31/21 through 3/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2317

Performance Update | 3/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Value Fund during the periods shown, compared to that of the MSCI All Country World Value NR Index.*
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	MSCI All Country World Value NR Index
Life of Class (5/10/21)*	1.64%	-1.61%
1 Year	2.54	-5.50
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
11.63%	0.70%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 5/10/21 through 3/31/23. Index information shown in the graph above is from 5/31/21 through 3/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
18Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Value Fund
Based on actual returns from October 1, 2022 through March 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,214.90	$1,210.10	$1,216.90
Expenses Paid During Period*	$5.41	$9.37	$3.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, 1.70%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the partial year period).
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2319

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Value Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2022 through March 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,020.04	$1,016.45	$1,021.44
Expenses Paid During Period*	$4.94	$8.55	$3.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, 1.70%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the partial year period).
20Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

Schedule of Investments  |  3/31/23
(unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 99.2%
	Common Stocks — 96.1% of Net Assets
	Aerospace & Defense — 2.9%
1,833	Hensoldt AG	$ 66,020
	Total Aerospace & Defense	$66,020

	Air Freight & Logistics — 1.4%
168	United Parcel Service, Inc., Class B	$ 32,590
	Total Air Freight & Logistics	$32,590

	Automobile Components — 1.1%
600	Bridgestone Corp.	$ 24,374
	Total Automobile Components	$24,374

	Automobiles — 2.2%
1,626	Stellantis NV	$ 29,587
1,300	Subaru Corp.	20,808
	Total Automobiles	$50,395

	Banks — 14.9%
4,439	ABN AMRO Bank NV (C.V.A.) (144A)	$ 70,509
3,600	Grupo Financiero Banorte S.A.B de CV, Class O	30,346
938	Hana Financial Group, Inc.	29,496
1,634	KB Financial Group, Inc. (A.D.R.)	59,510
600	Sumitomo Mitsui Financial Group, Inc.	24,059
2,932	UniCredit S.p.A.	55,534
1,830	Wells Fargo & Co.	68,405
	Total Banks	$337,859

	Biotechnology — 2.4%
337	AbbVie, Inc.	$ 53,708
	Total Biotechnology	$53,708

	Broadline Retail — 4.6%
4,600(a)	Alibaba Group Holding, Ltd.	$ 58,501
1,010	eBay, Inc.	44,814
	Total Broadline Retail	$103,315

	Capital Markets — 1.5%
455	State Street Corp.	$ 34,439
	Total Capital Markets	$34,439

	Chemicals — 0.7%
336	Mosaic Co.	$ 15,416
	Total Chemicals	$15,416

The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2321

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Shares		Value
	Communications Equipment — 2.8%
1,219	Cisco Systems, Inc.	$ 63,723
	Total Communications Equipment	$63,723

	Construction & Engineering — 0.9%
39,000	Sinopec Engineering Group Co., Ltd., Class H	$ 19,453
	Total Construction & Engineering	$19,453

	Construction Materials — 2.5%
1,139	CRH Plc	$ 57,524
	Total Construction Materials	$57,524

	Consumer Staples Distribution & Retail — 0.0%†
268(a) +#	Magnit PJSC	$ 791
	Total Consumer Staples Distribution & Retail	$791

	Diversified Telecommunication Services — 1.9%
1,056	Deutsche Telekom AG	$ 25,577
68,800	Telkom Indonesia Persero Tbk PT	18,653
	Total Diversified Telecommunication Services	$44,230

	Electric Utilities — 1.9%
1,088	FirstEnergy Corp.	$ 43,585
	Total Electric Utilities	$43,585

	Electrical Equipment — 4.3%
430(a)	Generac Holdings, Inc.	$ 46,444
4,300	Mitsubishi Electric Corp.	51,357
	Total Electrical Equipment	$97,801

	Entertainment — 1.0%
183	Electronic Arts, Inc.	$ 22,042
	Total Entertainment	$22,042

	Food Products — 1.9%
1,798	Associated British Foods Plc	$ 43,152
	Total Food Products	$43,152

	Health Care Providers & Services — 3.2%
565	Cardinal Health, Inc.	$ 42,657
113	Cigna Group	28,875
	Total Health Care Providers & Services	$71,532

	Hotels, Restaurants & Leisure — 2.3%
451	InterContinental Hotels Group Plc	$ 29,634
6,800(a)	Sands China, Ltd.	23,734
	Total Hotels, Restaurants & Leisure	$53,368

The accompanying notes are an integral part of these financial statements.
22Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

Shares		Value
	Household Durables — 1.7%
2,527	Persimmon Plc	$ 39,302
	Total Household Durables	$39,302

	Insurance — 5.8%
138	Chubb, Ltd.	$ 26,797
307	Hartford Financial Services Group, Inc.	21,395
6,000	Ping An Insurance Group Co. of China, Ltd., Class H	38,888
1,200	Tokio Marine Holdings, Inc.	23,137
97	Willis Towers Watson Plc	22,541
	Total Insurance	$132,758

	IT Services — 1.8%
306	International Business Machines Corp.	$ 40,114
	Total IT Services	$40,114

	Machinery — 1.3%
800	Mitsubishi Heavy Industries, Ltd.	$ 29,499
	Total Machinery	$29,499

	Metals & Mining — 4.6%
2,616	Barrick Gold Corp.	$ 48,579
394	Rio Tinto Plc	26,704
808	Teck Resources, Ltd., Class B	29,492
	Total Metals & Mining	$104,775

	Multi-Utilities — 1.8%
721	Dominion Energy, Inc.	$ 40,311
	Total Multi-Utilities	$40,311

	Oil, Gas & Consumable Fuels — 12.2%
1,012	BP Plc (A.D.R.)	$ 38,395
366	Chesapeake Energy Corp.	27,831
3,675	Energy Transfer LP	45,827
619	EQT Corp.	19,752
779	Occidental Petroleum Corp.	48,633
2,090	Permian Resources Corp.	21,945
834	Range Resources Corp.	22,076
4,480 +#	Rosneft Oil Co. PJSC	1,097
890	Shell Plc (A.D.R.)	51,211
	Total Oil, Gas & Consumable Fuels	$276,767

	Pharmaceuticals — 7.6%
2,633	GSK Plc	$ 46,960
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2323

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Shares		Value
	Pharmaceuticals — (continued)
2,077	Pfizer, Inc.	$ 84,742
366	Sanofi	39,858
	Total Pharmaceuticals	$171,560

	Textiles, Apparel & Luxury Goods — 2.0%
1,061	Tapestry, Inc.	$ 45,740
	Total Textiles, Apparel & Luxury Goods	$45,740

	Trading Companies & Distributors — 2.9%
384(a)	AerCap Holdings NV	$ 21,592
1,400	Mitsui & Co., Ltd.	43,631
	Total Trading Companies & Distributors	$65,223

	Total Common Stocks (Cost $2,159,309)	$2,181,366

Principal Amount USD ($)
	U.S. Government and Agency Obligations — 3.1% of Net Assets
70,000(b)	U.S. Treasury Bills, 6/22/23	$ 69,285
	Total U.S. Government and Agency Obligations (Cost $69,266)	$69,285

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.2% (Cost $2,228,575)	$ 2,250,651
	OTHER ASSETS AND LIABILITIES — 0.8%	$ 18,002
	net assets — 100.0%	$2,268,653

(A.D.R.)	American Depositary Receipts.
(C.V.A.)	Certificaaten van aandelen (Share Certificates)
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2023, the value of these securities amounted to $70,509, or 3.1% of net assets.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
The accompanying notes are an integral part of these financial statements.
24Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

Restricted Securities	Acquisition date	Cost	Value
Magnit PJSC	5/10/2021	$19,543	$ 791
Rosneft Oil Co. PJSC	6/23/2021	37,564	1,097
Total Restricted Securities			$1,888
% of Net assets			0.1%
Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:
United States	43.7%
United Kingdom	13.2%
Japan	9.6%
China	5.2%
Netherlands	4.4%
Germany	4.1%
South Korea	4.0%
Ireland	3.5%
Canada	3.5%
Italy	2.5%
France	1.8%
Mexico	1.3%
Switzerland	1.2%
Macao	1.1%
Other (individually less than 1%)	0.9%
100.0%
Purchases and sales of securities (excluding short-term investments) for the six months ended March 31, 2023, aggregated $1,018,981 and $951,207, respectively.
At March 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $2,228,939 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 197,307
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(175,595)
Net unrealized appreciation	$ 21,712
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2325

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of March 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$ —	$ 66,020	$ —	$ 66,020
Automobile Components	—	24,374	—	24,374
Automobiles	—	50,395	—	50,395
Banks	158,261	179,598	—	337,859
Broadline Retail	44,814	58,501	—	103,315
Construction & Engineering	—	19,453	—	19,453
Construction Materials	—	57,524	—	57,524
Consumer Staples Distribution & Retail	—	—	791	791
Diversified Telecommunication Services	—	44,230	—	44,230
Electrical Equipment	46,444	51,357	—	97,801
Food Products	—	43,152	—	43,152
Hotels, Restaurants & Leisure	—	53,368	—	53,368
Household Durables	—	39,302	—	39,302
Insurance	70,733	62,025	—	132,758
Machinery	—	29,499	—	29,499
Metals & Mining	78,071	26,704	—	104,775
Oil, Gas & Consumable Fuels	275,670	—	1,097	276,767
Pharmaceuticals	84,742	86,818	—	171,560
Trading Companies & Distributors	21,592	43,631	—	65,223
All Other Common Stocks	463,200	—	—	463,200
U.S. Government and Agency Obligations	—	69,285	—	69,285
Total Investments in Securities	$1,243,527	$1,005,236	$ 1,888	$2,250,651
During the six months ended March 31, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
26Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

Statement of Assets and Liabilities  |  3/31/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $2,228,575)	$2,250,651
Cash	34,431
Foreign currencies, at value (cost $3)	3
Receivables —
Dividends	10,438
Due from the Adviser	1,044
Other assets	18,611
Total assets	$2,315,178
LIABILITIES:
Payables —
Trustees' fees	$ 4
Professional fees	35,616
Printing expense	10,598
Management fees	120
Administrative expenses	60
Distribution fees	68
Accrued expenses	59
Total liabilities	$ 46,525
NET ASSETS:
Paid-in capital	$2,287,216
Distributable earnings (loss)	(18,563)
Net assets	$2,268,653
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $776,521/78,364 shares)	$ 9.91
Class C (based on $644,636/65,273 shares)	$ 9.88
Class Y (based on $847,496/85,554 shares)	$ 9.91
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.91 net asset value per share/100%-5.75% maximum sales charge)	$ 10.51
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23 27

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 3/31/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $1,491)	$ 26,170
Interest from unaffiliated issuers	36
Total Investment Income		$ 26,206
EXPENSES:
Management fees	$ 7,043
Administrative expenses	5,710
Transfer agent fees
Class A	31
Class C	8
Class Y	20
Distribution fees
Class A	927
Class C	3,045
Shareowner communications expense	100
Custodian fees	40
Registration fees	16,732
Professional fees	48,763
Printing expense	14,450
Officers' and Trustees' fees	4,003
Insurance expense	11
Miscellaneous	1,203
Total expenses		$102,086
Less fees waived and expenses reimbursed by the Adviser		(90,393)
Net expenses		$ 11,693
Net investment income		$ 14,513
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 5,185
Other assets and liabilities denominated in foreign currencies	(553)	$ 4,632
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$373,620
Other assets and liabilities denominated in foreign currencies	77	$373,697
Net realized and unrealized gain (loss) on investments		$378,329
Net increase in net assets resulting from operations		$392,842
The accompanying notes are an integral part of these financial statements.
28Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

Statements of Changes in Net Assets
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22
FROM OPERATIONS:
Net investment income (loss)	$ 14,513	$ 42,406
Net realized gain (loss) on investments	4,632	(24,798)
Change in net unrealized appreciation (depreciation) on investments	373,697	(286,667)
Net increase (decrease) in net assets resulting from operations	$ 392,842	$ (269,059)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.21 and $0.12 per share, respectively)	$ (16,032)	$ (7,641)
Class C ($0.15 and $0.08 per share, respectively)	(9,079)	(5,016)
Class Y ($0.24 and $0.15 per share, respectively)	(20,026)	(12,004)
Total distributions to shareowners	$ (45,137)	$ (24,661)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 37,918	$ 183,746
Reinvestment of distributions	45,137	24,661
Cost of shares repurchased	(5,877)	(17,648)
Net increase in net assets resulting from Fund share transactions	$ 77,178	$ 190,759
Net increase (decrease) in net assets	$ 424,883	$ (102,961)
NET ASSETS:
Beginning of period	$1,843,770	$1,946,731
End of period	$2,268,653	$1,843,770
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2329

Statements of Changes in Net Assets (continued)
	Six Months Ended 3/31/23 Shares (unaudited)	Six Months Ended 3/31/23 Amount (unaudited)	Year Ended 9/30/22 Shares	Year Ended 9/30/22 Amount
Class A
Shares sold	1,344	$13,699	14,532	$145,446
Reinvestment of distributions	1,691	16,032	770	7,641
Less shares repurchased	(106)	(1,022)	(889)	(8,595)
Net increase	2,929	$28,709	14,413	$144,492
Class C
Shares sold	1,869	$19,219	1,938	$ 18,689
Reinvestment of distributions	960	9,079	506	5,016
Less shares repurchased	—	—	—	61
Net increase	2,829	$28,298	2,444	$ 23,766
Class Y
Shares sold	479	$ 5,000	2,243	$ 19,611
Reinvestment of distributions	2,115	20,026	1,212	12,004
Less shares repurchased	(480)	(4,855)	(1,015)	(9,114)
Net increase	2,114	$20,171	2,440	$ 22,501
The accompanying notes are an integral part of these financial statements.
30Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

Financial Highlights
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	5/10/21* to 9/30/21
Class A
Net asset value, beginning of period	$ 8.34	$ 9.64	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ 0.21	$ 0.08
Net realized and unrealized gain (loss) on investments	1.71	(1.39)	(0.44)
Net increase (decrease) from investment operations	$ 1.78	$ (1.18)	$ (0.36)
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.12)	$ —
Total distributions	$ (0.21)	$ (0.12)	$ —
Net increase (decrease) in net asset value	$ 1.57	$ (1.30)	$ (0.36)
Net asset value, end of period	$ 9.91	$ 8.34	$ 9.64
Total return (b)	21.49%(c)	(12.40)%	(3.60)%(c)
Ratio of net expenses to average net assets	0.98%(d)	0.99%	0.94%(d)
Ratio of net investment income (loss) to average net assets	1.43%(d)	2.24%	1.99%(d)
Portfolio turnover rate	45%(c)	68%	26%(c)
Net assets, end of period (in thousands)	$ 777	$ 629	$ 588
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	9.32%(d)	11.90%	13.75%(d)
Net investment income (loss) to average net assets	(6.91)%(d)	(8.67)%	(10.82)%(d)
*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2331

Financial Highlights  (continued)
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	5/10/21* to 9/30/21
Class C
Net asset value, beginning of period	$ 8.29	$ 9.61	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.03	$ 0.13	$ 0.05
Net realized and unrealized gain (loss) on investments	1.71	(1.37)	(0.44)
Net increase (decrease) from investment operations	$ 1.74	$ (1.24)	$ (0.39)
Distributions to shareowners:
Net investment income	$ (0.15)	$ (0.08)	$ —
Total distributions	$ (0.15)	$ (0.08)	$ —
Net increase (decrease) in net asset value	$ 1.59	$ (1.32)	$ (0.39)
Net asset value, end of period	$ 9.88	$ 8.29	$ 9.61
Total return (b)	21.01%(c)	(13.01)%	(3.90)%(c)
Ratio of net expenses to average net assets	1.70%(d)	1.70%	1.71%(d)
Ratio of net investment income (loss) to average net assets	0.72%(d)	1.38%	1.22%(d)
Portfolio turnover rate	45%(c)	68%	26%(c)
Net assets, end of period (in thousands)	$ 645	$ 517	$ 577
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	10.04%(d)	12.61%	14.52%(d)
Net investment income (loss) to average net assets	(7.62)%(d)	(9.53)%	(11.59)%(d)
*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
32Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	5/10/21* to 9/30/21
Class Y
Net asset value, beginning of period	$ 8.35	$ 9.65	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.23	$ 0.09
Net realized and unrealized gain (loss) on investments	1.72	(1.38)	(0.44)
Net increase (decrease) from investment operations	$ 1.80	$ (1.15)	$ (0.35)
Distributions to shareowners:
Net investment income	$ (0.24)	$ (0.15)	$ —
Total distributions	$ (0.24)	$ (0.15)	$ —
Net increase (decrease) in net asset value	$ 1.56	$ (1.30)	$ (0.35)
Net asset value, end of period	$ 9.91	$ 8.35	$ 9.65
Total return (b)	21.69%(c)	(12.18)%	(3.50)%(c)
Ratio of net expenses to average net assets	0.70%(d)	0.70%	0.70%(d)
Ratio of net investment income (loss) to average net assets	1.72%(d)	2.43%	2.22%(d)
Portfolio turnover rate	45%(c)	68%	26%(c)
Net assets, end of period (in thousands)	$ 847	$ 697	$ 782
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	9.05%(d)	11.63%	13.51%(d)
Net investment income (loss) to average net assets	(6.63)%(d)	(8.50)%	(10.59)%(d)
*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2333

Notes to Financial Statements  |  3/31/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Global Sustainable Value Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief
34Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange,
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2335

prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
36Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund 's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2337

for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$24,661
Total	$24,661
The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 32,194
Capital loss carryforward	(46,554)
Net unrealized depreciation	(351,908)
Total	$(366,268)
The differences between book-basis and tax-basis net unrealized depreciation are attributable to the tax deferral of losses on wash sales.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $(6) in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts
38Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2339

and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that the Adviser believes adhere to the fund's ESG criteria. The Fund's ESG criteria exclude securities of issuers in certain industries, and the Adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the Fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the Adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
40Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

The Fund may invest in small and mid-size companies. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Adviser thinks appropriate, and offer greater potential for gain and loss.
Normally, the fund invests at least a minimum percentage of its net assets in issuers located outside of the United States. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2341

predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the
42Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the six months ended March 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.75% and 0.70% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended March 31, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended March 31, 2023, the Fund paid $4,003 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At March 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $4 and a payable for administrative expenses of $60, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2343

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 90
Class C	4
Class Y	6
Total	$100
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2023, CDSCs in the amount of $0 were paid to the Distributor.
44Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/23

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/2345

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 32974-01-0523

Pioneer Intrinsic Value Fund
Semiannual Report  |  March 31, 2023

A: PISVX	C: PVCCX	Y: PISYX

visit us: www.amundi.com/us

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
May 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/233

Portfolio Management Discussion  |  3/31/23
In the following discussion, portfolio managers Sammi Truong and Timothy Stanish discuss the market environment and the performance of Pioneer Intrinsic Value Fund during the six-month period ended March 31, 2023. Ms. Truong, a vice president and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Stanish, a vice president, EVA (economic value added) analyst, and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the six-month period ended March 31, 2023?
A	Pioneer Intrinsic Value Fund’s Class A shares returned 13.39% at net asset value during the six-month period ended March 31, 2023, while the Fund’s benchmark, the Russell 1000 Value Index (the Russell Index), returned 13.55%. During the same six-month period, the average return of the 1,254 mutual funds in Morningstar’s Large Value Funds category was 13.76%.
Q	How would you describe the investment backdrop for equities during the six-month period ended March 31, 2023?
A	Although the news flow remained quite challenging over the period, stocks nonetheless posted healthy gains. Investors had to contend with a variety of issues, including persistently high inflation, continued interest-rate increases by the US Federal Reserve (Fed), and signs of slowing economic growth. Geopolitical events also represented a potential headwind given US-China tensions and the ongoing war in Ukraine. Not least, the failure of three US banks in March, together with the forced merger of Credit Suisse and UBS in Europe, raised fears about the possibility of another financial crisis similar to that of 2008-2009. Despite those issues, stocks staged an impressive rally over the six-month period, thanks in part to investors’ optimism that the Fed – while continuing to raise interest rates for the time being – would soon pause its tightening cycle. In addition, the instability in the banking sector fueled hopes that the Fed may even need to begin cutting rates aggressively before year-end.
Value stocks performed well relative to the broader market in the first half of the six-month period, with a key factor being the lower sensitivity of value-oriented companies to rising interest rates versus growth-oriented companies, as many growth companies depend largely on future earnings estimates, the value
4Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

of which can erode over time as rates increase. However, the value category has underperformed since the beginning of 2023, as the prospect of an improving interest-rate environment led to a revival in the share prices of the types of faster-growing companies that had lagged significantly in 2022. In addition, weakness in the financials and energy sectors ‒ two areas with a higher representation in the value segment versus the market as a whole ‒ was a detriment to the relative performance of value stocks over the second half of the period.
Q	What were the principal factors that aided the Fund’s benchmark-relative performance during the six-month period ended March 31, 2023?
A	The Fund’s performance for the six-month period was roughly in line with that of the Russell Index, with relative outperformance in the fourth quarter of 2022 countered by weaker relative performance thereafter. The market environment shifted in January 2023, with stocks of what we view as lower-quality companies staging an impressive rally versus their higher-quality peers. Other categories demonstrating relative strength over the second half of the period included shares of companies with no profits and high levels of debt, as well as those with the highest price-to-earnings (P/E) ratios and highest betas — or sensitivity to market movements in relation to an index. Given the nature of our investment approach, the market’s shift was a headwind for the Fund’s shorter-term results. (P/E Ratio represents the price of a stock divided by its earnings per share.)
On the plus side, however, the Fund’s positioning within the information technology sector was the largest positive contributor to benchmark-relative performance. The Fund’s relative returns benefited from a healthy overweight to the sector, as information technology was the top-performing area within the Russell Index during the six-month period. Stock selection results within the sector were a further plus for relative performance, thanks to the Fund’s positions in older, some might say “boring” tech companies with recurring revenues and strong balance sheets, such as Oracle, Cisco Systems, and Hewlett Packard Enterprises. We believed those stocks offered an attractive valuation discount relative to the faster-growing technology companies, meaning that even a modest improvement
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/235

in earnings growth would be sufficient to drive an expansion of company P/E ratios. That indeed proved to be the case, and the Fund’s relative results benefited in kind.
The industrials sector was also a source of relative-performance strength for the Fund, led by shares of shipping company FedEx. The stock price had fallen to its lowest level in more than two years in September 2022, after a weaker-than-expected earnings report. The Fund already had a position in the stock at the time, based in part on our belief that the company’s new management team was poised to turn around the business. We maintained the position following the downturn, and the share price subsequently staged a strong rebound as the benefits of management’s plan played out in the form of rising earnings and improved efficiencies. The Fund’s relative returns further benefited from a position in plane-leasing company AerCap Holdings. We believed AerCap offered a way to capitalize on airlines’ need to expand their fleets during a time in which their debt loads were already elevated in the wake of disruptions caused by COVID-19. The investment thesis evolved as we had anticipated, boosting the stock’s valuation from its previously discounted level.
Q	What were the principal factors that detracted from the Fund’s benchmark-relative performance during the six-month period ended March 31, 2023?
A	The Fund’s positioning within the financials sector was a key detractor from benchmark-relative returns for the period. Relative performance struggled due to the portfolio’s overweight to the sector, which was an underperforming segment of the market during the period. Unfavorable stock selection results within the sector also detracted from relative returns. Among individual holdings within financials, shares of Charles Schwab notably underperformed and were a drag on the Fund’s relative results. The stock price fell sharply following the emergence of the banking crisis in March 2023, as investors feared Charles Schwab would face similar deposit runs as the smaller regional banks. The company did in fact experience outflows, but it also saw substantial inflows to its money market funds. We believe the sell-off of the shares owed largely to a short-term market reaction to external news events, and we think the company has
6Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

continued to feature a robust balance sheet, while maintaining a sound business with no credit issues.
The Fund’s relative performance within financials came under further pressure from portfolio positions in M&T Bank and Bank of America, as well as other bank holdings. Share prices for both companies fell sharply late in the period, but we have retained the Fund’s positions based on our view that larger banking institutions could in fact be the beneficiaries of the declining deposits at smaller banks. We believe this steady approach, as opposed to overreacting to short-term news headlines, is consistent with our disciplined, value-driven investment strategy.
In addition, the health care sector was home to many of the Fund’s largest individual detractors from relative performance during the period. The portfolio’s position in Pfizer, for example, lagged in part due to market concerns about the company’s loss of exclusivity on some of its key products. We remain confident, however, that Pfizer could fill the shortfall through its robust pipeline of new drugs. The energy sector was a further source of relative underperformance for the Fund during the period. Within the sector, the portfolio’s shares of natural gas producer EQT posted a loss and lagged its sector peers by a wide margin, as a warmer-than-expected weather led to a sharp downturn in the price of the commodity.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended March 31, 2023?
A	No. The Fund had no derivatives exposure during the reporting period.
Q	How would you characterize the Fund’s overall positioning as of March 31, 2023?
A	We have continued to invest the portfolio where we see the most attractive values. We describe our approach as one that seeks to identify classic value: low-valuation stocks of profitable companies with healthy balance sheets. The process leads us to try to avoid stocks that offer higher growth, but that also feature above-average valuations. Our process also leads us to seek to avoid what we call “expensive defensives.” These are stocks of companies, such as those in the consumer staples sector, that
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/237

may ordinarily hold up well through challenging economic conditions, but whose current, elevated valuations could prevent them from offering the expected measure of portfolio “ballast” during difficult times. In contrast, the remainder of the value universe, we think, offers a wealth of opportunities to invest in our area of emphasis: shares of what we believe are attractively valued companies with good balance sheets and sound business models. As always, we strive to avoid stocks of value-oriented companies that could be at risk of distress. We believe this is particularly important now, during a time characterized by broader macroeconomic challenges.
With regard to positioning, the Fund is underweight versus the Russell Index to the most cyclical areas of the market (sectors such industrials, the consumer-oriented sectors, and communication services). However, we believe we have been able to identify a wider range of ideas in segments where there has been underinvestment over time, particularly within the energy and materials sectors. More broadly speaking, we remain optimistic with regard to value investing, given that stocks within the category have continued to trade at a discount to growth stocks, even after a strong showing over the past 12 months.
8Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

Please refer to the Schedule of Investments on pages 17-21 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund may invest in IPOs (Initial Public Offerings), which may involve additional risks.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/239

Portfolio Summary  |  3/31/23
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Exxon Mobil Corp.	5.68%
2.	Cisco Systems, Inc.	4.32
3.	Pfizer, Inc.	3.72
4.	Comcast Corp., Class A	3.28
5.	AerCap Holdings NV	3.19
6.	Wells Fargo & Co.	3.16
7.	FedEx Corp.	3.16
8.	Oracle Corp.	3.14
9.	Elevance Health, Inc.	2.88
10.	International Business Machines Corp.	2.88

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

Prices and Distributions  |  3/31/23
Net Asset Value per Share
Class	3/31/23	9/30/22
A	$9.77	$8.77
C	$9.82	$8.78
Y	$9.77	$8.78

Distributions per Share: 10/1/22 - 3/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.1757	$—	$—
C	$0.0969	$—	$—
Y	$0.2005	$—	$—
Index Definition
The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12 - 14.
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2311

Performance Update | 3/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Intrinsic Value Fund at public offering price  during the periods shown, compared to that of the Russell 1000 Value Index.*
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Russell 1000 Value Index
Life of Class (5/10/21)*	0.38%	-2.70%	-0.91%
1 Year	-4.75	-10.25	-5.91
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
18.21%	0.85%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class A shares shown in the graph above is from the inception of Class A shares on 5/10/21 through 3/31/23. Index information shown in the graph above is from 5/31/21 through 3/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

Performance Update | 3/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Intrinsic Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.*
Average Annual Total Returns (As of March 31, 2023)
Period	If Held	If Redeemed	Russell 1000 Value Index
Life of Class (5/10/21)*	-0.44%	-0.44%	-0.91%
1 Year	-5.47	-6.41	-5.91
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
18.96%	1.60%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the other time periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2024 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
* Performance of Class C shares shown in the graph above is from the inception of Class C shares on 5/10/21 through 3/31/23. Index information shown in the graph above is from 5/31/21 through 3/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2313

Performance Update | 3/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Intrinsic Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.*
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	Russell 1000 Value Index
Life of Class (5/10/21)*	0.62%	-0.91%
1 Year	-4.52	-5.91
Expense Ratio (Per prospectus dated February 1, 2023)
Gross	Net
17.95%	0.55%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class Y shares shown in the table and graph above is from the inception of Class Y shares on 5/10/21 through 3/31/23. Index information shown in the graph above is from 5/31/21 through 3/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Intrinsic Value Fund
Based on actual returns from October 1, 2022 through March 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,133.90	$1,129.40	$1,135.40
Expenses Paid During Period*	$4.52	$8.39	$2.93

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.58%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the partial year period).
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2315

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Intrinsic Value Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2022 through March 31, 2023.
Share Class	A	C	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,020.69	$1,017.05	$1,022.19
Expenses Paid During Period*	$4.28	$7.95	$2.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, 1.58%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the partial year period).
16Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

Schedule of Investments  |  3/31/23
(unaudited)
Shares		Value
	UNAFFILIATED ISSUERS — 102.4%
	Common Stocks — 96.4% of Net Assets
	Air Freight & Logistics — 3.0%
192	FedEx Corp.	$ 43,870
	Total Air Freight & Logistics	$43,870

	Automobile Components — 1.4%
145	Lear Corp.	$ 20,226
	Total Automobile Components	$20,226

	Banks — 12.9%
1,353	Bank of America Corp.	$ 38,696
365	Citigroup, Inc.	17,115
483	Citizens Financial Group, Inc.	14,669
304	JPMorgan Chase & Co.	39,614
116	M&T Bank Corp.	13,870
536	Truist Financial Corp.	18,278
1,175	Wells Fargo & Co.	43,921
	Total Banks	$186,163

	Biotechnology — 2.6%
234	AbbVie, Inc.	$ 37,293
	Total Biotechnology	$37,293

	Broadline Retail — 1.2%
396	eBay, Inc.	$ 17,571
	Total Broadline Retail	$17,571

	Capital Markets — 4.5%
608	Charles Schwab Corp.	$ 31,847
432	State Street Corp.	32,698
	Total Capital Markets	$64,545

	Chemicals — 2.7%
388	Dow, Inc.	$ 21,270
383	Mosaic Co.	17,572
	Total Chemicals	$38,842

	Communications Equipment — 4.2%
1,147	Cisco Systems, Inc.	$ 59,960
	Total Communications Equipment	$59,960

	Consumer Finance — 1.8%
260	Discover Financial Services	$ 25,698
	Total Consumer Finance	$25,698

The accompanying notes are an integral part of these financial statements.
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2317

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Shares		Value
	Containers & Packaging — 1.3%
419	Sealed Air Corp.	$ 19,236
	Total Containers & Packaging	$19,236

	Electric Utilities — 2.3%
363	American Electric Power Co., Inc.	$ 33,029
	Total Electric Utilities	$33,029

	Energy Equipment & Services — 1.0%
469	Halliburton Co.	$ 14,839
	Total Energy Equipment & Services	$14,839

	Health Care Providers & Services — 8.2%
322	Cardinal Health, Inc.	$ 24,311
297	CVS Health Corp.	22,070
87	Elevance Health, Inc.	40,004
118	HCA Healthcare, Inc.	31,114
	Total Health Care Providers & Services	$117,499

	Household Durables — 1.6%
213	Lennar Corp., Class A	$ 22,388
	Total Household Durables	$22,388

	Insurance — 3.5%
214	Aflac, Inc.	$ 13,807
188	Chubb, Ltd.	36,506
	Total Insurance	$50,313

	IT Services — 2.8%
305	International Business Machines Corp.	$ 39,983
	Total IT Services	$39,983

	Machinery — 2.8%
75	Deere & Co.	$ 30,966
114	Stanley Black & Decker, Inc.	9,186
	Total Machinery	$40,152

	Media — 4.2%
1,203	Comcast Corp., Class A	$ 45,606
427	Fox Corp., Class A	14,539
	Total Media	$60,145

	Metals & Mining — 2.5%
445	Freeport-McMoRan, Inc.	$ 18,205
69	Reliance Steel & Aluminum Co.	17,715
	Total Metals & Mining	$35,920

The accompanying notes are an integral part of these financial statements.
18Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

Shares		Value
	Oil, Gas & Consumable Fuels — 13.4%
747	EQT Corp.	$ 23,837
719	Exxon Mobil Corp.	78,845
63	Pioneer Natural Resources Co.	12,867
623	Range Resources Corp.	16,491
663	Shell Plc (A.D.R.)	38,149
166	Valero Energy Corp.	23,174
	Total Oil, Gas & Consumable Fuels	$193,363

	Pharmaceuticals — 4.6%
630	Organon & Co.	$ 14,817
1,266	Pfizer, Inc.	51,653
	Total Pharmaceuticals	$66,470

	Semiconductors & Semiconductor Equipment — 3.1%
676	Intel Corp.	$ 22,085
367	Micron Technology, Inc.	22,145
	Total Semiconductors & Semiconductor Equipment	$44,230

	Software — 3.0%
470	Oracle Corp.	$ 43,672
	Total Software	$43,672

	Specialty Retail — 2.0%
12(a)	AutoZone, Inc.	$ 29,498
	Total Specialty Retail	$29,498

	Technology Hardware, Storage & Peripherals — 2.2%
2,004	Hewlett Packard Enterprise Co.	$ 31,924
	Total Technology Hardware, Storage & Peripherals	$31,924

	Trading Companies & Distributors — 3.6%
789(a)	AerCap Holdings NV	$ 44,365
54	Ferguson Plc	7,223
	Total Trading Companies & Distributors	$51,588

	Total Common Stocks (Cost $1,405,699)	$1,388,417

The accompanying notes are an integral part of these financial statements.
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2319

Schedule of Investments  |  3/31/23
(unaudited) (continued)
Shares		Value

	SHORT TERM INVESTMENTS — 6.0% of Net Assets
	Open-End Fund — 6.0%
86,580(b)	Dreyfus Government Cash Management, Institutional Shares, 4.71%	$ 86,580
		$ 86,580

	TOTAL SHORT TERM INVESTMENTS (Cost $86,580)	$86,580

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 102.4% (Cost $1,492,279)	$1,474,997
	OTHER ASSETS AND LIABILITIES — (2.4)%	$ (34,083)
	net assets — 100.0%	$ 1,440,914

(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at March 31, 2023.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding short-term investments) for the six months ended March 31, 2023, aggregated $191,385 and $115,605, respectively.
At March 31, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,492,386 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 123,943
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(141,332)
Net unrealized depreciation	$ (17,389)
The accompanying notes are an integral part of these financial statements.
20Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of March 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,388,417	$—	$—	$1,388,417
Open-End Fund	86,580	—	—	86,580
Total Investments in Securities	$ 1,474,997	$ —	$ —	$ 1,474,997
During the six months ended March 31, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2321

Statement of Assets and Liabilities  |  3/31/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,492,279)	$1,474,997
Receivables —
Dividends	1,419
Due from the Adviser	1,239
Other assets	17,369
Total assets	$ 1,495,024
LIABILITIES:
Payables —
Professional fees	$ 44,843
Printing expense	9,001
Management fees	52
Administrative expenses	38
Distribution fees	47
Accrued expenses	129
Total liabilities	$ 54,110
NET ASSETS:
Paid-in capital	$1,473,942
Distributable earnings (loss)	(33,028)
Net assets	$ 1,440,914
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $565,436/57,884 shares)	$ 9.77
Class C (based on $434,339/44,208 shares)	$ 9.82
Class Y (based on $441,139/45,144 shares)	$ 9.77
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.77 net asset value per share/100%-5.75% maximum sales charge)	$ 10.37
The accompanying notes are an integral part of these financial statements.
22Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 3/31/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$19,326
Total Investment Income		$ 19,326
EXPENSES:
Management fees	$ 3,149
Administrative expenses	5,004
Transfer agent fees
Class A	51
Class C	5
Class Y	16
Distribution fees
Class A	620
Class C	2,202
Shareowner communications expense	199
Registration fees	17,189
Professional fees	55,351
Printing expense	10,050
Officers' and Trustees' fees	4,001
Miscellaneous	2,407
Total expenses		$100,244
Less fees waived and expenses reimbursed by the Adviser		(93,377)
Net expenses		$ 6,867
Net investment income		$ 12,459
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 8,793
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$135,715
Net realized and unrealized gain (loss) on investments		$144,508
Net increase in net assets resulting from operations		$156,967
The accompanying notes are an integral part of these financial statements.
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2323

Statements of Changes in Net Assets
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22
FROM OPERATIONS:
Net investment income (loss)	$ 12,459	$ 19,033
Net realized gain (loss) on investments	8,793	(29,058)
Change in net unrealized appreciation (depreciation) on investments	135,715	(113,335)
Net increase (decrease) in net assets resulting from operations	$ 156,967	$ (123,360)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.18 and $0.14 per share, respectively)	$ (8,635)	$ (4,083)
Class C ($0.10 and $— per share, respectively)	(4,242)	—
Class Y ($0.20 and $0.16 per share, respectively)	(9,396)	(6,486)
Total distributions to shareowners	$ (22,273)	$ (10,569)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 190,767	$ 260,460
Reinvestment of distributions	22,273	10,569
Cost of shares repurchased	(83,876)	(23,514)
Net increase in net assets resulting from Fund share transactions	$ 129,164	$ 247,515
Net increase in net assets	$ 263,858	$ 113,586
NET ASSETS:
Beginning of period	$1,177,056	$1,063,470
End of period	$ 1,440,914	$ 1,177,056
The accompanying notes are an integral part of these financial statements.
24Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

	Six Months Ended 3/31/23 Shares (unaudited)	Six Months Ended 3/31/23 Amount (unaudited)	Year Ended 9/30/22 Shares	Year Ended 9/30/22 Amount
Class A
Shares sold	19,059	$190,767	13,668	$141,161
Reinvestment of distributions	876	8,635	391	4,083
Less shares repurchased	(5,506)	(56,314)	(711)	(4,362)
Net increase	14,429	$143,088	13,348	$140,882
Class C
Shares sold	—	$ —	5,619	$ 57,027
Reinvestment of distributions	426	4,242	—	—
Less shares repurchased	—	—	—	(3,071)
Net increase	426	$ 4,242	5,619	$ 53,956
Class Y
Shares sold	—	$ —	6,267	$ 62,272
Reinvestment of distributions	953	9,396	622	6,486
Less shares repurchased	(2,673)	(27,562)	(1,682)	(16,081)
Net increase (decrease)	(1,720)	$ (18,166)	5,207	$ 52,677
The accompanying notes are an integral part of these financial statements.
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2325

Financial Highlights
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	5/10/21* to 9/30/21
Class A
Net asset value, beginning of period	$ 8.77	$ 9.68	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.10	$ 0.17	$ 0.06
Net realized and unrealized gain (loss) on investments	1.08	(0.94)	(0.38)
Net increase (decrease) from investment operations	$ 1.18	$ (0.77)	$ (0.32)
Distributions to shareowners:
Net investment income	$ (0.18)	$ (0.14)	$ —
Total distributions	$ (0.18)	$ (0.14)	$ —
Net increase (decrease) in net asset value	$ 1.00	$ (0.91)	$ (0.32)
Net asset value, end of period	$ 9.77	$ 8.77	$ 9.68
Total return (b)	13.39%(c)	(8.23)%	(3.20)%(c)
Ratio of net expenses to average net assets	0.85%(d)	0.84%	0.80%(d)
Ratio of net investment income (loss) to average net assets	1.92%(d)	1.68%	1.45%(d)
Portfolio turnover rate	8%(c)	28%	1%(c)
Net assets, end of period (in thousands)	$ 565	$ 381	$ 291
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	14.19%(d)	18.21%	23.11%(d)
Net investment income (loss) to average net assets	(11.42)%(d)	(15.69)%	(20.86)%(d)
*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
26Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	5/10/21* to 9/30/21
Class C
Net asset value, beginning of period	$ 8.78	$ 9.65	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.06	$ 0.09	$ 0.03
Net realized and unrealized gain (loss) on investments	1.08	(0.96)	(0.38)
Net increase (decrease) from investment operations	$ 1.14	$ (0.87)	$ (0.35)
Distributions to shareowners:
Net investment income	$ (0.10)	$ —	$ —
Total distributions	$ (0.10)	$ —	$ —
Net increase (decrease) in net asset value	$ 1.04	$ (0.87)	$ (0.35)
Net asset value, end of period	$ 9.82	$ 8.78	$ 9.65
Total return (b)	12.94%(c)	(9.02)%	(3.50)%(c)
Ratio of net expenses to average net assets	1.58%(d)	1.58%	1.60%(d)
Ratio of net investment income (loss) to average net assets	1.18%(d)	0.90%	0.65%(d)
Portfolio turnover rate	8%(c)	28%	1%(c)
Net assets, end of period (in thousands)	$ 434	$ 384	$ 368
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	14.91%(d)	18.96%	23.98%(d)
Net investment income (loss) to average net assets	(12.15)%(d)	(16.48)%	(21.73)%(d)
*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2327

Financial Highlights  (continued)
	Six Months Ended 3/31/23 (unaudited)	Year Ended 9/30/22	5/10/21* to 9/30/21
Class Y
Net asset value, beginning of period	$ 8.78	$ 9.69	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.20	$ 0.07
Net realized and unrealized gain (loss) on investments	1.08	(0.95)	(0.38)
Net increase (decrease) from investment operations	$ 1.19	$ (0.75)	$ (0.31)
Distributions to shareowners:
Net investment income	$ (0.20)	$ (0.16)	$ —
Total distributions	$ (0.20)	$ (0.16)	$ —
Net increase (decrease) in net asset value	$ 0.99	$ (0.91)	$ (0.31)
Net asset value, end of period	$ 9.77	$ 8.78	$ 9.69
Total return (b)	13.54%(c)	(8.04)%	(3.10)%(c)
Ratio of net expenses to average net assets	0.55%(d)	0.55%	0.55%(d)
Ratio of net investment income (loss) to average net assets	2.20%(d)	1.95%	1.70%(d)
Portfolio turnover rate	8%(c)	28%	1%(c)
Net assets, end of period (in thousands)	$ 441	$ 412	$ 404
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	13.92%(d)	17.95%	22.87%(d)
Net investment income (loss) to average net assets	(11.17)%(d)	(15.45)%	(20.62)%(d)
*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
28Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

Notes to Financial Statements  |  3/31/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Intrinsic Value Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2329

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange,
30Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2331

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund 's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
32Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$10,569
Total	$ 10,569
The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 14,333
Capital loss carryforward	(28,951)
Net unrealized depreciation	(153,104)
Total	$(167,722)
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $73 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2333

G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.
34Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund may invest in equity securities of large companies. Large companies may fall out of favor with investors and underperform the overall equity market.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2335

prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.45% of the Fund’s average daily net assets up to $1 billion and 0.40% of the Fund’s average daily net assets over $1 billion. For the six months ended March 31, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.45% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all Fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.85%, 1.60% and 0.55% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively.
36Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

These expense limitations are in effect through February 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended March 31, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended March 31, 2023, the Fund paid $4,001 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At March 31, 2023, on its Statement of Assets and Liabilities, the Fund did not have a payable for Trustees' fees and had a payable for administrative expenses of $38, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 82
Class C	55
Class Y	62
Total	$199
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2337

5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2023, CDSCs in the amount of $0 were paid to the Distributor.
38Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/23

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/2339

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 32975-01-0523

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I—POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II—POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)
• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XIV

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date June 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date June 5, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date June 5, 2023

*	Print the name and title of each signing officer under his or her signature.